SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Ocean West Holding Corporation
(Name of Registrant as Specified in its Charter)

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OCEAN WEST HOLDING CORPORATION
26 Executive Park, Suite 250, Irvine, California 92614
(949) 861-2590

INFORMATION STATEMENT

To the Stockholders of Ocean West Holding Corporation:

Ocean West Holding Corporation, a Delaware corporation (the “Company”, “Ocean West,” “we”, “us” or “our”), obtained the written consent the (“Consent”) of the holder of more than a majority of our issued and outstanding shares of common stock (the “Common Stock”) on March 4, 2005, to: (i) change our name to AskMeNow, Inc., (ii) increase our authorized common stock to 100,000,000 shares and (iii) eliminate from our Certificate of Incorporation the provisions allowing cumulative voting, all of which are contained in the form of Amended and Restated Certificate of Incorporation attached hereto as Appendix A. In addition, our Board of Directors approved the spin-off or divestiture of our operating subsidiary Ocean West Enterprises, Inc. (the “Subsidiary” or “OWE”) which did not require shareholder approval and elimination from our Certificate of Incorporation of certain authorized but unissued classes of capital stock.

The increase in authorized shares of Common Stock is not necessary to complete the transactions outlined in this Information Statement. Such increase is being made solely to provide for sufficient shares of Common Stock to satisfy obligations incurred by the Company since the execution of the Consent.

The foregoing proposals were approved by our Board of Directors as of March 4, 2005, and by the holder of more than a majority of our issued and outstanding shares of Common Stock in connection with the Securities Exchange Agreement and Plan of Reorganization, dated as of April 14, 2005 (the “Exchange Agreement”), by and among, the Company, InfoByPhone, Inc., a Delaware corporation (“IBP”), and the stockholders of IBP, a copy of which is attached hereto as Appendix B.

Pursuant to the Exchange Agreement and effective June 6, 2005, the Company acquired IBP, in a reverse merger pursuant to which IBP became a wholly-owned subsidiary of the Company, as (i) the Company acquired all of the issued and outstanding shares of IBP in exchange for 6,000,000 shares of authorized, but unissued, shares of Common Stock of the Company, par value $.01, which, together with 500,000 shares issued to Vertical Capital Partners (“Vertical”) as a finder’s fee, constituting approximately 56% of the capital stock of the Company, (ii) the existing directors of the Company, Marshall Stewart and Daryl Meddings, agreed to resign 10 days after the mailing of the Company’s Schedule 14f-1, and resigned on July 18, 2005, and the two director designees of IBP joined the Company’s Board of Directors (the “Designated Directors”), (iii) the existing officers of the Company resigned and were replaced by the officers of IBP, (iv) neither IBP nor the Company was to have any debt or liability, and IBP has to have no less than $750,000 cash or cash equivalents, and (v) the Company agreed to spin-off or otherwise divest itself of its subsidiary OWE. In addition, the Company completed an equity offering, on a best efforts basis for an aggregate minimum purchase amount of 2,500,000 shares at $.30 per share of Common Stock, or an aggregate minimum purchase price of $750,000, and the aggregate maximum purchase amount of 10,666,666 shares at $.30 per share of common stock, or an aggregate maximum purchase price of $3,200,000, as amended (the “Offering”), all of which was raised as of July 31, 2005. All of the foregoing is hereinafter referred to as the “Transaction.”

In connection with the closing of the Transaction (the “Closing”), we agreed to (i) cancel, redeem or otherwise retire all outstanding preferred stock and Class B and Class D Common Stock, which has occurred; (ii) file a Form 8-K with the SEC, which shall include financial statements of IBP required to be filed with the SEC under the current rules for such Form 8-K filings, which divestiture has occurred; (iii) spin off or otherwise divest itself of our sole operating company, OWE, along with all its assets and liabilities, which has occurred; and (iv) assist in requesting a symbol change to “ASKM.” Prior to the Closing, all officers, directors and our majority shareholder voted to approve all the actions needed to close the Transaction, including, but not limited to, those matters described in this Information Statement.

As a result of the Transaction, a change of control of the Company occurred with the existing stockholders of the Company being reduced from holding 100% of the issued and outstanding shares of Common Stock to holding less than 50% of issued and outstanding shares of Common Stock post Closing and an assumption of IBP’s assets, liabilities and operations. Prior to the closing of the Transaction, IBP was a privately-held company.

Our purpose in changing our name to AskMeNow, Inc. increasing our authorized capital, and eliminating cumulative voting pursuant to this Information Statement is to allow us to comply with the terms of the Exchange Agreement. The actions taken to date pursuant to the Transaction did not require shareholder approval.

Your consent is not required and is not being solicited in connection with this action. The accompanying Information Statement is furnished only to inform you of the action described above in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to you on or about November 24, 2006.

PLEASE NOTE THAT THE HOLDER OF A MAJORITY OF THE COMPANY’S COMMON STOCK PRIOR TO THE CLOSING VOTED TO CHANGE THE NAME OF THE COMPANY TO ASKMEKNOW, INC., TO INCREASE OUR AUTHORIZED CAPITAL AND TO ELIMINATE CUMULATIVE VOTING FROM THE CERTIFICATE OF INCORPORATION. THE NUMBER OF VOTES HELD BY SUCH CONTROLLING STOCKHOLDER WERE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS. PURSUANT TO SECTION 228 OF THE DELAWARE GENERAL CORPORATION LAW, YOU ARE HEREBY BEING PROVIDED WITH NOTICE OF THE APPROVAL BY LESS THAN UNANIMOUS WRITTEN CONSENT OF OUR STOCKHOLDERS OF THE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION.

By order of the Board of Directors,

Darryl Cohen
Chief Executive Officer
Irvine, California

November 24, 2006

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SUMMARY TERM SHEET

The summary term sheet contained in this Information Statement describes the most material terms of the reverse merger detailed in this Information Statement, but might not contain all of the information that is important to you. You are urged to read carefully this Information Statement, including the appendices and exhibits.

The Reverse Merger

•	Written Consent (see general discussion regarding this written consent on pp. 5-6)

The Company obtained the written consent of the holder of more than a majority of our issued and outstanding shares of Common Stock on March 4, 2005, to:

•	change our name to AskMeNow, Inc.;
•	increase our authorized Common Stock to 100,000,000 shares;
•	eliminate from the Certificate of Incorporation of the Company the provisions allowing cumulative voting; and
•	approve the Securities Exchange Agreement and Plan of Reorganization, dated as of April 14, 2005.

•	Securities Exchange Agreement and Plan of Reorganization, dated as of April 14, 2005 (see discussion on pages 5-6)

Effective at the Closing of the Exchange Agreement, or shortly thereafter, the Company acquired IBP, a Delaware corporation, in a reverse merger (see “The Board’s Reasons for Engaging in the Transaction” on pp. 10-11 for a more detailed explanation of the reasons for the reverse merger), as:

•
the Company acquired all of the issued and outstanding shares of IBP in exchange (the “Exchange”) for 6,000,000 shares of authorized, but unissued, shares of Common Stock of the Company, par value $.01, 500,000 shares were issued to Vertical as a finder’s fee and an additional 413,896 shares were issued for services rendered in connection with the Exchange, constituting in excess of 50% of the capital stock of the Company;

•
The holders of all issued and outstanding shares of all series of the Company’s preferred stock, as well as Class B and Class D Common Stock, surrendered all issued and outstanding shares of their stock to the Company for no consideration and such shares were cancelled;

•	IBP became a wholly-owned subsidiary of the Company;
•
the existing directors of the Company, Marshall Stewart and Daryl Meddings, agreed to resign 10 days after the mailing of the Company’s Schedule 14f-1 which they did on July 18, 2005, and the two director designees of IBP then joined the Company (the “Designated Directors”);

•	the existing officers of the Company resigned and were replaced by the officers of IBP; and
•
neither IBP nor the Company was to have any debt or liability, and IBP had no less than $750,000 cash or cash equivalent. See “Actions To Be Taken Pursuant To This Information Statement” on p.6 for a more detailed explanation.

•	the Company agreed to spin-off or otherwise divest itself of OWE. See “Actions To Be Taken Pursuant To This Information Statement” on p. 6 for a more detailed explanation).

•	Private Equity Offering (for a more detailed description, see “Ocean West Private Equity Offering” on page 8)

•
The Company completed an equity offering on a best efforts basis for an aggregate minimum purchase amount of 2,500,000 shares at $.30 per share of Common Stock, or an aggregate minimum purchase price of $750,000, and the aggregate maximum purchase amount of 10,666,666 shares at $.30 per share of Common Stock, or an aggregate maximum purchase price of $3,200,000, as amended (the “Offering”), all of which was raised by July 31, 2005.

•
Thus, combining the 10,666,666 shares from the Offering, the 6,000,000 shares from the Exchange, the 500,000 shares issued as a finder’s fee, and 413,896 shares issued for services rendered in connection with the Exchange, ultimately, 17,580,562 restricted shares of Common Stock were issued. Although the Company agreed to register all shares, pursuant to SEC rules and regulations only 16,377,899 shares are being registered (see “Disclosure Regarding Blank Check Company Shares” section on p. 8).

•	There are 28,947,387 shares of our Common Stock issued and outstanding as of November 17, 2006 (disclosed on pages 6 and 12).

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TABLE OF CONTENTS

Page #

Summary Term Sheet	3

General Information	5

Disclosure Regarding Blank Check Company Shares	9

The Boards’ Reasons for Engaging in the Transaction	11

Voting Securities and Principal Holders Thereof	12

Directors and Executive Officers and Nominees for Directors	13

Board Committees	16

Audit Committee Report	16

Section 16(a) Beneficial Ownership Reporting Compliance	17

Certain Relationships and Related Transactions	17

Executive Compensation	18

Employment Agreements	20

Compensation Committee Interlocks and Insider Participation	20

Compensation Committee Report to Stockholders	20

Audit and Non-Audit Fees	20

Financial Information	21

Procedure for Approval of Action; Voting	22

Effect on Certificates Evidencing Shares of Ocean West Holding Corporation	22

Other Matters	22

Exhibits	22

Delivery of Information Statement to Households	23

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OCEAN WEST HOLDING CORPORATION

26 Executive Park, Suite 250, Irvine, California 92614

INFORMATION STATEMENT PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER
REGARDING ACTION TAKEN BY WRITTEN CONSENT OF A
MAJORITY OF STOCKHOLDERS

OCEAN WEST HOLDING CORPORATION., a Delaware corporation (“we”, “us”, “our” “Ocean West” or the “Company”), is furnishing this Information Statement to you to provide you with information and a description of actions taken by written consent of our majority stockholder, on March 4, 2005, in accordance with the relevant sections of the Delaware General Corporation Law. These actions were taken by Consumer Direct of America, Inc. (“CDA”), which on March 4, 2005 owned in excess of a majority of our outstanding common stock necessary for the adoption of the actions.

THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT NOVEMBER 30, 2006 TO STOCKHOLDERS OF RECORD ON MAY 23, 2005. THE INFORMATION STATEMENT IS BEING DELIVERED ONLY TO INFORM YOU OF THE CORPORATE ACTIONS DESCRIBED HEREIN IN ACCORDANCE WITH RULE 14C-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS VOTED TO APPROVE THE CHANGE OF THE CORPORATION’S NAME TO ASKMENOW, INC., INCREASE OUR AUTHORIZED CAPITAL STOCK AND ELIMINATE CUMULATIVE VOTING FROM THE CERTIFICATE OF INCORPORATION. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT PURSUANT TO THE DELAWARE GENERAL CORPORATION LAW FOR SUCH ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

GENERAL INFORMATION

Ocean West Holding Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), has obtained the written consent of the holder of more than a majority of our issued and outstanding shares of Common Stock on March 4, 2005, to (i) change our name to AskMeNow, Inc., (ii) increase our authorized Common Stock to 100,000,000 shares and (iii) eliminate from our Certificate of Incorporation the provisions allowing cumulative voting. In addition, the Board of Directors of the Company has approved the sale of our operating subsidiary Ocean West Enterprises, Inc. (“OWE” or the “Subsidiary”) which did not require shareholder approval and elimination from our Certificate of Incorporation of certain authorized but unissued classes of capital stock.

The foregoing proposals were approved by our Board of Directors as of March 4, 2005, and by the holder of more than a majority of our issued and outstanding shares of common stock in connection with the Securities Exchange Agreement and Plan of Reorganization, dated as of April 14, 2005 (the “Exchange Agreement”), by and among, the Company, InfoByPhone, Inc., a Delaware corporation (“IBP”), and the stockholders of IBP.

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The increase in authorized shares of common stock is not necessary to complete the transactions outlined in the Information Statement. Such increase is being made solely to provide for sufficient shares of Common Stock to satisfy obligations incurred by the Company since the execution of the Consent.

The Transaction

The closing of the Exchange Agreement occurred on June 6, 2005 (the “Closing”). Effective at the Closing, or shortly thereafter, the Company acquired IBP, a Delaware corporation, in a reverse merger pursuant to which IBP became a wholly-owned subsidiary of the Company, as (i) the Company acquired all of the issued and outstanding shares of IBP in exchange for 6,000,000 shares of authorized, but unissued, shares of Common Stock of the Company, par value $.01, which together with 500,000 shares issued to Vertical as a finder’s fee and 413,896 shares issued for services rendered in connection with the Exchange, constituted in excess of 50% of the capital stock of the Company, (ii) the existing directors of the Company, Marshall Stewart and Daryl Meddings, agreed to resign 10 days after the mailing of the Company’s Schedule 14f-1 which they did on July 18, 2005, and the two director designees of IBP then joined the Company’s Board of Directors (the “Designated Directors”), (iii) the existing officers of the Company resigned and were replaced by the officers of IBP, (iv) neither IBP nor the Company was to have any debt or liability, and IBP has to have no less than $750,000 cash or cash equivalents, and (v) the Company agreed to spin-off or otherwise divest itself of OWE. In addition, the Company completed an equity offering (described in greater detail below), on a best efforts basis for an aggregate minimum purchase amount of 2,500,000 shares at $.30 per share of common stock, or an aggregate minimum purchase price of $750,000, and the aggregate maximum purchase amount of 10,666,666 shares at $.30 per share of Common Stock, or an aggregate maximum purchase price of $3,200,000, as amended (the “Offering”), all of which was raised as of July 31, 2005. The aggregate maximum purchase amount was initially 6,666,666 shares, but this number increased to 10,666,666 shares. Thus, combining the 10,666,666 shares from the Offering, the 6,000,000 shares from the Exchange, the 500,000 shares issued as a finder’s fee, and 413,896 shares issued for services rendered in connection with the Exchange, ultimately, 17,580,562 restricted shares of Common Stock were issued. Although the Company agreed to register them all, pursuant to SEC rules and regulations only 16,377,899 shares are being registered (see “Disclosure Regarding Blank Check Company Shares” section). There are 28,947,387 shares of our Common Stock issued and outstanding as of November 17, 2006. All of the foregoing is hereinafter referred to as the “Transaction.”

Actions To Be Taken Pursuant To This Information Statement

While the Transaction closed and had immediate effect as of June 6, 2005, the following events will not occur until 20 days have passed (December 15, 2006, or the “Effective Date”) after this Information Statement has been mailed or delivered to the Company’s shareholders in compliance with Section 14(c) of the Exchange Act and Schedule 14(C) promulgated thereunder:

The Company will file a Certificate of Amendment to its Certificate of Incorporation in the form attached hereto as Appendix A to:

(i)	change its name to AskMeNow, Inc.

(ii)	increase its authorized Common Stock to 100,000,000 shares; and

(iii)	delete the provisions allowing cumulative voting.

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Actions Already Completed

The following events have already occurred in connection with the Transaction:

1. The Company acquired all of the issued and outstanding shares of IBP in exchange for 6 million shares of Common Stock.

2. The holders of all issued and outstanding shares of all series of the Company’s preferred stock, as well as Class B and Class D Common Stock, surrendered all issued and outstanding shares of their stock to the Company for no consideration and such shares were cancelled.

3. Prior to the Closing of the Transaction, Marshall Stewart, President and a director, and Daryl Meddings, a Secretary and a director and Wayne K. Bailey, CFO, resigned from all positions as officers of the Company and agreed to resign as members of the Board of Directors, which occurred on July 18, 2005, when 10 days had passed from the mailing of the Company’s Schedule 14f-1. Darryl Cohen and Alan Smith were elected to the Board and Sandro Sordi was appointed to the Board of Directors on July 19, 2005 and, together with Messrs. Cohen and Smith now comprise the entire Board of Directors of the Company (the “Designated Directors”).

4. IBP became a wholly-owned subsidiary of the Company.

5. Sale of Ocean West Enterprises:

Pursuant to Section 10.12 of the Exchange Agreement, the Company agreed to spin-off or sell, or enter into agreements to spin-off or sell, any subsidiary (or its assets), in a transaction in which the purchaser or transferee of such subsidiaries shall indemnify and hold both the Company and the surviving corporation harmless from any and all liabilities arising out of the business or operations of such subsidiaries and/or the transaction transferring the ownership thereof to a third party. Pursuant to a Stock Purchase Agreement dated as of December 30, 2005, Container/ITW, Inc. (the “Buyer”) a recently formed unaffiliated Delaware corporation with no substantial assets, purchased 100% of the capital stock of OWE (the “Purchased Shares”). The Buyer paid $1.00 for the Purchased Shares, and acknowledged that pursuant to the terms and conditions of the Exchange Agreement, OWE had previously assumed all liabilities and obligations of the Company pursuant to an Assignment and Assumption of Liabilities Agreement dated as of May 23, 2005. The Company’s then current principal shareholder, Consumer Direct of America (“CDA”) was also a party to the May 23, 2005 assumption agreement and indemnified the Company for payment of all liabilities and obligations. The sale of OWE stock on December 30, 2005, was effected as a result of OWE’s inability to comply with the requirements of a spin-off by registering as a public company with the SEC.

Although the Company declared a dividend all of the stock of OWE to its shareholders of record as of May 23, 2005, it elected pursuant to the Exchange Agreement to sell OWE to the Buyer which has indemnified the Company against all liabilities and obligations to the Company’s Shareholders from the Company’s decision to not spin-off the stock of OWE to its shareholders.

The Buyer also acknowledged that the Company has been advised by Pioneer Credit Recovery, Inc. (“Pioneer”) that the U.S. Department of Treasury has placed with Pioneer an account owed to it by OWE. The former principals of OWE and the Company did not disclose to InfoByPhone that they and OWE had guaranteed three HUD loans in the aggregate amount of $151,980 and any other unpaid loans. Such amounts have been recorded in accrued liabilities at September 30, 2005.

The Company has received a claim from the former CEO of the Company. The CEO was employed by the Company under an employment agreement dated September 1, 2004. The CEO was to be compensated $180,000 per year in base salary plus bonuses through August 1, 2007. The former CEO’s claim is for a breach of contract alleged to have occurred in late 2004 under the control of prior management and for prior management’s failure to advise the Company’s shareholders of the sale of OWHC until after the Closing. The Company has not accrued any amount due to the former CEO and intends to vigorously defend itself.

The Company has been advised by a representative for CDA that there are at least 448,420 outstanding warrants to purchase common stock of the Company, a portion of which may still be exercisable despite former management’s representation and warranty that there were no outstanding warrants at the time of the Closing. Included in these warrants are 300,000 claimed to be exercisable at $0.25 per share through August 15, 2007. The alleged holder of these warrants, Remsen Funding Corporation has filed a lawsuit against the Company (06 CV 609) in the United States District Court for the Southern District of New York seeking specific performance of an agreement which provided for “piggyback” registration rights and seeks to have the company include the 300,000 shares underlying the warrants in its pending registration statement on Form SB-2.

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The Company will pursue all avenues to make sure it is made whole for the above misrepresentations and omissions, however, there can be no assurance the Company will not be adversely affected by such breaches. In the event a claim is made against the Company by any of the above-mentioned parties, or by any others, the Company will seek indemnification from the former principals of OWE, Consumer Direct of America, the Company’s former principal shareholder, and their affiliates under both the Exchange Agreement, and the Assignment and Assumption of Liabilities Agreement dated May 23, 2005.

All of the officers of OWE resigned from all positions at the Company at the June 6, 2005 closing and no officer or director of the Company is part of the management of OWE. Therefore, OWE and the Company were completely separated under the December 30, 2005 Stock Purchase Agreement. As a result of the foregoing and pursuant to the Exchange Agreement, InfoByPhone has become the sole operating business of the Company.

Prior to the completion of the Transaction, the sole business of the Company was that of Ocean West Enterprises (“OWE”). All information concerning OWE has been reported by the Company in its periodic reports filed with the SEC.

The information required to be included in the Information Statement concerning OWE and the sale of OWE in accordance with Schedule 14A of the Regulation 14A is either included in this Information Statement or accompanies this Information Statement as an Exhibit and is being provided to Shareholders as follows:

Voting Securities and Principal Holders Thereof: All of the capital stock of OWE until December 30, 2005, was owned by the Company. See Item 11 of Exhibit 3, the Company’s Annual Report on Form 10-KSB/A, Amendment No. 3 for September 30, 2004 (“Form 10-KSB”) for information concerning the stock ownership of the Company.

Directors and Executive Officers: See Exhibit 14, the Company’s Schedule 14F-1/A (“Schedule 14F”) and Item 9 of the Form 10-KSB.

Compensation of Directors and Executive Officers: See Schedule 14F and Item 10 of Form 10-KSB.

Financial and Other Information: Although financial information concerning OWE is not required in this Information Statement it is provided as part of Form 10-KSB; Exhibit 4, Form 10-QSB for September 30, 2005, Amendment No. 2, and Exhibit 6, Form 8-K/A Amendment No. 3 for June 10, 2005, filed on December 1, 2005.

Mergers, Consolidations, Acquisitions and Similar Matters: See information contained in this Information Statement; Schedule 14F; Exhibit 13, Form 8-K filed on June 9, 2005; Exhibit 12, Form 8-K/A, Amendment No. 1, filed on June 10, 2005, and Exhibit 6, 8-K/A, Amendment No. 3 for June 10, 2005.

Amendment of Charter, By-Laws or Loan Documents: See Appendix A to this Information Statement, as well as information contained herein.

Business of OWE: For a complete description of the business of OWE prior to the sale of OWE, see Item 1. Business in the Form 10-KSB.

As disclosed in Section 2.2 of the Exchange Agreement, while the parties intend that the transactions under this Agreement qualify as a tax-free re-organization under Section 368(a)(1)(B) of the Code, we do not represent that the Transaction will, in fact, be tax-free and we have not issued a tax opinion in that regard. A copy of the Exchange Agreement is attached hereto as Appendix B. The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, which is incorporated herein by reference

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Ocean West Private Equity Offering.

On June 2, 2005, investors commenced to enter into Subscription Agreements (the “Subscription Agreements”) with the Company relating to the offering and sale on a “best efforts basis” of a minimum of 2,500,000 shares ($750,000) and a maximum of 10,666,666 shares ($3,200,000) of Common Stock of the Company, at $0.30 per share (the “Offering”), as amended. As of July 31, 2005, we had accepted subscriptions for the maximum gross proceeds of $3,200,000 pursuant to our Confidential Private Placement Memorandum dated June 2, 2005 (the “Memorandum”), as amended. The Company received net proceeds of approximately $2,784,000, after deducting fees payable to the placement agent. The proceeds received in the Offering were first used to repay approximately $100,000 of outstanding principal and accrued interest owed to Allied International Fund. The remaining proceeds from the Offering were used through December 2005 for research and development, marketing and for working capital and general corporate uses.

DISCLOSURE REGARDING BLANK CHECK COMPANY SHARES

The Exchange Agreement initially created a “blank check company.” Because the SEC has taken the position that promoters or affiliates of a blank check company and their transferees would act as “underwriters” under the Securities Act when reselling the securities of the blank check company, the shares held by such persons can only be resold through a registered offering under the Securities Act. Rule 144 is not available for resale transactions in this situation because such resale transactions appear to be designed to distribute securities to the public without compliance with the registration requirements of the Securities Act. Thus, the shares of the Company held by the pre-Transaction affiliates and their transferees cannot be sold without a registration statement. No shareholder known to the Company to be an affiliate at the time of the Transaction has publicly sold any securities of the Company, nor will they be permitted to do so without registration.

The following table based on information provided by the Company’s transfer agent, lists both the pre-Transaction and post-Transaction affiliates of the Company and the number of shares each holds in the Company:

Name of Affiliate	Total Number of Securities Owned Beneficially
Wayne K. Bailey	0
Daryl S. Meddings	0
Marshall L. Stewart	0
Darryl Cohen	3,345,667	(1)
Alan Smith	140,000	(2)
Sandro Sordi	90,000	(2)(3)
Global Asset Management, LLC	751,000
Vertical Capital Partners, Inc.	395,000
Consumer Direct of America	0

(1) Of this amount, 1,125,667 shares are held in the name of “Darryl Cohen & Nini Cohen, TTEE, The Cohen Family Trust.” Also includes 2,220,000 shares of Common Stock issuable under currently exercisable options and Warrants, including 1,000,000 shares of Common Stock issuable under options which vested upon the execution of a definitive license agreement with Expert System, SpA.

(2) Includes 90,000 shares of Common Stock issuable under currently exercisable options, but does not include 50,000 shares of Common Stock issuable under options that become exercisable on March 20, 2007.

(3) Does not include 733,334 shares beneficially owned by Mr. Sordi’s wife, of which Shares he disclaims beneficial ownership.

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Messrs. Darryl Cohen, Sandro Sordi and Alan Smith, officers and/or directors of the Company, were not affiliates of the issuer at the time of the Transaction, nor were Vertical Capital Partners and Global Asset Management (“Global”), an affiliate of Vertical. Each of these five affiliates, have confirmed to the Company that their shares bear a restrictive legend and will not be sold except pursuant to a registration statement. The shares of the Company issued to Vertical and Global have been included in the Company’s Registration Statement on Form SB-2 first filed on September 14, 2005.

Background of the Transaction.

As previously discussed, in April 2005, Ocean West entered into the Exchange Agreement with IBP. The Transaction arose on or about April 1, 2005, when Mr. Robert DePalo, a principal of Vertical, which initially acted as a finder in the Transaction and then as the Company’s Placement Agent, was contacted by Mr. Darryl Cohen, Chief Executive Officer of IBP. Mr. Cohen indicated a desire to effect a reverse merger of IBP with a public company that would spin-off its operating business. In April 2005, Vertical introduced IBP to Ocean West. A registered representative at Vertical had a long-existing relationship with the Company’s principal shareholder Consumer Direct of America, Inc. (“CDA”). IBP commenced negotiations directly with officers and directors of OWHC. IBP was represented by its attorneys, and Ocean West was represented by counsel for CDA, the majority shareholder of Ocean West. There were no other individuals or professionals involved in the negotiations. The Exchange Agreement was closed on June 6, 2005.

Ocean West is a publicly-held company subject to the reporting requirements of the Exchange Act. Its common stock is quoted on the Over-the-Counter Bulletin Board (OTCBB), under the symbol “OWHC.OB.” Ocean West is a holding company which held all of the issued and outstanding stock of OWE until December 30, 2005. OWE is a retail mortgage banking company primarily engaged in the business of originating and selling loans secured by real property with one to four units. Pursuant to the Exchange Agreement, OWE was sold so that the only business conducted by Ocean West is the business of IBP.

INFOBYPHONE

InfoByPhone, Inc., now a wholly-owned subsidiary of the Company, is a development stage communications technology company that provides users of handheld cellular devices with access to information regardless of location through its AskMeNow™ service (the “Service”). The Service is a new mobile information content service users of any mobile device with text messaging/SMS or email capability, to call email, or text message (SMS) in questions. An answer is then text messaged or e-mailed back to the consumer’s mobile device, usually within a matter of minutes.

The Service is accessible anytime and anywhere, through every possible way that wireless technology allows people to communicate via a mobile device. Using proprietary software and proprietary methods to access third party databases the Service has the research capability to answer virtually any information-based question, including current news and events, sports scores, historical statistics, weather, entertainment, stock quotes and market data, driving directions, travel schedules and availabilities, emergency disaster information, comparison shopping, restaurant information and reservations, directory assistance, and random trivia (literature, history, science, etc.). Once information is accessed from third party strategic partners, it is refined to a format suitable for easy reading on the screen of user’s mobile device and quickly emailed or text messaged back to the user. IBP is now positioned to fully commercialize its technology.

IBP launched this product from beta in November 2005. The release is primarily to cell phone users in the U.S. and Canada. IBP will utilize a national marketing program supplemented by strategic media placements and publicity/promotional support. The product is expected to generate revenues through fees generated from advertisers utilizing our ad space to promote products and by charging customers that ask questions that are not able to be asked in our Template Formats. IBP also expects to generate revenue from affiliate partnerships whereby our customers purchase ring tones, wallpaper, games and other items.

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THE BOARDS’ REASONS FOR ENGAGING IN THE TRANSACTION

The Boards of Directors of both Ocean West and IBP each believed that their respective objectives will be achieved with a combined company. Ocean West believed that the IBP acquisition would provide its stockholders with a far better investment opportunity than its existing OWE subsidiary. IBP desired to employ a public vehicle for the reasons stated below. The Transaction is intended to provide IBP with all of its perceived advantages of being a publicly held corporation, as described below.

Ocean West’s Reasons for the Merger

The Board of Directors of Ocean West approved the reverse merger following its review of various alternatives for enhancing the overall return to its stockholders, advancing its financial and strategic objectives and giving Ocean West the flexibility it needed for future growth. In the course of reaching its decision to approve the merger, the Board consulted with all of Ocean West’s legal and financial advisors. After exploring all of the alternatives presented to Ocean West during the course of the last several years, including numerous business plans and various proposed merger partners, the Board of Directors voted and unanimously decided on April 14, 2005, that the Transaction had the most merit and represented the best strategic alternative for addressing the challenges and opportunities facing the Company. The rationale for this decision was based on a careful examination of the material factors described in greater detail below.

The Board of Directors conducted an extensive cost-benefit analysis and unanimously concluded that the business of OWE was better off as a private company than as a public company. This analysis revealed that there was virtually no benefit, with tremendous expense to OWE in being a public company. The Board could not find any potential benefits to OWE remaining a public company, because there was no interest in anyone funding Ocean West as a public company. The reasons why OWE could not obtain funding was because of the mortgage business it is in and the fact that there was no market for the Ocean West stock. Yet, at the same time, the Board knew that the Company faced huge expenses as a public company. It would have to comply with the Sarbanes-Oxley Rule 404 internal controls and procedures compliance deadline by July 2006 and it had not yet made any progress in that regard. Thus, OWE weighed the costs of being a public company which were significantly increasing against the fact it was not receiving any of the benefits of being a public company.

Another factor the Board considered was the acceptance of the Ocean West stockholders of the Transaction. The prior controlling shareholders of Ocean West felt confident that the market capitalization of the Company would increase sooner via a merger with IBP, than with any other company they had previously reviewed. The business plan submitted by IBP was close to commercialization and IBP had represented that it would launch its product by the end of 2005 which it did. For that reason, the Stock Exchange Agreement was conditioned upon IBP having at least $750,000 in cash at Closing to be raised via the minimum of a private placement of the Company’s securities. In that manner, IBP would be certain it could start its launch of the product while the offering continued to raise the maximum amount of money in the Offering or any subsequent financing could occur. This was sufficient justification for the Board to present to the Ocean West shareholders even though IBP had not yet commenced operations. Moreover, as mentioned above, when Vertical introduced IBP to Ocean West, a registered representative at Vertical already had a long-existing relationship with CDA. Vertical was able to introduce Ocean West to persons who had strong industry contacts, especially the controlling shareholders of CDA, that created a synergy and that presented various opportunities for IBP to network with representatives of Ocean West. This made the merger with IBP appear even more promising to Mr. Cohen. In addition to the money and resources provided, the merger would more quickly enable Ocean West to hire more talented, qualified personnel in time for the launch of their product. If they had had to wait for an underwritten IPO, the Company would not have been able to hire such talent so quickly.

The Board of Directors also reviewed the prior experience of Darryl Cohen and the record of his numerous businesses and decided that he was the most qualified CEO they had met to date. The Board was anxious to harness Mr. Cohen’s expertise to carryout the business plan for the merged company. Furthermore, the Board knew that it would be critical for its shareholders to see their investment appreciate for IBP to quickly assemble a strong and talented management team. The credentials of Mr. Cohen and the IBP business plan represented there would be an instant talent pool. Therefore, although IBP had not commenced commercial operations, the Board of Directors believed IBP provided the Company with a relatively fast return on investment.

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Another factor the board considered was the independence of the transaction. The Board strongly favored the merger transaction because it was not a related party transaction. Arms-length negotiations were conducted between principals and counsel for both sides. See “Background of the Transaction” above. Although the Company was giving up its control, the parties did not believe a valuation was necessary since the Company’s shareholders were keeping their stock in Ocean West. The fact that the principals of OWE were assuming all liabilities of the Company, in and of itself was another strong factor in favor of the reverse merger. In view, of the foregoing, the Transaction did not require a fairness opinion.

The Board considered all of these factors at length and unanimously decided that the merger was beneficial to the growth and commercialization of the Company.

IBP’s Reasons for the Merger

IBP also viewed the reverse merger with Ocean West as its best opportunity. The Board of Directors of IBP believed that a reverse merger with a public shell, rather than an underwritten public offering was the best alternative for IBP. There was absolutely no certainty that a traditional underwritten initial public offering would have been completed in time, if at all. Even if it was completed, an underwritten offering would have taken too much time for IBP and would not have given IBP the flexibility it needed to raise capital. IBP needed to be absolutely certain that it had sufficient funds on hand to launch its product on time before the end of 2005, and that there would be ample access to the public market after becoming a public company. Once the Company raised the minimum amount of the Offering of $750,000, it would have sufficient funds to commence the launch. Once the Offering was completed and Ocean West was filing periodic reports, there was total transparency. Anyone could then invest in the Company at any time, making it much easier for Ocean West to raise funds. The Board knew that this would give Ocean West the flexibility it needed to grow its business. IBP knew that this would be important in enabling IBP to grow the company internally and/or in acquiring other companies. IBP has already gained immediate access to greater financial resources, including access to the public markets. Access to private investors has also improved, as evidenced by the above-described equity offering and by private investors knowing that IBP is subject to the SEC’s periodic reporting requirements.

In addition, the Board of IBP believed that being part of a public company should allow IBP to continue to attract additional strategic partners from both a business and financial view. The Board of IBP believed that through the reverse merger process and the various persons involved, in addition to raising money for IBP, it would provide IBP with the opportunity to meet various people who could assist the Company in its launch of the product. Beginning in March 2005, when the parties were first introduced, and continuing to date, all parties engaged in the Transaction have introduced IBP to various strategic partners and vendors of services to a public company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

After giving effect to the Exchange and the Offering, there were 25,733,280 shares of our Common Stock issued and outstanding after giving effect to the issuance of 6,000,000 shares of Common Stock to the former IBP shareholders, 500,000 shares to Vertical as a finder’s fee, 413,896 shares issued for services rendered in connection with the Exchange, 1,066,710 shares issued to Vertical as placement agent as a sales commission and 1,500,000 shares pursuant to share grants to consultants. As of November 20, 2006, there were 28,947,387 shares of Common Stock issued and outstanding, (i) 2,000,000 shares of Common Stock were reserved for issuance under the Company’s 2005 Management and Director Equity Incentive Compensation Plan of which 1,914,000 options had been granted as of September 30, 2006, (ii) 3,000,000 shares of Common Stock were reserved for issuance under the Company’s 2006 Employee Stock Incentive Plan of which 1,200,000 options had been granted as of September 30, 2006, (iii) 9,225,710 shares of Common Stock were reserved for issuance pursuant to warrants issued by the Company, plus an additional 448,420 in dispute which were not disclosed by prior management to current management and (iv) no shares of our Common Stock were reserved for issuance pursuant to other securities exercisable for, or convertible into or exchangeable for, shares of our Common Stock. Each holder of our Common Stock is entitled to cast one vote, in person or by proxy, for each share of our Common Stock held by such holder. Because of the surrender of our outstanding preferred stock and Class B and Class D common stock to the Company upon the Closing of the Transaction, our Common Stock is the only capital stock outstanding.

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The following table sets forth information with respect to our Class A common stock, par value $0.01 per share, owned on November 20, 2006 by each person who beneficially owns more than five percent (5%) of our 28,849,387 outstanding Class A common stock, by each of our executive officers, directors and five percent (5%) shareholders at the time of the Exchange and presently, and by all of our executive officers and directors as a group.

Name of Beneficial Owner	Title of Class	Total Number of Securities Owned Beneficially		Percent of Class (1)
Daryl S. Meddings (2)(3)	Common Shares	0		-
Marshall L. Stewart (2)(3)	Common Shares	0		-
Darryl Cohen(4)(5)	Common Shares	3,345,667	(4)	10.7%
Alan Smith(5)	Common Shares	140,000	(6)	*
Sandro Sordi(5)	Common Shares	90,000	(6)(7)	*
Global Asset Management, LLC(8)(9)	Common Shares	751,000		2.6%
Vertical Capital Partners, Inc.(9)	Common Shares	395,000		1.4%
Yvon Cormier(10)	Common Shares	2,050,000		7.1%
Total number of shares owned by directors and executive officers as a group(3 persons)	Common Shares	3,575,667		11.4%

* Less than 1% of the issued and outstanding shares of Common Stock.

(1)
Except as otherwise noted in the footnotes to this table, the named person owns directly and exercises sole voting and investment power over the shares listed as beneficially owned by such person. Includes any securities that such person has the right to acquire within sixty days pursuant to options, warrants, conversion privileges or other rights.

(2)	The mailing address of such person shown is 15991 Redhill Avenue, Tustin, California 92780.

(3)	Information set forth as to prior management is as of March 4, 2005, prior to the execution of the Exchange Agreement.

(4)
Of this amount, 1,125,667 shares are held in the name of “Darryl Cohen & Nini Cohen, TTEE, The Cohen Family Trust.” Also includes 2,220,000 shares of Common Stock issuable under currently exercisable options and Warrants, including 1,000,000 shares of Common Stock issuable under options which vested upon the execution of a definitive license agreement with Expert System, SpA.

(5)	The mailing address of each person shown is c/o Ocean West Holding Corporation, 26 Executive Park, Suite 250, Irvine, California 92614.

(6)
Includes 90,000 shares of Common Stock issuable under currently exercisable options, but does not include 50,000 shares of Common Stock issuable under options that become exercisable on March 20, 2007.

(7)	Does not include 733,334 shares beneficially owned by Mr. Sordi’s wife, of which Shares he disclaims beneficial ownership.

(8)	Does not include 500,000 shares issued to Vertical, of which Robert Fallah, Manager of Global Asset Management, LLC, is a shareholder and a director.

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(9)	The mailing address of each entity shown is 488 Madison Avenue, 8th Floor, New York, NY, 10022.

(10)	The mailing address of this entity is 59 Chandler Circle, Andover, MA 01810.

Change In Control

Pursuant to the terms and conditions of the Exchange Agreement, upon the Closing, the stockholders of IBP exchanged their interest therein for shares of our Common Stock, as a result of which IBP has become our wholly-owned subsidiary. As a result of the Transaction, a change of control of the Company occurred with the existing stockholders of the Company being reduced from holding 100% of the issued and outstanding shares of Common Stock to holding less than 50% of the issued and outstanding shares of Common Stock post closing. As of the Closing, CDA was no longer a 5% shareholder of the Company.

Due to the issuance of the shares of our Common Stock and the change in our officers, which occurred at the Closing, a change in control of the Company occurred.

DIRECTORS AND EXECUTIVE OFFICERS AND NOMINEES FOR DIRECTORS

Executive Officers and Directors of Ocean West at time of the Exchange

Name	Position with Ocean West (1)	Position with Ocean West Enterprises

Marshall L. Stewart	President, Chief Executive Officer, Director	President, Chief Executive Officer, Director

Daryl S. Meddings	Executive Vice President, Secretary/Treasurer, Director	Executive Vice President, Chief Financial Officer, Secretary/Treasurer, Director

Wayne K. Bailey	Chief Financial Officer, Director	None

(1)	All persons listed were appointed to such positions in 2000, except for Mr. Bailey who was appointed in September of 2004.

All of the following biographical information was provided to the Company by former management.

Marshall J. Stewart, 47, has worked in the mortgage industry since 1982. He was a former management founder of Ocean West Enterprises, a wholly-owned subsidiary of the Company and was President, a director and a shareholder of both the Company and OWE from 1988 until he sold his shares in exchange for shares in CDA on July 15, 2004. Prior to founding Ocean West Enterprises, from 1986 to 1988, Mr. Stewart was a Vice President of Westport Savings Bank in Laguna Beach, California. His responsibilities included overseeing the mortgage banking department, secondary marketing and the Laguna Bank Savings branch. Prior to joining Westport Savings Bank, from 1984 to 1986, he was Production Manager of Irvine City Savings in Newport Beach, California and had the responsibilities of staffing and training the loan origination department and overseeing production, underwriting, funding, shipping and the sale of funded loans to institutional investors such as FNMA and FHLMC. Mr. Stewart received his B.A. in English with a minor in Business Administration from California State University in Fullerton, California in 1980.

Daryl S. Meddings, 39, was also a founder of Ocean West Enterprises and was Executive Vice President, Chief Financial Officer, Secretary/Treasurer and a director and a shareholder of both the Company and OWE from 1988 until he sold his shares in exchange for shares in CDA on July 15, 2004. As Chief Financial Officer at Ocean West Enterprises, Mr. Meddings implemented and monitored accounting and financial reporting systems. Other duties included budget planning, expense control, commercial banking relationships and oversight of quality control, loan servicing and loss mitigation. From late 1987 to 1988, Mr. Meddings was a production manager with Westport Savings Bank in Laguna Beach, California. His duties included establishing both retail and wholesale production departments and recruiting, hiring and training mortgage origination personnel. Prior to that, he began his career in mortgage banking in 1986 as a loan officer at Pro Mortgage Services in Diamond Bar, California and worked his way up to top producer at Irvine City Savings in Irvine, California. Mr. Meddings received his B.S. in Finance, Real Estate and Insurance with a concentration in Real Estate from California Polytechnic State University-Pomona in 1987.

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Wayne K. Bailey, 55, held the position of Chief Financial Officer and Director of the Company from September 28, 2004 until the Closing of the Transaction. Mr. Bailey currently holds the position of CFO of CDA since the fall of 2002. From January 1990 to the fall of 2002 he was Chief Operating Officer and Chief Financial Officer of a network of companies in the aerospace, steel processing, specialty rebar, and metal forming industries. These companies grew to employ over 350 people with revenues in excess of $35 million. These companies were acquired from financially troubled situations and became very profitable after being restructured. This restructuring included the debt both secured and unsecured, installing information systems, and management systems. During this time Mr. Bailey also served as a consultant to companies in the mortgage business, wood laminating, bottled water, bookbinding, wholesale siding, cabinet manufacturing and plastics industries. Mr. Bailey attended the University of Utah, Henager College of Business and LDS Business College earning degrees in Accounting and Business.

Executive Officers and Director Nominees Commencing at the Closing

None of our existing officers, directors or employees continued as such following the Closing of the Transaction. Following the Closing of the Transaction, the IBP executive officers, directors and director nominees became the executive officers and directors as listed below. The election of Mr. Cohen and Mr. Smith as directors became effective immediately. The election of Mr. Sordi became effective on July 18, 2005, the eleventh day after mailing of a separate Information Statement in accordance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 under the Exchange Act. The following are the existing IBP executive officers and directors and their respective ages and positions as of the date hereof:

Names	Ages	Position
Darryl Cohen	53	Chairman, Chief Executive Officer and Director
Alan Smith	52	Director
Sandro Sordi	45	Director

Darryl Cohen (53)  Mr. Cohen has been Chairman, Chief Executive Officer and a Director of the Company since June 2005 and of IBP since May 2004. Prior to that, Darryl Cohen served as chairman and chief executive officer of Ramp Corporation (RCO-Amex), a company that through its wholly-owned subsidiaries provided Internet-based communication, data integration, and transaction processing technologies designed to provide access to safer and better healthcare from September 2002 through April 2004. On June 2, 2005, Ramp Corporation filed a voluntary petition under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (Bankruptcy Petition #: 05-14006-alg).

Prior to becoming Ramp’s chairman and chief executive officer in September 2002, Cohen invested in public and private companies, frequently working with management in the areas of marketing strategy and financing. Before that, he was president of DCNL Incorporated, a privately held beauty supply manufacturer and distributor he founded in 1988 and sold to Helen of Troy in 1998. During his tenure as president of DCNL, Cohen was also co-owner and president of Basics Beauty Supply Stores, a chain of retail stores in California, from 1985 -1999. He has also owned businesses in the food-services and gift industries, and holds a BA in Political Science from the University of California at Berkeley.

Alan Smith (52)  Mr. Smith has been a director of the Company since June 2005 and of IBP since April, 2005. For the past two years, Mr. Smith has been involved in personal investments and new investment opportunities. Prior to this period, he was the owner/president of Aaron Kamhi Inc., an apparel manufacturing company specializing in private label products for chain and department stores. Mr. Smith worked at Aaron Kamhi, Inc. for 25 years. He was involved in all aspects of the business. Mr. Smith has been actively involved in community programs working with youth for the past 20 years.

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Sandro Sordi (45)  Mr. Sordi became a director of the Company on July 19, 2005. He currently serves as the General Counsel for the RS Group of Companies, Inc., a holding company for a group of insurance and finance related businesses and affinity program managers. Mr. Sordi joined the RS Group in 2003 where, as its General Counsel and a Director, he has a taken leading role in developing the company’s growth strategy and engaging in negotiations of all types. Prior thereto Mr. Sordi was engaged in the private practice of law. Mr. Sordi has been a member of the Florida Bar since 1990, having earned his Juris Doctor from the University of Miami, Florida and his B.A. (Honors) from York University in Toronto, Canada. After admission to the bar, from 1990 through 2002, Mr. Sordi practiced law exclusively as a sole practitioner in addition to being involved in certain investment projects.

BOARD COMMITTEES

Currently, our Board of Directors acting as an entire board serves as the audit, nominating, corporate governance and compensation committees. Alan Smith is currently Chairman of the audit committee and the compensation committee. Sandro Sordi is currently Chairman of the nominating and corporate governance committee.

In order to comply with Item 7(h) of Schedule 14A, or any successor provision thereto. Security holder communications will be initially screened by the Company’s nominating and corporate governance committee (the “Committee”) to determine whether they will be relayed to Board members. This Committee will also determine whether to seek the approval of such Item 7(h) policy by the independent Board members or not, as described in the instructions to Item 7(h)(2)(ii) of Schedule 14A, or any successor provision thereto. Once the decision has been made to relay such communications to Board members, the Committee will release the communication to the Board on the next business day.

AUDIT COMMITTEE REPORT

We will issue such report upon the completion of our fiscal year.

Code of Ethics

We have adopted a Code of Ethics designed to comply with Item 406 of Regulation S-B. The Code of Ethics is available on our website, at www.askmenow.com or available in print upon request addressed to the Company’s Secretary, at the Company’s corporate offices at Ocean West Holding Corporation, 26 Executive Park, Suite 250, Irvine, California 92614, or by telephone at (949) 861-2590.

Meetings of the Board of Directors and its Committees

During the year ended December 31, 2004, our board of directors took action by written consent on five occasions. During the period from January 1, 2005 through the date of the Closing, our board of directors took action by written consent on five occasions.

Director Compensation

Our directors who are officers or employees of the Company are not compensated for service on our Board of Directors or any committee thereof. By the end of the year, the Compensation Committee will determine our policy regarding compensation for our directors who are not officers or employees serving on our board of directors. We reimburse our directors for their reasonable expenses incurred in attending meetings of our board.

Stockholder Communications with Directors

The Board of Directors welcomes communications from the Company’s stockholders. Any stockholder may communicate with either the Board as a whole, or with any individual director, by sending a written communication c/o the Company’s Corporate Secretary at the Company’s offices. All such communications sent to the Company’s Corporate Secretary must state the name of the communicating stockholder and the number of shares beneficially owned; and will be forwarded to the Board, as a whole, or to the individual director to whom such communication was addressed.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and persons who beneficially own more than 10% of the shares of our Common Stock (each, a “Reporting Person”) to file reports of ownership and changes of ownership with the SEC. Copies of all filed reports are required to be furnished to the company pursuant to the Exchange Act. Based solely upon a review of the forms and amendments thereto furnished to the Company during the year ended December 31, 2004, we believe that each Reporting Person complied with all applicable filing requirements during such fiscal year and current management has no knowledge of late filings by prior management.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 15, 2004, Marshall L. Stewart, Daryl S. Meddings, Enfo Loan Corporation, Kingsley and Nancy Cannon and Dale and Suzanne Delmege agreed to sell 4,921,930 of their shares of Common Stock of the Company to CDA in exchange for 622,388 shares of CDA (the “Transfer”) for an approximate value of $1,178,802, based on the average trading prices of the respective stocks for the month of June 2004. The Transfer constituted a change in control of the Company.

In January, 2006, the Company completed $350,000 of a bridge loan (the “Bridge Loan”) of up to $500,000 from two lenders, one of whom is Sandro Sordi, a director of the Company who has loaned $100,000 and the second an unaffiliated entity, both of whom are accredited investors. The Bridge Loan is evidenced by 10% subordinated promissory notes due 60 days from the date of issuance. An aggregate of 25,000 warrants were issued to the lenders as well as 12,500 warrants to the selling agent for the Bridge Loan. The warrants are all exercisable through January 31, 2011 at $2.00 per share (the closing bid price of the Company on January 12, 2006). The entire $100,000 note to Mr. Sordi remains outstanding and is currently in default. The remaining $250,000 of the Bridge Loan has been repaid with penalties of $52,425.

As of March 1, 2006, the Company completed a $200,000 secured bridge loan from two lenders, for $100,000 each, one of whom is Darryl Cohen, the Company’s Chief Executive Officer, and the second, an investment banker for the Company. This bridge loan was evidenced by a 16% second promissory note due upon the earlier to occur of June 30, 2006 or the Closing of at least a $1 million financing. The notes were secured by the assets of the Company and was accompanied by a Confession of Judgment with a three day notice provision. The unrelated lender was repaid in full in May 2006. Mr. Cohen has been repaid all but $2,137 of the Note.

See “Executive Compensation” - below for information on stock options and an employment agreement entered into by the Company in 2005.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information concerning all compensation paid for services to the Company in all capacities during the year ended December 31, 2005 and the period from January 7, 2004 (Inception) to December 31, 2004 or accrued within the current fiscal year as to the Chief Executive Officer and each of the other two most highly compensated executive officers of the Company who served in such capacity at the end of the last fiscal year (the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000:

					Long-Term Compensation
Name	Year	Salary ($)		Bonus($)	Restricted Stock Awards	Shares Underlying Options	Other Annual Compensation($)
Darryl Cohen, President,	12/31/2005	$110,000	(1)	*	*	*	*
Chief Executive Officer

Marshall L. Stewart	12/31/2005	None		0	0	0	0
President, Chief Executive Officer	9/30/2004	$180,000		0	0	0	0
	9/30/2003	170,000		0	0	0	24,988

Daryl S. Meddings	12/31/2005	None		0	0	0	0
Executive Vice President and	9/30/2004	$180,000		0	0	0	0
Chief Financial Officer	9/30/2003	170,000		0	0	0	44,779

Wayne K. Bailey	12/31/2005	None		0	0	0	0
Chief Financial Officer	9/30/2004	0		0	0	0	0
of Parent Ocean West Holding Corp.	9/30/2003	0		0	0	0	0

(1) Commencing on April 28, 2006, Mr. Cohen’s salary was increased to $250,000 per annum.

Stock Options

Options/SAR Grants In Last Fiscal Year

On July 20, 2005, the Board of Directors granted Darryl Cohen an option under his employment contract to purchase 200,000 shares of Common stock exercisable for up to 10 years at $.70 per share. Fifty (50,000) thousand shares vested immediately and 50,000 shares will vest every 90 days thereafter for 9 months.

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Ocean West Holding Corporation 2006 Employee Stock Incentive Plan

The Company has adopted the 2006 Employee Stock Incentive Plan (the "2006 Plan") in order to motivate participants by means of stock options and restricted shares to achieve the Company’s long-term performance goals and enable our employees, officers, directors and consultants to participate in our long term growth and financial success. The 2006 Plan provides for the grant of any combination of stock options to purchase shares of Common Stock or restricted stock to our directors, officers, employees and consultants and those of our subsidiaries. The 2006 Plan which is administered by our Board of Directors, authorizes the issuance of a maximum of 3,000,000 shares of Common Stock, which may be authorized and unissued shares or treasury shares. The stock options granted under the 2005 Plan shall be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code (“ISO’s”), or non-qualified stock options (“NQSO’s”). Both incentive stock options and non-qualified stock options must be granted at an exercise price of not less than the fair market value of shares of Common Stock at the time the option is granted and incentive stock options granted to 10% or greater stockholders must be granted at an exercise price of not less than 110% of the fair market value of the shares on the date of grant. If any award under the 2006 Plan terminates, expires unexercised, or is cancelled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The 2006 Plan is subject to shareholder approval, however, will terminate on August 4, 2016. Options to purchase an aggregate of 1,200,000 shares of Common Stock have been granted to 7 non-officer employees as of August 4, 2006.

2005 Management and Director Equity Incentive and Compensation Plan

The Company has adopted the 2005 Management and Director Equity Incentive and Compensation Plan (the "2005 Plan") in order to motivate participants by means of stock options and restricted shares to achieve the Company’s long-term performance goals and enable our employees, officers, directors and consultants to participate in our long term growth and financial success. The 2005 Plan provides for the grant of any combination of stock options to purchase shares of Common Stock or restricted stock to our directors, officers, employees and consultants and those of our subsidiaries. The 2005 Plan which is administered by our Board of Directors, authorizes the issuance of a maximum of 2,000,000 shares of Common Stock, which may be authorized and unissued shares or treasury shares. The stock options granted under the 2005 Plan shall be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code (“ISO’s”), or non-qualified stock options (“NQSO’s”). Both incentive stock options and non-qualified stock options must be granted at an exercise price of not less than the fair market value of shares of Common Stock at the time the option is granted and incentive stock options granted to 10% or greater stockholders must be granted at an exercise price of not less than 110% of the fair market value of the shares on the date of grant. If any award under the 2005 Plan terminates, expires unexercised, or is cancelled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The 2005 Plan will terminate on June 6, 2015.

Options to purchase an aggregate of 1,914,000 shares of Common Stock have been granted to 26 non-officer employees and non-directors as of September 30, 2006.

Additional Options

On April 28, 2006, the Board of Directors granted Alan Smith and Sandro Sordi, the two independent members of the Board of Directors, options outside of any plan to each purchase 40,000 shares of Common Stock. These non-qualified stock options which were exercisable at $1.01 per share were cancelled and replaced in September 2006. The replacement options are exercisable for 10 years commencing on September 20, 2006 at $.50 per share, with 50,000 shares vested immediately for prior services and an additional 50,000 shares vested 6 months from September 20, 2006.

On April 28, 2006, the Board of Directors granted Darryl Cohen options outside of any plan, to purchase an aggregate of 2,000,000 shares of Common Stock. He was also awarded 200,000 restricted shares of Common Stock in recognition of the Company entering into the Agreement with Rogers Wireless. The 2,000,000 options which were exercisable at $1.04 per share were cancelled and replaced in September 2006. The replacement options are exercisable for 10 years commencing on September 20, 2006 at $.50 per share. The initial 1 million share option is fully vested, as it was granted in connection with the Company’s initial closing of its private placement, with VC Argent Ltd. The second 1 million share option was originally issued in connection with the proposed acquisition of Intelligate Ltd. upon the termination of the Intelligate transaction the option was regranted in consideration of the Company entering into a letter of intent to acquire an exclusive license from Expert System S.p.A. and vested upon the execution of a definitive license.

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On December 20, 2005, the Board of Directors authorized amendments to the original above-described options granted to Darryl Cohen, Alan Smith and Sandro Sordi, to provide upon a change of control (as defined) for (i) acceleration of all unvested options and (ii) the grant of a NQSO at the then fair market value equal in amount to their existing options of 200,000, 40,000 and 40,000 shares, respectively.

Employment Agreements

On July 19, 2005, IBP, our wholly-owned subsidiary, entered into a three-year employment contract with Darryl Cohen as President and Chief Executive Officer. Mr. Cohen is being compensated at the rate of not less than $110,000. Effective April 28, 2006, Mr. Cohen’s salary was increased to $250,000 per annum. Mr. Cohen was granted options to purchase 200,000 shares of Common Stock at $.70 per share under his employment agreement. Mr. Cohen is entitled to an annual incentive bonus at each anniversary date of his agreement equal to (i) up to one-half of his then salary, plus (ii) up to 50,000 options and at the end of each 90 day period of employment (except that period coinciding with an anniversary date) up to 25,000 options.

In the event Mr. Cohen’s employment is terminated for death, disability or for Good Reason (as defined) Mr. Cohen or his estate shall be entitled to severance of 50% of his base salary plus bonuses for the prior year. During the term of his Agreement, or if terminated for cause (as defined) for the balance of the term and for a period of 12 months after termination of employment Mr. Cohen agreed not to compete with the Company’s current business or at any time during the term concluded by the Company. For a two-year period following termination of Mr. Cohen’s employment, he agreed not to solicit clients to discontinue their relationship with the Company or solicit any employee to discontinue employment with the Company.

The Company entered into substantially similar employment agreements with Jeffrey Mahl and Donald Stern, as Chief Revenue and Content Officer and Chief Technology Officer, respectively, neither of which is an executive officer. These Agreements were terminated in September and April 2006, respectively. Each was paid at the rate of $110,000 per annum for a one-year term which commenced in July 2005 and each officer was eligible for a discretionary bonus of up to one-half of his then salary.

Messrs. Mahl and Stern were each granted options to purchase 200,000 shares of common stock vesting 50,000 shares immediately and 50,000 shares every 90 days thereafter for the next 9 months.

No amounts are accrued for the deferred compensation as Ocean West has had no pre-tax profits.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For all years referenced in the Summary Compensation Table, two former shareholders of the Subsidiary, Marshall Stewart and Daryl Meddings, determined executive compensation. On July 15, 2004, both Mr. Stewart and Mr. Meddings sold their Common Stock in the Company.

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

The Compensation Committee will issue a report and will be responsible for determining the compensation of executive officers of the Company.

AUDIT AND NON-AUDIT FEES

Webb and Company (“Webb”) was the Company’s independent auditor and examined the financial statements of the Company for the fiscal year ending December 31, 2005. De Joya & Company (“De Joya”) was the independent registered public accountant for the Company from January 31, 2005 to July 28, 2005. Chavez and Koch CPA's ("Chavez") was the Company's independent auditor and examined the financial statements of the Company for the fiscal year ended September 30, 2004.

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Audit Fees

Webb was paid aggregate fees of $46,257 for the fiscal year ended December 31, 2005 for professional services rendered for the audit of the Company’s annual financial statements. De Joya was paid aggregate fees of approximately $45,000 for the fiscal year ended December 31, 2004, for professional services rendered for the audit of the Company’s annual financial statements. Chavez was paid aggregate fees of approximately $19,000 for the fiscal year ended September 30, 2004 for professional services rendered for the audit of the Company's annual financial statements.

Non-Audit Related Fees

Webb and Chavez were not paid additional fees for either of the fiscal years ended December 31, 2005 or September 30, 2004 for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements. Hein and Associates reviewed the Company’s quarterly reports during the fiscal year ended September 30, 2004 and were paid an aggregate of $71,405 including their audit fees for the fiscal year ended September 30, 2003.

Tax Fees

Webb was paid no fees for the fiscal year ended December 31, 2005 for professional services rendered for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2005. Chavez estimates fees in the amount of $2,500 for the fiscal year ended September 30, 2004 for professional services rendered for tax compliance, tax advice and tax planning during the fiscal year ended September 30, 2004.

Audit Committee

Currently, our entire Board of Directors acts as audit, nominating, corporate governance and compensation committees. Mr. Alan Smith is the Chairman of the audit committee.

All Other Fees

Webb, De Joya and Chavez were not paid any other fees for professional services during the fiscal years ended December 31, 2005 and September 30, 2004.

Legal Proceedings

No current officer, director, affiliate or person known to us to be the record or beneficial owners of in excess of 5% of our common stock, or any person known to be an associate of any of the foregoing, is a party adverse to us or has a material interest in any material pending legal proceeding, adverse to us.

No current officer, director, affiliate or person known to IBP to be the record beneficial owner of in excess of 5% beneficial ownership of IBP, or any person known to be an associate of any of the foregoing, is a party adverse to IBP or has a material interest in any material pending legal proceeding, adverse to IBP.

FINANCIAL INFORMATION

The financial statements of IBP and pro forma consolidated financial statements of IBP and the Company are contained in the Company’s Current Report on Form 8-K/A, Amendment No. 3 for June 10, 2005, filed on December 1, 2005, which is an Exhibit to this Information Statement.

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PROCEDURE FOR APPROVAL OF ACTION; VOTING

The Delaware General Corporation Law provides that any action which may be taken at a meeting of the stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On May 23, 2005, the record date for determination of the stockholders entitled to receive this Information Statement, there were 5,586,004 shares of common stock outstanding prior to the issuance of the shares of Common Stock sold in the Offering. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve a change in the name of the corporation to AskMeNow, Inc., the elimination of cumulative voting and increasing the authorized common stock from 30,000,000 shares to 100,000,000 shares. Our Board, by its unanimous written consent, adopted resolutions approving a change in the name of the corporation to AskMeNow, Inc., the elimination of cumulative voting, the increase in authorized common stock and the spin-off or sale of our subsidiary. The Board also authorized the filing of the Certificate of Amendment to Certificate of Incorporation with respect to the foregoing with the Secretary of State of Delaware. By action by written consent, dated March 4, 2005, CDA, the owner of 4,900,000 shares, or approximately 87.7% of the issued and outstanding shares of our common stock at the time, approved a change in the name of the corporation to AskMeNow, Inc., elimination of cumulative voting and the increase in authorized common stock, and the filing of the Certificate of Amendment to Certificate of Incorporation with the Delaware Secretary of State.

The increase in authorized shares of Common Stock is not necessary to complete the Transaction. Such increase is being made solely to assure the availability of common stock for future transactions.

EFFECT ON CERTIFICATES EVIDENCING SHARES
OF OCEAN WEST HOLDING CORPORATION

The change in the name of Ocean West Holding Corporation to AskMeNow, Inc. will be reflected in its stock records by book-entry in the Company’s records. For those stockholders that hold physical certificates, please do not destroy them or send them to InfoByPhone, Inc. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

OTHER MATTERS

The Board of Directors knows of no other matters to report other than those referred to in this Information Statement.

EXHIBITS

The following documents filed by us with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, are attached hereto:

1.	Current Report on Form 8-K, filed on October 11, 2005;

2.	Current Report on Form 8-K, filed on October 7, 2005;

3.	Annual Report on Form 10-KSB/A Amendment No. 3, filed on August 4, 2006;

4.	Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2005, filed on November 21, 2005 as last amended on October 10, 2006;

5.	Current Report on Form 8-K, filed on August 15, 2005;

6.	Current Report on Form 8-K/A Amendment No. 3, filed on December 1, 2005;

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7.	Current Report on Form 8-K, filed on August 3, 2005;

8.	Current Report on Form 8-K, filed on August 2, 2005;

9.	Current Report on Form 8-K/A Amendment No. 2, filed on August 15, 2005;

10.	Current Report on Form 8-K, filed on July 8, 2005;

11.	Current Report on Form 8-K/A Amendment No. 1, filed on June 10, 2005;

12.	Current Report on Form 8-K, filed on June 9, 2005;

13.	Schedule 14F-1/A Amendment No. 3, filed on June 30, 2005;

14.	Current Report on Form 8-K, filed on April 29, 2005; and

15.	Current Report on Form 8-K, filed on February 4, 2005.

DELIVERY OF INFORMATION STATEMENT TO HOUSEHOLDS

As permitted by applicable law, only one copy of this information statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this information statement.

The Company will promptly deliver, upon oral or written request, a separate copy of this information statement to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company’s Secretary, at the Company’s corporate offices at Ocean West Holding Corporation, 26 Executive Park, Suite 250, Irvine, California 92614, or telephone at (949) 861-2590.

Stockholders who share an address can request the delivery of separate copies of future proxy or information statements or the Company's annual report upon written request which should be directed to the Company’s Secretary, at the Company’s corporate offices at Ocean West Holding Corporation, 26 Executive Park, Suite 250, Irvine, California 92614, or telephone at (949) 861-2590.

Stockholders who share an address can request the delivery of a single copy of this information statement upon written request. Such request should be directed to the Company’s Secretary, at the Company’s corporate offices at Ocean West Holding Corporation, 26 Executive Park, Suite 250, Irvine, California 92614, or telephone at (949) 861-2590.

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THE DOCUMENTS RELATING TO US ARE ALSO AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS INFORMATION STATEMENT IS DELIVERED, ON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE, BY WRITING TO US AT OCEAN WEST HOLDING CORPORATION, 26 EXECUTIVE PARK, SUITE 250, IRVINE, CA 92614; ATTENTION: CHIEF EXECUTIVE OFFICER, OR BY CALLING THE COMPANY AT (949) 861-2590 COPIES OF DOCUMENTS SO REQUESTED WILL BE SENT BY FIRST CLASS MAIL, POSTAGE PAID, WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST.

By order of the Board of Directors

/s/ Darryl Cohen
Darryl Cohen, President Chief Executive Officer and Director

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APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ASKMENOW, INC.

This Amended and Restated Certificate of Incorporation hereby amends and restates in its entirety that certain Certificate of Incorporation of Ocean West Holding Corporation, as filed with the Delaware Secretary of the State on August 15, 2000. The name of the corporation is AskMeNow, Inc. The original name of the corporation was Ocean West Holding Corporation. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

1. Name. The name of the corporation is “AskMeNow, Inc.” (the “Corporation”).

2. Registered Office. The address of the registered office of the Corporation in the State of Delaware is 222 Delaware Avenue, 9th Floor in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at that address is The Delaware Corporation Agency.

3. Business. The nature of the business or purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. Capital Structure.

4.1. Authorized Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is 115,600,000 shares, consisting of four classes of capital stock:
(a) 100,000,000 shares of common stock, par value $.01 per share (“Common Stock”);
(b) 5,000,000 shares of Class B common stock, par value $.01 per share (“Class B Common Shares”);
(c) 600,000 shares of Class D common stock, par value $.01 per share (“Class D Common Shares”); and
(d) 10,000,000 shares of preferred stock, par value $.01 per share (“Preferred Stock”), for which the Corporation’s board of directors (the “Board of Directors”) may designate additional series.

4.2. Preemptive Rights. No holder of shares of any class of stock of the Corporation now or hereafter authorized shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the Corporation of any class now or hereafter authorized, or any portions or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

5. Incorporator. The incorporator is Darryl Meddings, Ocean West Enterprises, Inc., 15991 Redhill Avenue, Suite 110, Tustin, CA 92780.

6. Dividends.

6.1 When, as, and if dividends are declared by the Board of Directors, whether payable in cash, property, securities or rights of the Corporation or any other entity, the holders of shares of Common Stock shall be entitled to share equally in and to receive, in accordance with the number of shares of Common Stock held by each such holder.

6.2 Dividends payable under this Section 6 shall be paid to the holders of record of the outstanding Common Stock as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend. Any Common Stock issued as a dividend pursuant to this Section shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and encumbrances. The Corporation shall not issue fractions of Common Stock on payment of such dividend but shall issue a whole number of shares to such holder of Common Stock rounded up or down in the Corporation’s sole discretion to the nearest whole number, without compensation to the stockholder whose fractional shares have been rounded down or from any stockholder whose fractional shares have been rounded up.

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7. Liquidation Rights. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, after payment shall have been made to holders of outstanding Preferred Stock, if any, of the full amount to which they are entitled pursuant to this Certificate of Incorporation and any resolutions that may be adopted from time to time by the Board of Directors in accordance with Section 9 below, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock, if any, to share ratably in accordance with the number of shares of Common Stock held by each such holder, in all remaining assets of the Corporation available for distribution among the holders of Common Stock, whether such assets are capital, surplus or earnings. For purposes of this Section, neither the consolidation or merger of the Corporation with or into any other corporation or corporations pursuant to which the stockholders of the Corporation receive capital stock and/or other securities (including debt securities) of the acquiring corporation (or of the direct or indirect parent corporation of the acquiring corporation), nor the sale, lease or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation as those terms are used in this Section 7.

8. Voting Rights.

8.1. The holders of the Common Stock shall vote as a single class on all matters submitted to a vote of the stockholders, with each share of Common Stock entitled to one vote. The holders of Common Stock are not entitled to cumulative votes in the election of any directors.

8.2. In the event that the shares of Common Stock shall be listed and quoted on an exchange or other trading system, the Board of Directors shall ensure, and shall have all powers necessary to ensure, that the membership of the Board of Directors and the voting rights of the holders of Common Stock shall at all times be consistent with the applicable rules and regulations, if any, for the Common Stock to be eligible for listing and quotation on such exchange or other trading system.

9. Common and Class B Common Shares. The Common Shares and the Class B Common Shares shall be identical in all respects and have equal rights and privileges, except as otherwise provided in this certificate. The relative rights, preferences and limitations of the shares of each class are as follows:

(a) Dividends. Except as provided in subparagraph 9(b), the Corporation shall not pay any dividends during any fiscal year to the holders of Class B Common Shares, unless and until the Corporation shall have paid the holders of Common Shares a dividend of not less than $0.05 per share during such year, and in addition, unless the Corporation shall also pay the holders of Common Shares a dividend per share at least equal to the dividend per share paid to the holders of the Class B Common Shares during such year. The Corporation may pay dividends to holders of Common Shares in excess of dividends paid, or without paying dividends, to holders of Class B Common Shares. The dividend preference for Common Shares shall not be cumulative.

(b) Share Distribution. The Corporation shall make a share distribution of Class B Common Shares or Common Shares only as follows: (i) Common Shares may only be distributed as a stock dividend on Common Shares and Class B Common Shares may only be distributed as a stock dividend on Class B Common Shares; except that, prior to the issuance of any Common Shares, Common Shares may be distributed as a stock dividend on Class B Common Shares; and (ii) if a stock dividend is declared with respect to either Common Shares or Class B Common Shares, a stock dividend of the same number of shares shall be declared with respect to the other of such classes.

(c) Stock Combinations or Splits. The Corporation shall not combine or subdivide either Common Shares or Class B Common Shares without at the same time making a proportionate combination or subdivision of shares of the other of such classes,

(d) Voting. Each holder of Common Shares and Class B Common Shares shall be entitled to one vote for each share of stock registered in such shareholder’s name, except that the holders of Class B Common Shares shall have exclusive voting power if no Common Shares, Class D Common Shares or voting Preferred Shares are issued and outstanding and holders of Common Shares, Class D Common Shares and voting Preferred Shares shall have exclusive voting power if no shares of Class B Common Shares are issued and outstanding. In all other cases, voting power shall be divided between such classes as follows:

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(i) With respect to the election of directors, holders of Common Shares together with the holders of Class D Common Shares and voting Preferred Shares voting together as a separate class shall be entitled to elect that number of directors which constitutes 25% of the authorized number of members of the board of directors and, if such 25% is not a whole number, then the holders of Common Shares, Class D Common Shares and voting Preferred Shares shall be entitled to elect the nearest higher whole number of directors that is at least 25% of such membership. Holders of Class B Common Shares voting as a separate class shall be entitled to elect the remaining directors.

(ii) The holders of Common Shares, Class D Common Shares and voting Preferred Shares shall be entitled to vote together as a separate class on the removal, with or without cause, of any director elected by such holders and the holders of Class B Common Shares shall be entitled to vote as a separate class on the removal, with or without cause, of any director elected by the holders of Class B Common Shares. However, so long as required by California law, no director may be removed (unless the entire board is removed) when the number of votes cast against removal, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes are cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director’s most recent election were then being elected.

(iii) Any vacancy in the office of a director elected by the holders of the Common Shares, Class D Common Shares and voting Preferred Shares may be filled by a vote of such holders voting together as a separate class and any vacancy in the office of a director elected by the holders of the Class B Common Shares may be filled by a vote of such holders voting as a separate class. In the absence of a stockholder vote, in the case of a vacancy in the office of a director elected by either class, such vacancy may be filled by the remaining directors as provided in the bylaws of the Corporation. If permitted by the bylaws, the board of directors may increase the number of directors and any vacancy so created may be filled by the board of directors; provided that, so long as the holders of Common Shares, Class D Common Shares and voting Preferred Shares have the rights provided in subparagraph 5(d) of this certificate in respect of the last preceding annual meeting of stockholders, the board of directors may be so enlarged by the board of directors only to the extent that at least 25% of the enlarged board consists of directors elected by the holders of the Common Shares, Class D Common Shares and voting Preferred Shares or by persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of the Common Shares, Class D Common Shares and voting Preferred Shares.

(iv) Notwithstanding the foregoing, holders of Common Shares, Class D Common Shares and voting Preferred Shares shall not have the right to elect directors as set forth above if, on the record date for any stockholders’ meeting at which directors are to be elected, the number of issued and outstanding Common Shares, Class D Common Shares and voting Preferred Shares is less than 10% of the aggregate number of issued and outstanding voting shares of all classes. In such case, all directors to be elected at such meeting shall be elected by the holders of all voting shares voting together as a single class.

(v) The holders of the Common Shares and the holders of the Class B Common Shares shall be entitled to vote as separate classes only when required by law to do so irrespective of the limitations placed herein on the voting rights of such stockholders, or when a separate class vote is required by specific provision therefor in this certificate of incorporation or in the bylaws of the Corporation. Holders of all voting shares shall vote as a single class, in all other matters including, but not limited to, any amendment to this certificate in order to increase or decrease the aggregate number of authorized shares of Common Stock, Class D Common Stock or Preferred Stock.

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(e) Conversion. Each holder of record of Class B Common Shares, in such holder’s sole discretion and at such holder’s option, may convert any whole number or all of such holder’s Class B Common Shares into fully paid and non-assessable Common Shares at the rate (subject to adjustment as hereinafter provided) of one Common Share for each Class B Common Share surrendered for conversion. Any such conversion may be effected by surrendering the certificate or certificates for the Class B Common Shares to be converted, duly endorsed, at the office of the Corporation, or the transfer agent, if any, together with a written notice to the Corporation that such holder elects to convert all or a specified number of Class B Common Shares and stating the name or names in which the certificate or certificates for such Common Shares are to be issued. The conversion shall be deemed to have been made at the close of business on the date of surrender and the person or persons entitled to receive the Common Shares issuable on conversion shall be treated for all purposes as the record holder or holders of such Common Shares on that date. No fraction of a Common Share shall be issued on conversion of any Class B Common Share. In lieu thereof, the Corporation shall pay the holder the fair market value of any such fraction in cash. The fair market value shall be based, in the case of publicly traded securities, on the last sale price for such securities on the business day next prior to the date such fair market value is to be determined (or, in the event no sale is made on that day, the average of the closing bid and asked prices for that day on the principal stock exchange on which Common Shares are traded or, if the Common Shares are not then listed on any national securities exchange, the average of the closing bid and asked prices for the day quoted by any electronic bulletin board), or, in the case of non-publicly traded securities, the fair market value on such day determined by a qualified independent appraiser appointed by the board of directors of the Corporation. Any such determination of fair market value shall be conclusive and binding on the Corporation and on each holder of Class B Common Shares and Common Shares,

(f) Liquidation. Holders of issued and outstanding Common Shares shall have preference over the Class B Common Shares upon the voluntary or involuntary liquidation of the Corporation, but only to the extent that the holders of Common Shares be paid the par value of such shares prior to any distribution being made to the holders of Class B Common Shares. In such case, after receiving the par value of their shares, the holders of Common Shares shall receive no further distribution unless and until each holder of Class B Common Shares has received the par value of each share held and a sum equal to the distribution made on each Common Share for which the holders of Class B Common Shares have not received a like amount.

10. Class D Common Shares. Class D Common Shares shall be identical to Common Shares and have equal rights and privileges, except as otherwise set forth below:

(a) Issuance. The board of directors, by resolution, may authorize the issuance of Class D Common Shares; provided that, each resolution authorizing the issuance of Class D Common Shares shall provide a formula under which the shares issued may be converted into Common Shares. In no case shall the board of directors set any conversion rights which could result in the issuance of more than ten Common Shares for each Class D Common Share.

(b) Transfer. Class D Common Shares shall be non-transferable.

(c) Conversion. The board of directors shall decide, in its sole discretion, if a holder of record of Class D Common Shares is deemed to have met any conditions placed upon the conversion of the holder’s Class D Common Shares into Common Shares. Any such conversions may be effected by surrendering the certificate or certificates for the Class D Common Shares to be converted, duly endorsed, at the office of the Corporation, or the transfer agent, if any, together with a written notice to the Corporation that such holder elects to convert such Class D Common Shares and stating the name or names in which the certificate or certificates for Common Shares are to be issued. The conversion shall be deemed to have been made at the close of business on the date of surrender and the person or persons entitled to receive the Common Shares issuable on conversion shall be treated for all purposes as the record holder or holders of such Common Shares on that date. At the close of business on the fifth anniversary of the date of the resolution authorizing the issuance of any Class D Common Shares, issued and outstanding but unconverted Class D Common Shares which are eligible for conversion shall be deemed to have been converted at the rate of one fully paid and non-assessable Common Share for one Class D Common Share and, commencing at the close of business on such anniversary, the record holder of such Class D Common Shares shall be treated for all purposes as the record holder of the Common Shares issuable on such conversion.

11. Preferred Stock. Subject to the provisions of this Certificate of Incorporation, the Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuances of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

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The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)  The number of shares constituting that series and the distinctive designation of that series;

(b)  The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or series, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c)  Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(d)  Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e)  Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f)  Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund, and

(g)  The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series.

The Corporation shall initially have two series of Preferred Stock, Series A Preferred Stock and Series B Preferred Stock, which shall have the number of authorized shares and the preferences, rights and limitations described below:

“Series A Preferred Stock.”

1. Number Authorized and Designation. Of the 10,000,000 shares of Preferred Stock authorized under this Certificate of Incorporation, the Corporation shall have the authority to issue 1,500,000 shares designated as 10% (PIK) Preferred Stock, $10 per share face value, Series A Preferred Stock, $.01 par value per share, upon the terms, conditions, rights, preferences and limitations set forth herein (referred to herein as “Series A Preferred Stock”).

2. Rights, Preferences and Limitations. The relative rights, preferences and limitations of Series A Preferred Stock are as follows:

(a) Rank. The Series A Preferred Stock shall rank (i) senior to all of the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series A Preferred Stock of whatever subdivision (collectively, with the Common Stock, “Junior Securities”); (iii) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series A Preferred Stock (“Parity Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Distributions”).

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(b) Dividends. The holders of record of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, dividends paid in shares of Series A Preferred Stock. Stock dividends shall be payable at the annual rate of ten (10%) percent, or $1.00 per share (e.g., one tenth of one share). The initial dividend paid after the date of original issuance of any shares or fractions of a share of Series A Preferred Stock shall accrue from such date of issuance on a pro rata basis. Dividends shall be payable to holders of record, as they appear on the stock books of the Corporation on such record dates as may be declared by the Board of Directors, not more than sixty (60) days, nor less than ten (10) days preceding the payment dates of such dividends. If the dividend on the Series A Preferred Stock, shall not have been paid or set apart in full for the Series A Preferred Stock when payable, the aggregate deficiency shall be cumulative and shall be fully paid or set apart for payment before any dividends shall be paid upon or set apart for, or any other distributions paid made on, or any payments made on account of the purchase, redemption or retirement of, the Common Stock or any other series of Preferred Stock of the Corporation ranking as to dividends or distributions of assets on liquidation, dissolution or winding up of Corporation junior to the Series A Preferred Stock other than, in the case of dividends or distributions, dividends or distributions paid in shares of Common Stock or such other junior ranking stock. When dividends are not paid in full upon the shares or fractions of a share of Series A Preferred Stock and any other Preferred Stock ranking on a parity as to payment of dividends with this Series A Preferred Stock, all dividends declared upon this series and any other Preferred Stock ranking on a parity as to dividends with this series shall be declared, pro rata, so that the amount of dividends declared per share or fraction of a share on this Series A Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same rates that accrued dividends per share on the shares of Series A Preferred Stock and such other Preferred Stock bear to each other. Accumulations of dividends on the Series A Preferred Stock shall not bear interest.

(c) Conversion. The number of fully paid and non-assessable shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled to receive upon conversion shall be the product obtained by multiplying the Conversion Rate (as hereinafter defined) by the number of shares of Series A Preferred Stock being converted at any time. The conversion rate in effect on the conversion date for the Series A Preferred Stock (“Conversion Rate”) shall be determined after the closing of the Corporation’s private offering, which commenced on March 21, 2006 (the “Offering”), in accordance with the provisions of either subsection (d) or (e) below, in each case subject to adjustment whenever there shall occur a stock split, stock dividend, combination, recapitalization, reclassification or other similar event involving a change in the Common Stock.

(d) Mandatory Conversion. The face value of each share of Series A Preferred Stock will convert into Common Stock of the Corporation at the Corporation’s sole discretion anytime after the effective date of the registration statement covering the underlying shares of Common Stock at a 20% discount to Market (defined below), provided that the Common Stock is trading above $1.25 per share for the 20 consecutive days prior to the date of notice of conversion. However, under no circumstances will the conversion price be less than $1.00 per share or more than $1.65 per share. For purposes of this subsection (d), “Market” shall be defined as the average closing bid price for the Common Stock for the 20 consecutive trading days prior to the notice of conversion.

(e) Voluntary Conversion. Upon the election of an investor (“Investor”) at any time after the last closing of the Offering, the face value of each share of Series A Preferred Stock is convertible at a price equal to the Volume Weighted Average Price (“VWAP”) less 20% for the 6 months prior to the date of conversion. However, under no circumstances will the conversion price be less than $1.00 per share or more than $1.65 per share.

(f) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors in good faith. Before any holder of Preferred Stock shall be entitled to receive certificates representing shares of Com-mon Stock issuable upon conversion of the Preferred Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that he elects to convert the same, and shall state therein his name or the name or names of his nominees in which he wishes the certifi-cate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable after receipt of the certificate(s) representing Preferred Stock, issue and deliver at such office to such holder of Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Conversions shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

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(g) Adjustment to Conversion Price for Stock Dividends, Stock Splits and Combinations. In the event the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and, conversely, in the event the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment pursuant to this subsection (g) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(h) Reservation of Shares. The Corporation shall at all times reserve out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to permit the conversion of all of the Series A Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. All shares of Common Stock issued upon due conversion of shares of Series A Preferred Stock shall be validly issued, fully paid and non-assessable.

(i) Rights Upon Conversion. All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefore and payment of any accrued and unpaid dividends thereon.

(j) Voting Rights. Except as provided by the Delaware General Corporation Law, holders of Series A Preferred Stock shall have no voting rights on matters submitted to a vote of stockholders of the Corporation.

The Corporation shall not amend, alter, change or repeal the preferences, privileges, special rights or other powers of the Series A Preferred Stock so as to adversely affect the Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such affected Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class; provided, however; the Corporation may at any time without the vote or consent of the stockholders of the Series A Preferred Stock or any other stockholder amend the Series A Certificate of Designations to increase or reduce the number of shares designated thereunder so long as any reduction does not result in the designation of less Series A Preferred Stock than is issued and outstanding at the time of the reduction.

So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock: (i) create any new class or series of stock having a preference over the Series A Preferred Stock with respect to Distributions, (ii) dissolve the Corporation or effectuate a liquidation, (iii) enter into any agreement for, or consummate, any merger, recapitalization, reclassification, sale of all or substantially all of the assets of the Corporation, or any acquisition of the stock or assets of another entity, or (iv) elect one or more members of the Board of Directors of the Corporation.

(k) Preemptive Rights. Holders of Series A Preferred Stock shall have no preemptive rights.

(l) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series A Preferred Stock shall be entitled to receive, immediately after any distribution of securities required by the Certificate of Incorporation, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and pari passu with any distribution of Parity Securities, an amount equal to $10 per share of Series A Preferred Stock plus an additional amount equal to any dividends declared but unpaid on such shares before any payments shall be made or any assets distributed to holders of any class of Common Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the holders of shares of the Series A Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series A Preferred Stock. An amount equal to $10 per share, plus an additional amount equal to any dividend declared but unpaid on such Common Stock, shall then be paid ratably to the holders of the Common Stock. All assets remaining thereafter shall then be distributed, pari passu, to all the holders of the Series A Preferred Stock (on the basis as if all outstanding shares of Series A Preferred Stock had been converted into Common Stock) and all Common Stock.

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“Series B Preferred Stock.”

1. Number Authorized and Designation. Of the 10,000,000 shares of Preferred Stock authorized under this Certificate of Incorporation, the Corporation shall have the authority to issue 1,600,000 shares designated as 10% (PIK) Preferred Stock, $10 per share face value, Series B Preferred Stock, upon the terms, conditions, rights, preferences and limitations set forth herein (referred to herein as “Series B Preferred Stock”).

2. Rights, Preferences and Limitations. The relative rights, preferences and limitations of Series B Preferred Stock are as follows:

(a) Rank. The Series B Preferred Stock shall rank (i) senior to all of the Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series B Preferred Stock of whatever subdivision (collectively, with the Common Stock, “Junior Securities”); (iii) on parity with the Series A Preferred Stock and any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series B Preferred Stock (“Parity Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Distributions”).

(b) Dividends. The holders of record of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, dividends paid in shares of Series B Preferred Stock (“PIK”). Stock dividends shall be payable at the annual rate of ten (10%) percent, or $1.00 per share (i.e., one tenth of one share). The initial dividend paid after the date of original issuance of any shares or fractions of a share of Series B Preferred Stock shall accrue from such date of issuance on a pro rata basis. Dividends shall be payable to holders of record, as they appear on the stock books of the Corporation on such record dates as may be declared by the Board of Directors, not more than sixty (60) days, nor less than ten (10) days preceding the payment dates of such dividends. If the dividend on the Series B Preferred Stock shall not have been paid or set apart in full for the Series B Preferred Stock when payable, the aggregate deficiency shall be cumulative and shall be fully paid or set apart for payment before any dividends shall be paid upon or set apart for, or any other distributions paid made on, or any payments made on account of the purchase, redemption or retirement of, the Common Stock or any other series of Preferred Stock of the Corporation ranking, as to dividends or distributions of assets on liquidation, dissolution or winding up of Corporation, junior to the Series B Preferred Stock other than, in the case of dividends or distributions, dividends or distributions paid in shares of Common Stock or such other junior ranking stock. When dividends are not paid in full upon the shares or fractions of a share of Series B Preferred Stock, Series A Preferred Stock and any other Preferred Stock ranking on a parity as to payment of dividends with this Series B Preferred Stock, all dividends declared upon this series and any other Preferred Stock ranking on a parity as to dividends with this series shall be declared, pro rata, so that the amount of dividends declared per share or fraction of a share on this Series B Preferred Stock, Series A Preferred Stock and such other Preferred Stock shall in all cases bear to each other the same rates that accrued dividends per share on the shares of Series B Preferred Stock and such other Preferred Stock bear to each other. Accumulations of dividends on the Series B Preferred Stock shall not bear interest.

(c) (i) Conversion. Upon the election of an investor (“Investor”) at any time after the last closing of the Offering, the face value of each share of Series B Preferred Stock is convertible at a price equal to $0.50 per share of Common Stock (the “Conversion Price”). The number of fully paid and non-assessable shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled to receive upon conversion shall be the product obtained by multiplying the Conversion Price by the face value of the shares of Series B Preferred Stock being converted at any time. The Conversion Price in effect on the conversion date for the Series B Preferred Stock shall be in accordance with the provisions of subsection (iii) below, subject to adjustment whenever there shall occur a stock split, stock dividend, combination, recapitalization, reclassification or other similar event involving a change in the Common Stock.

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(ii) Mandatory Conversion. Each share of Series B Preferred Stock shall automatically convert (without any action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent) into that number of fully paid and nonassessable shares of Common Stock at the Conversion Price (initially $0.50 per share) determined in accordance with the provisions of subsections 2(c)(i) and (iii) herein, automatically without written notice after the second anniversary date of the first issuance of the Series B Preferred Stock. The Corporation will continue paying PIK dividends through the Conversion Date.

(iii) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors in good faith. Before any holder of Preferred Stock shall be entitled to receive certificates representing shares of Com-mon Stock issuable upon conversion of the Preferred Stock, he shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give five (5) days’ prior written notice to the Corporation at such office that he elects to convert the same, and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable after receipt of the certificate(s) representing Preferred Stock, issue and deliver at such office to such holder of Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Conversions shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(iv) Adjustment to Conversion Price for Stock Dividends, Stock Splits and Combinations. In the event the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and, conversely, in the event the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment pursuant to this subsection (c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(v) Reservation of Shares. The Corporation shall at all times reserve out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to permit the conversion of all of the Series B Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. All shares of Common Stock issued upon due conversion of shares of Series B Preferred Stock shall be validly issued, fully paid and non-assessable.

(vi) Rights Upon Conversion. All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefore and payment of any accrued and unpaid dividends thereon.

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(d) Voting Rights. Except as provided below and by the Delaware General Corporation Law, holders of Series B Preferred Stock shall have no voting rights on matters submitted to a vote of stockholders of the Corporation.

The Corporation shall not amend, alter, change or repeal the preferences, privileges, special rights or other powers of the Series B Preferred Stock so as to adversely affect the Series B Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such affected Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class; provided, however; the Corporation may at any time without the vote or consent of the stockholders of the Series B Preferred Stock or any other stockholder amend the Series B Certificate of Designation to increase or reduce the number of shares designated thereunder so long as any reduction does not result in the designation of less Series B Preferred Stock than is issued and outstanding at the time of the reduction.

So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock: (i) create any new class or series of stock having a preference over the Series B Preferred Stock with respect to Distributions, (ii) dissolve the Corporation or effectuate a liquidation, (iii) enter into any agreement for, or consummate, any merger, recapitalization, reclassification, sale of all or substantially all of the assets of the Corporation, or any acquisition of the stock or assets of another entity, or (iv) elect one member of the Board of Directors of the Corporation together with the holders of Series A Preferred Stock.

(e) Preemptive Rights. Holders of Series B Preferred Stock shall have no preemptive rights.

(f) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series B Preferred Stock shall be entitled to receive, immediately after any distribution of securities required by the Certificate of Incorporation, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and pari passu with any distribution of Parity Securities, an amount equal to $10 per share of Series B Preferred Stock, plus an additional amount equal to any dividends declared but unpaid on such shares before any payments shall be made or any assets distributed to holders of any class of Common Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the holders of shares of the Series B Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series B Preferred Stock. An amount equal to $10 per share, plus an additional amount equal to any dividend declared but unpaid on such Common Stock, shall then be paid ratably to the holders of the Common Stock. All assets remaining thereafter shall then be distributed, pari passu, to all the holders of the Series B Preferred Stock (on the basis as if all outstanding shares of Series B Preferred Stock had been converted into Common Stock) and Common Stock.

(g) Anti-Dilution.

(i) Adjustment for Dividends, Stock Splits and Combinations. If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect of the Common Stock, then the Conversion Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if outstanding shares of the Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall simultaneously with the effectiveness of such combination, be proportionately increased. Any such adjustment to the Conversion Price shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

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(ii) Adjustments for Other Dividends. If the Corporation at any time, or from time to time, shall make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or securities convertible into or exchangeable for Common Stock, then and in each such event, provision shall be made so that the holders of Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series B Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period with respect to the rights of the holders of Series B Preferred Stock.

(iii) Reorganizations, Mergers, Consolidations or Reclassifications. In the event of any capital reorganization, any reclassification of the Common Stock (other than a change in par value), or the consolidation or merger of the Corporation with or into another person, the holders of Series B Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating thereto, cash in the amount of the Face Value of the Series B Preferred Stock plus accrued dividends payable in cash equal to the number of shares of Series B Preferred Stock issued as dividends multiplied by the Conversion Price.

(iv) Sale of Additional Shares.

(i) If at any time or from time to time the Corporation shall elect to issue or sell Additional Shares of Common Stock (as hereinafter defined), or is deemed to have issued or sold Additional Shares of Common Stock, other than as a dividend or other distribution on any class of stock as provided in Section g(i) above and other than as a subdivision or combination of shares of Common Stock as provided in Section g(i) above, for a consideration per share less than the then existing Conversion Price, then, and in each such case, the Corporation shall either (i) obtain in advance of any such proposed issuance, the consent of the Investor Representative to the Offering, or (ii) redeem the Series B Preferred Stock as provided in subsection (j) below.

(ii) For the purpose of determining whether any proposed issuance is of less than the Conversion Price any adjustment in the Conversion Price or number of shares of Common Stock issuable upon conversion of Series A Shares, as provided above, the consideration received by the Corporation for any issuance or sale of securities shall:

(A) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any expenses payable directly or indirectly by the Corporation and any underwriting or similar commissions, compensations, discounts or concessions paid or allowed by the Corporation in connection with such issuance or sale;

(B) to the extent it consists of property other than cash, the consideration other than cash shall be computed at the fair market value thereof as determined in good faith by the Board, at or about (but in either case as of) the date of the adoption of the resolution specifically authorizing such issuance or sale, irrespective of any accounting treatment thereof; provided, however, that such fair market value as determined by the Board, when added to any cash consideration received in connection with such issuance or sale, shall not exceed the aggregate market price of the Additional Shares of Common Stock being issued, as of the date of the adoption of such resolution; and

(C) if Additional Shares of Common Stock, Convertible Securities (as defined below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for consideration which covers both, the consideration received for the Additional Shares of Common Stock, Convertible Securities or rights or options shall be computed as that portion of the consideration so received which is reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

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(iii) For the purpose of subsection (i) above, if at any time, or from time to time, the Corporation issues any stock or other securities convertible into Additional Shares of Common Stock (other than the issuance of additional Series B Preferred Stock as provided in the purchase agreement under which the Series B Preferred Stock were sold by the Corporation to the initial purchasers thereof) (“Convertible Securities”) or issues any rights or options to purchase Additional Shares of Common Stock or Convertible Securities (“Rights”), then, and in each such case, if the Effective Conversion Price (as defined below) of such Rights or Convertible Securities shall be less than the Conversion Price in effect immediately prior to the issuance of such Rights or Convertible Securities, the Corporation shall be deemed to have issued at the time of the issuance of such Rights or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received in consideration therefore an amount equal to the aggregate Effective Conversion Price of such Rights or Convertible Securities. “Effective Conversion Price” means the lowest amount of consideration, if any, received or receivable by the Corporation with respect to any Additional Share(s) of Common Stock upon issuance of the Rights or Convertible Securities and upon their exercise or conversion, respectively. No further determination shall be made under subsection (ii) above upon the issuance of such Rights or Convertible Securities as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such Rights or the conversion of any such Convertible Securities.

(A) “Additional Shares of Common Stock” means all shares of Common Stock issued or deemed to be issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than (i) the issuance of shares of Common Stock upon the conversion of Series A Preferred Stock and/or the Series B Preferred Stock and the Warrants issued in the Offering; (ii) the issuance of shares of Common Stock, Convertible Securities or Rights to the Corporation’s management team as compensation, or the issuance of shares of Common Stock upon exercise of Convertible Securities or Rights, or issuance of Convertible Securities or Rights to the officers, employees, directors, consultants or advisors to the Corporation pursuant to the Corporation’s stock option plan, stock purchase plan, or other arrangement approved by the Board; (iii) the issuance of shares of Common Stock, Convertible Securities or Rights in a merger or acquisition by the Corporation approved by the Board; (iv) the issuance of shares of Common Stock, Convertible Securities or Rights to financial institutions or lessors, pursuant to a commercial credit arrangement, equipment financing transaction, or a similar transaction, or in connection with a strategic partnership approved by the Board; (v) the issuance of securities in a registered public offering; (vi) the issuance of securities pursuant to the exercise of currently outstanding options, warrants, notes or other rights to acquire Common Stock of the Corporation; or (vii) the issuance of shares of Common Stock Convertible Securities or Rights approved by the Corporation’s shareholders.

(B) “Common Stock” as used in this Subsection (g), means any shares of any class of the Corporation’s voting capital stock other than the Series B Preferred Stock.

(h) Reservation of Shares. The Corporation shall at all times reserve out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to permit the conversion of all of the Series B Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Series B Preferred Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In that regard until such time as the Corporation’s Certificate of Incorporation is amended to increase its authorized Common Stock, neither the Series A nor Series B Preferred Stock shall be convertible into Common Stock. All shares of Common Stock when issued upon conversion of Series B Preferred Stock shall be validly issued, fully paid and non-assessable.

(i) Rights Upon Conversion. All Series B Preferred Stock which shall have been converted into shares of Common Stock as herein provided shall no longer be deemed to be outstanding and all rights with respect to such Series B Preferred Stock, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefore and payment of any accrued and unpaid dividends thereon.

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(j) Redemption.

(A) The shares of Series B Preferred Stock, on five days’ prior written notice to the holder, may be redeemed solely at the option of the Corporation, at any time after issuance, at the Redemption Price equal to 120% of the Face Value of the Series B Preferred Stock paid in cash plus accrued dividends equal to the number of shares of Series B Preferred Stock issued as dividends multiplied by the Conversion Price. Notwithstanding the foregoing, prior to such fifth day, the holder of such Series B Preferred Stock, may elect to convert their shares of Series B Preferred Stock into equity at $0.50 per share.

(B) In the event of any capital reorganization, any reclassification of the Common Stock (other than a change in par value), or the consolidation or merger of the Corporation with or into another person, the holders of Series B Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating thereto, cash in the amount of the Face Value of the Series B Preferred Stock plus accrued dividends payable in cash equal to the number of shares of Series B Preferred Stock issued as dividends multiplied by the Conversion Price.

(C) If at any time during its two year period from the first date of issuance of the Series B Preferred Stock pursuant to this Section, the Corporation elects to issue its securities at less than the Conversion Price then in effect, it shall redeem the Series B Preferred Stock at the Redemption Price set forth in subsection (A) above.

(D) If any of the foregoing conditions in subsections (A), (B) or (C) above shall cease to exist at any time before redemption occurs, then the Corporation may elect to nullify the Redemption Notice in which case the Redemption Notice shall be null and void, ab initio. On and after the date fixed for redemption, the Holder shall have no rights with respect to the Series B Preferred Stock except to receive the Redemption Price upon surrender of the respective Stock Certificate. The redemption payment shall be made in cash on the date fixed for redemption in the Corporation’s notice of redemption, as described below (the “Redemption Date”). The redemption payment is due in full on the Redemption Date.

The notice of redemption shall specify: (i) the Redemption Price; (ii) the date fixed for redemption (the “Redemption Date”); (iii) the place where Series B Preferred Stock shall be delivered and the redemption price paid; and (iv) that the right to convert the Series B Preferred Stock shall terminate at 5:00 p.m. (Pacific Coast Time) on the Business Day immediately preceding the Redemption Date. An affidavit of the Secretary or an Assistant Secretary of the Corporation that notice of redemption has been mailed shall, in the absence of fraud, be conclusive evidence of the facts stated therein.

From and after the Redemption Date, the Corporation shall, at the place specified in the notice of redemption, upon presentation and surrender to the Corporation by or on behalf of the Holder thereof of this Series B Preferred Stock, deliver or cause to be delivered to or upon the written order of such holder, a sum of cash equal to the Redemption Price of each such share of Series B Preferred Stock. From and after the Redemption Date and upon the deposit or setting aside by the Corporation of a sum sufficient to redeem all the Series B Preferred Stock called for redemption, such Series B Preferred Stock shall expire and become void and all rights hereunder shall cease, except the right, if any, to receive payment of the Redemption Price.

“Series C Preferred Stock.”

1. Number Authorized and Designation. Of the 10,000,000 shares of preferred stock authorized under Article Third of the Certificate of Incorporation, the Corporation shall have the authority to issue 400,000 shares of Series C Preferred Stock, upon the terms, conditions, rights, preferences and limitations set forth herein.

2. Rights, Preferences and Limitations. The relative rights, preferences and limitations of Series C Preferred Stock are as follows:

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(a) Rank. The Series C Preferred Stock shall rank (i) senior to all of the Common Stock, par value $.01 per share (“Common Stock”); (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series C Preferred Stock of whatever subdivision (collectively, with the Common Stock, “Junior Securities”); (iii) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series C Preferred Stock (“Parity Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily (all such distributions being referred to collectively as “Distributions”).

(b) Dividends. Except as provided by the DGCL the holders of record of Series C Preferred Stock shall not be entitled to receive dividends.

(c) Conversion. The Corporation has filed with the Securities and Exchange Commission a Schedule 14C Information Statement to, among other things, increase its authorized Common Stock. At such time as our Certificate of Incorporation is amended to increase the authorized capital all shares of Series C Preferred Stock will automatically be converted on a one for ten basis (the “Conversion Rate”) into ten (10) shares of Common Stock of the Corporation. The Conversion Rate in effect on the conversion date for the Series C Preferred Stock shall be subject to adjustment whenever there shall occur a stock split, stock dividend, combination, recapitalization, reclassification or other similar event involving a change in the Common Stock.

(i) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the Common Stock as determined by the Board of Directors in good faith. Twenty days following the mailing of the 14C Information Statement, the Series C Preferred will be cancelled on the books of the Company and Common Shares of the Company will automatically be issued by the Company’s transfer agent and mailed via Certified mail to each holder of the Series C Preferred Stock. The Corporation shall, as soon as practicable, issue and deliver at such office to such holder of Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Conversions shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii) Rights Upon Conversion. All shares of Series C Preferred Stock which shall have been converted as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holder thereof to receive shares of Common Stock in exchange therefore and payment of any accrued and unpaid dividends thereon.

(d) Voting Rights. Except as provided below and by the DGCL, holders of Series C Preferred Stock shall have no voting rights on matters submitted to a vote of stockholders of the Corporation.

The Corporation shall not amend, alter, change or repeal the preferences, privileges, special rights or other powers of the Series C Preferred Stock so as to adversely affect the Series C Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding aggregate number of shares of such affected Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class; provided, however; the Corporation may at any time without the vote or consent of the stockholders of the Series C Preferred Stock or any other stockholder amend the Series C Certificate of Designation to increase or reduce the number of shares designated thereunder so long as any reduction does not result in the designation of less Series C Preferred Stock than is issued and outstanding at the time of the reduction.

(e) Preemptive Rights. Holders of Series C Preferred Stock shall have no preemptive rights.

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(f) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series C Preferred Stock shall be entitled to receive, immediately after any distribution of securities required by the Certificate of Incorporation, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and pari passu with any distribution of Parity Securities, an amount equal to $.01 per share of Series C Preferred Stock, plus an additional amount equal to any dividends declared but unpaid on such shares before any payments shall be made or any assets distributed to holders of any class of Common Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the holders of shares of the Series C Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series C Preferred Stock. An amount equal to $.01 per share, plus an additional amount equal to any dividend declared but unpaid on such Common Stock, shall then be paid ratably to the holders of the Common Stock. All assets remaining thereafter shall then be distributed, pari passu, to all the holders of the Series C Preferred Stock (on the basis as if all outstanding shares of Series C Preferred Stock had been converted into Common Stock) and Common Stock.”

(g) Anti-Dilution.

(i) Adjustment for Dividends, Stock Splits and Combinations. If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect of the Common Stock, then the Conversion Rate in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if outstanding shares of the Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination shall simultaneously with the effectiveness of such combination, be proportionately increased. Any such adjustment to the Conversion Rate shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

(ii) Adjustments for Other Dividends. If the Corporation at any time, or from time to time, shall make or issue, or fix a record date for the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or securities convertible into or exchangeable for Common Stock, then and in each such event, provision shall be made so that the holders Series C Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period with respect to the rights of the holders of Series C Preferred Stock.

(h) Registration Rights. The Corporation shall amend its current Registration to cover the four (4) million shares of underlying Common Stock herein within 90 days or no later than December 1, 2006. If however, the Securities and Exchange Commission does not allow the amendment of the current Registration Statement, the Company will file a new Registration Statement on or before December 1, 2006 covering the four (4) million Common Shares.

(i) Reservation of Shares. The Corporation shall at all times reserve out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to permit the conversion of all of the Series C Preferred Stock then outstanding, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Series C Preferred Stock, the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. In that regard until such time as the Corporation’s Certificate of Incorporation is amended to increase its authorized Common Stock, neither the Series A, Series B Preferred Stock, nor Series C Preferred Stock shall be convertible into Common Stock. All shares of Common Stock when issued upon conversion of Series C Preferred Stock shall be validly issued, fully paid and non-assessable.

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“Series E Preferred Stock.”

1. The Corporation shall be authorized to issue 680 Preferred Shares - Series E which shares shall have the following preferences, rights and limitations:

(i) Such Series E Preferred Share shall have a stated value of $250 per share. The holders of the shares shall be entitled to receive in liquidations $250 plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which are exchanged for the Preferred Shares - Series E) and the Series E Preferred Shares shall have a liquidation preference over Common Shares, Class B Common Shares, Class D Common Shares, Preferred Shares - Series F, Preferred Shares - Series G, Preferred Shares - Series I and Preferred Shares - Series L.

(ii) Holders of Preferred Shares - Series E shall be entitled to annual cumulative dividends of $45.00 per share (18% of $250) payable in equal monthly installments on or before the fifth day of each month.

(iii) Holders of Preferred Shares - Series E shall be entitled to the same voting rights as holders of Common Shares.

(iv) The Corporation may redeem all or a portion of the Preferred Shares - Series E at any time upon written notice with payment for such shares to be made in immediately available funds within thirty days of notice. The redemption price shall be the stated value plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which were exchanged for the Preferred Shares - Series E).

(v) Prior to transfer of any Preferred Shares - Series E, holders of such shares must first give written notice to the Corporation stating the name and address of the proposed transferee, the number of shares to be transferred, the price per share and the proposed terms of payment. During the thirty day period following the Corporation’s receipt of the notice, the Corporation shall have the option, but not the obligation, to purchase all of the offered shares at the price and upon the terms stated in the notice, except that the price shall not exceed an amount equal to the redemption price described in paragraph 1(iv) and the terms shall not require payment of the redemption price in immediately available funds in less than thirty days after delivery of the Corporation’s notice of exercise. The Corporation may exercise the option by giving written notice of exercise to the holder of the offered shares. If the Corporation does not purchase all offered shares, then the offered shares may be transferred to the proposed transferee on the terms specified in the notice for thirty days after the expiration of the Corporation’s option. The transferee shall hold the shares subject to the provisions of this paragraph. No transfer of shares may be made after the above-described thirty day period or upon different terms than are described in the notice without the holder giving a new notice of intention to transfer and complying with the terms of this paragraph. Any transfer of shares by a holder in violation of this paragraph shall be null and void and of no effect.

(vi) As long as any Preferred Shares - Series E are outstanding, the Corporation shall not take any of the following actions without the approval of the holders of two-thirds of the outstanding Preferred Shares - Series E: (1) amend the Corporation’s Certificate of Incorporation if such amendment would alter or change the rights, preferences, privileges or powers of, or restrictions provided for the benefit of, any Preferred Shares - Series E and adversely affect such shares; (2) increase the number of authorized Preferred Shares - Series E to a number greater than 1,200; (3) authorize or create shares of stock of any class having preference or priority as to dividends or assets which are superior to any such preference or priority of the Preferred Shares - Series E, or authorize or create shares of any class or bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any preference or priority over Preferred Shares - Series E; or (4) sell, lease, convey, exchange, transfer or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the assets of the Corporation.

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“Series F Preferred Stock.”

1. The Corporation shall be authorized to issue 1,250 Preferred Shares - Series F which shares shall have the following preferences, rights and limitations:

(i) Such Series F Preferred Share shall have a stated value of $100 per share. The holders of the shares shall be entitled to receive in liquidations $100 plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which are exchanged for the Preferred Shares - Series F) and the Series F Preferred Shares shall have a liquidation preference over Common Shares, Class B Common Shares, Class D Common Shares, Preferred Shares - Series G, Preferred Shares - Series I and Preferred Shares - Series L, but shall be subject to the preference in liquidation of Preferred Shares - Series E.

(ii) Holders of Preferred Shares - Series F shall be entitled to annual cumulative dividends of $14.00 per share (14% of $100) payable in equal monthly installments on or before the fifth day of each month.

(iii) Holders of Preferred Shares - Series F shall be entitled to the same voting rights as holders of Common Shares.

(iv) The Corporation may redeem all or a portion of the Preferred Shares - Series F at any time upon written notice with payment for such shares to be made in immediately available funds within thirty days of notice. The redemption price shall be the stated value plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which were exchanged for the Preferred Shares - Series F).

(v) Prior to transfer of any Preferred Shares - Series F, holders of such shares must first give written notice to the Corporation stating the name and address of the proposed transferee, the number of shares to be transferred, the price per share and the proposed terms of payment. During the thirty day period following the Corporation’s receipt of the notice, the Corporation shall have the option, but not the obligation, to purchase all of the offered shares at the price and upon the terms stated in the notice, except that the price shall not exceed an amount equal to the redemption price described in paragraph 1(iv) and the terms shall not require payment of the redemption price in immediately available funds in less than thirty days after delivery of the Corporation’s notice of exercise. The Corporation may exercise the option by giving written notice of exercise to the holder of the offered shares. If the Corporation does not purchase all offered shares, then the offered shares may be transferred to the proposed transferee on the terms specified in the notice for thirty days after the expiration of the Corporation’s option. The transferee shall hold the shares subject to the provisions of this paragraph. No transfer of shares may be made after the above-described thirty day period or upon different terms than are described in the notice without the holder giving a new notice of intention to transfer and complying with the terms of this paragraph. Any transfer of shares by a holder in violation of this paragraph shall be null and void and of no effect.

(vi) As long as any Preferred Shares - Series F are outstanding, the Corporation shall not take any of the following actions without the approval of the holders of two-thirds of the outstanding Preferred Shares - Series F: (1) amend the Corporation’s Certificate of Incorporation if such amendment would alter or change the rights, preferences, privileges or powers of, or restrictions provided for the benefit of, any Preferred Shares - Series F and adversely affect such shares; (2) increase the number of authorized Preferred Shares - Series F to a number greater than 1,250; (3) authorize or create shares of stock of any class having preference or priority as to dividends or assets which are superior to any such preference or priority of the Preferred Shares - Series F, or authorize or create shares of any class or bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any preference or priority over Preferred Shares - Series F; or (4) sell, lease, convey, exchange, transfer or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the assets of the Corporation.

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“Series G Preferred Stock.”

1. The Corporation shall be authorized to issue 2,000 Preferred Shares - Series G which shares shall have the following preferences, rights and limitations:

(i) Such Series G Preferred Share shall have a stated value of $100 per share. The holders of the shares shall be entitled to receive in liquidations $100 plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which are exchanged for the Preferred Shares - Series G) and the Series G Preferred Shares shall have a liquidation preference over Common Shares, Class B Common Shares, Class D Common Shares, Preferred Shares - Series I and Preferred Shares - Series L, but shall be subject to the preference in liquidation of Preferred Shares - Series E and Preferred Shares - Series F.

(ii) Holders of Preferred Shares - Series G shall be entitled to annual cumulative dividends of $24.00 per share (24% of $100) payable in equal monthly installments on or before the fifth day of each month.

(iii) Holders of Preferred Shares - Series G shall be entitled to the same voting rights as holders of Common Shares.

(iv) The Corporation may redeem all or a portion of the Preferred Shares - Series G at any time upon written notice with payment for such shares to be made in immediately available funds within thirty days of notice. The redemption price shall be the stated value plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which were exchanged for the Preferred Shares - Series G).

(v) Prior to transfer of any Preferred Shares - Series G, holders of such shares must first give written notice to the Corporation stating the name and address of the proposed transferee, the number of shares to be transferred, the price per share and the proposed terms of payment. During the thirty day period following the Corporation’s receipt of the notice, the Corporation shall have the option, but not the obligation, to purchase all of the offered shares at the price and upon the terms stated in the notice, except that the price shall not exceed an amount equal to the redemption price described in paragraph 1(iv) and the terms shall not require payment of the redemption price in immediately available funds in less than thirty days after delivery of the Corporation’s notice of exercise. The Corporation may exercise the option by giving written notice of exercise to the holder of the offered shares. If the Corporation does not purchase all offered shares, then the offered shares may be transferred to the proposed transferee on the terms specified in the notice for thirty days after the expiration of the Corporation’s option. The transferee shall hold the shares subject to the provisions of this paragraph. No transfer of shares may be made after the above-described thirty day period or upon different terms than are described in the notice without the holder giving a new notice of intention to transfer and complying with the terms of this paragraph. Any transfer of shares by a holder in violation of this paragraph shall be null and void and of no effect.

(vi) As long as any Preferred Shares - Series G are outstanding, the Corporation shall not take any of the following actions without the approval of the holders of two-thirds of the outstanding Preferred Shares - Series G: (1) amend the Corporation’s Certificate of Incorporation if such amendment would alter or change the rights, preferences, privileges or powers of, or restrictions provided for the benefit of, any Preferred Shares - Series G and adversely affect such shares; (2) increase the number of authorized Preferred Shares - Series G to a number greater than 2,000; (3) authorize or create shares of stock of any class having preference or priority as to dividends or assets which are superior to any such preference or priority of the Preferred Shares - Series G, or authorize or create shares of any class or bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any preference or priority over Preferred Shares - Series G; or (4) sell, lease, convey, exchange, transfer or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the assets of the Corporation.

“Series I Preferred Stock.”

1. The Corporation shall be authorized to issue 550 Preferred Shares - Series I which shares shall have the following preferences, rights and limitations:

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(i) Such Series I Preferred Share shall have a stated value of $100 per share. The holders of the shares shall be entitled to receive in liquidations $100 plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which are exchanged for the Preferred Shares - Series I) and the Series I Preferred Shares shall have a liquidation preference over Common Shares, Class B Common Shares, Class D Common Shares and Preferred Shares - Series L, but shall be subject to the preference in liquidation of Preferred Shares - Series E, Preferred Shares - Series F and Preferred Shares - Series G.

(ii) Holders of Preferred Shares - Series I shall be entitled to annual cumulative dividends of $15.00 per share (15% of $100) payable in equal monthly installments on or before the fifth day of each month.

(iii) Holders of Preferred Shares - Series I shall be entitled to the same voting rights as holders of Common Shares.

(iv) The Corporation may redeem all or a portion of the Preferred Shares - Series I at any time upon written notice with payment for such shares to be made in immediately available funds within thirty days of notice. The redemption price shall be the stated value plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which were exchanged for the Preferred Shares - Series I).

(v) Prior to transfer of any Preferred Shares - Series I, holders of such shares must first give written notice to the Corporation stating the name and address of the proposed transferee, the number of shares to be transferred, the price per share and the proposed terms of payment. During the thirty day period following the Corporation’s receipt of the notice, the Corporation shall have the option, but not the obligation, to purchase all of the offered shares at the price and upon the terms stated in the notice, except that the price shall not exceed an amount equal to the redemption price described in paragraph 1(iv) and the terms shall not require payment of the redemption price in immediately available funds in less than thirty days after delivery of the Corporation’s notice of exercise. The Corporation may exercise the option by giving written notice of exercise to the holder of the offered shares. If the Corporation does not purchase all offered shares, then the offered shares may be transferred to the proposed transferee on the terms specified in the notice for thirty days after the expiration of the Corporation’s option, The transferee shall hold the shares subject to the provisions of this paragraph. No transfer of shares may be made after the above-described thirty day period or upon different terms than are described in the notice without the holder giving a new notice of intention to transfer and complying with the terms of this paragraph. Any transfer of shares by a holder in violation of this paragraph shall be null and void and of no effect.

(vi) As long as any Preferred Shares - Series I are outstanding, the Corporation shall not take any of the following actions without the approval of the holders of two-thirds of the outstanding Preferred Shares - Series I; (1) amend the Corporation’s Certificate of Incorporation if such amendment would alter or change the rights, preferences, privileges or powers of or restrictions provided for the benefit of, any Preferred Shares - Series I and adversely affect such shares; (2) increase the number of authorized Preferred Shares - Series I to a number greater than 550; (3) authorize or create shares of stock of any class having preference or priority as to dividends or assets which are superior to any such preference or priority of the Preferred Shares - Series I or authorize or create shares of any class or bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any preference or priority over Preferred Shares - Series I; or (4) sell, lease, convey, exchange, transfer or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the assets of the Corporation.

“Series L Preferred Stock.”

1. The Corporation shall be authorized to issue 1,000 Preferred Shares - Series L which shares shall have the following preferences, rights and limitations:

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(i) Such Series L Preferred Share shall have a stated value of $1,000 per share. The holders of the shares shall be entitled to receive in liquidations $1,000 plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which are exchanged for the Preferred Shares - Series L) and the Series L Preferred Shares shall have a liquidation preference over Common Shares, Class B Common Shares and Class D Common Shares, but shall be subject to the preference in liquidation of Preferred Shares - Series E, Preferred Shares - Series F, Preferred Shares - Series G and Preferred Shares - Series I.

(ii) Holders of Preferred Shares - Series L shall be entitled to annual cumulative dividends of $120.00 per share (12% of $100) payable in equal monthly installments on or before the fifth day of each month.

(iii) Holders of Preferred Shares - Series L shall be entitled to the same voting rights as holders of Common Shares.

(iv) The Corporation may redeem all or a portion of the Preferred Shares - Series L at any time upon written notice with payment for such shares to be made in immediately available funds within thirty days of notice. The redemption price shall be the stated value plus accumulated, but unpaid, dividends (including the amount of accumulated, but unpaid, dividends on the shares of stock of Ocean West Enterprises, Inc. which were exchanged for the Preferred Shares - Series L).

(v) Prior to transfer of any Preferred Shares - Series L, holders of such shares must first give written notice to the Corporation stating the name and address of the proposed transferee, the number of shares to be transferred, the price per share and the proposed terms of payment_ During the thirty day period following the Corporation’s receipt of the notice, the Corporation shall have the option, but not the obligation, to purchase all of the offered shares at the price and upon the terms stated in the notice, except that the price shall not exceed an amount equal to the redemption price described in paragraph 1(iv) and the terms shall not require payment of the redemption price in immediately available funds in less than thirty days after delivery of the Corporation’s notice of exercise. The Corporation may exercise the option by giving written notice of exercise to the holder of the offered shares. If the Corporation does not purchase all offered shares, then the offered shares may be transferred to the proposed transferee on the terms specified in the notice for thirty days after the expiration of the Corporation’s option The transferee shall hold the shares subject to the provisions of this paragraph. No transfer of shares may be made after the above-described thirty day period or upon different terms than are described in the notice without the holder giving a new notice of intention to transfer and complying with the terms of this paragraph. Any transfer of shares by a holder in violation of this paragraph shall be null and void and of no effect

(vi) As long as any Preferred Shares - Series L are outstanding, the Corporation shall not take any of the following actions without the approval of the holders of two-thirds of the outstanding Preferred Shares - Series L: (1) amend the Corporation’s Certificate of Incorporation if such amendment would alter or change the rights, preferences, privileges or powers of, or restrictions provided for the benefit of, any Preferred Shares - Series L and adversely affect such shares; (2) increase the number of authorized Preferred Shares - Series L to a number greater than 1,000; (3) authorize or create shares of stock of any class having preference or priority as to dividends or assets which are superior to any such preference or priority of the Preferred Shares - Series L, or authorize or create shares of any class or bonds, debentures, notes or other obligations convertible into or exchangeable for, or having optional rights to purchase, any shares of the Corporation having any preference or priority over Preferred Shares - Series L; or (4) sell, lease, convey, exchange, transfer or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the assets of the Corporation.

3. Existence. The Corporation is to have perpetual existence.

4. Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the Corporation.

5. Elections, Meeting and Books. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

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6. Amendments. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

7. Limitation on Director Liability. No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; except for liability: (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing and culpable violation of law; (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent of the Delaware General Corporation Law as so amended. Any repeal or modification of this Section shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

8. Indemnification.

17.1. General. Each person who was or is made a party to or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigation (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in any other capacity while serving as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to any person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 17.2, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

17.2. Failure to Pay a Claim. If a claim under Subsection 17.1 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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17.3. Not Exclusive. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

17.4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trusts or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

17.5. Definition of the Corporation. As used in this Section, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees and agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

17.6. Severability. If this Section or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including a grand jury proceeding and an action by the Corporation, to the fullest extent permitted by any applicable portion of this Section that shall not have been invalidated or by any other applicable law.

9. Creditors. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing seventy-five per cent (75%) in value of the creditors or class of creditors, and/or if the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer on this ___ day of November 2006.

Darryl Cohen

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APPENDIX B

SECURITIES EXCHANGE AGREEMENT

AND PLAN OF REORGANIZATION

SECURITIES EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION, dated as of April 14, 2005, by and among Ocean West Holding Corp. a Delaware corporation, with offices located at 15991 Redhill Avenue, Suite 110, Tustin California 92780 (“Ocean”), InfoByPhone, Inc., a Delaware corporation, with offices located at PO Box 64-3569 Vero Beach, Fl 32963 (the “Company”) and the stockholders of the Company (the “Stockholders”) set forth on Exhibit A hereto.

WHEREAS, Ocean currently has authorized capital stock consisting of 30,000,000 shares of common stock, par value $.01 per share (“Ocean West Common Stock”) and 10,000,000 shares of preferred stock, par value $.01 per share; and

WHEREAS, Ocean will file a definitive Information Statement (the “Information Statement”) with the Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) and pursuant to such Information Statement Ocean will revise its Certificate of Incorporation to change its name to AskMeNow, Inc., and increase its authorized capital stock to 100,000,000 shares, par value $.01 per share, of which 5,586,104 shares will be issued and outstanding prior to the Closing Date (as defined) and 5,000,000 shares of preferred stock, par value $.01 per share, of which 0 shares are issued and outstanding as of the date hereof; and

WHEREAS, the Company has authorized capital stock consisting of 15,000,000 shares of common stock, par value $.001 per share (the “Company Common Stock”) of which 3,269,790 shares are issued and outstanding (“Target Shares”) and 3,000,000 shares of preferred stock, par value $.001 per share of which 0 shares are outstanding; and

WHEREAS, the Stockholders wish to exchange, and Ocean wishes to acquire, all of the Target Shares on the Closing Date (as defined below), for 6,000,000 shares of Ocean (the “Exchange”); and

WHEREAS, simultaneous with the Closing the Company shall close a private placement for no less 2,500,000 shares and no more than 6,666,667 shares of the Company (as contemplated in Section 8.1 of this Agreement) with such shares being exchanged for an equal amount of shares of Ocean West Common Stock at the Closing; and

WHEREAS, the Boards of Directors of Ocean and the Company, declaring it advisable and for the respective benefit of Ocean and the Company have approved the Exchange and the other transactions contemplated by this Agreement (the “Transactions”) on the terms and conditions hereinafter set forth, and have approved this Agreement and authorized the Transactions; and

WHEREAS, Ocean, and the Company desire to make certain representations, warranties and agreements in connection with, and establish various conditions precedent to, the Transactions.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	DEFINITIONS

For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

“AFFILIATE”—with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person.

“AGREEMENT”—this Securities Exchange Agreement and Plan of Reorganization by and among Ocean, the Company and the Stockholders.

“BUSINESS DAY”—any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law to be closed.

“CLOSING”—as defined in Section 2.3.

“CLOSING DATE”—as defined in Section 2.3.

“CODE”—the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder and successor laws or regulations.

“COMPANY”—as defined in the first paragraph of this Agreement.

“COMPANY COMMON STOCK”—as defined in the preamble of this Agreement.

“CONTRACT”—any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding and shall include any option or warrant for the purchase of equity securities of a party hereto.

“CONVERTIBLE SECURITIES”—as defined in Section 4.3.

“NGCL”—the Nevada General Corporation Law.

“DISCLOSURE SCHEDULE”—shall mean the respective the Ocean Disclosure Schedule and Company Disclosure Schedule to this Agreement delivered by the Company to Ocean and by Ocean to the Company.

“EFFECTIVE TIME”—Unless extended by mutual agreement of all parties, May 30, 2005.

“EMPLOYEE BENEFIT PLAN”—as defined in Section 4.12(a).

“ENCUMBRANCE”—any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“ENVIRONMENTAL LAWS” - as defined in Section 4.18.

“ERISA”—the Employee Retirement Income Security Act of 1974, as amended, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

“ERISA AFFILIATE”—as defined in Section 4.12(a).

“EXCHANGE”—the exchange of securities described in Section 2.1(a) of this Agreement.

“EXCHANGE ACT”—the Securities Exchange Act of 1934, as amended, or any successor law.

“GAAP”—generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Financial Statements were prepared.

“GOVERNMENTAL AUTHORITY”—any court, tribunal, authority, agency, commission, bureau, department, official or other instrumentality of the United States, any foreign country or any domestic, foreign, state, local, county, city or other political subdivision.

“GOVERNMENTAL ORDER”—any order, ordinance, injunction, judgment, decree or writ issued by any Governmental Authority.

“INFORMATION STATEMENT” - as defined in Section 7.4(a).

“IRS”—the United States Internal Revenue Service or any successor agency and, to the extent relevant, the United States Department of the Treasury.

“MATERIAL ADVERSE EFFECT”—the occurrence of any event that is materially adverse to the business, property, assets, prospects, results of operation or financial condition of a party to this Agreement; provided, however, that none of the following shall be taken into account in determining whether there has been a Material Adverse Effect: (i) any actions or omissions of any party hereto taken with the prior written consent of the other party in contemplation of the Transactions; (ii) the direct effects of compliance with this Agreement on the operating performance of any party hereto, including expenses incurred by such party in consummating the Transactions or relating to any litigation arising as a result of this Agreement or the Transactions; (iii) changes attributable to or resulting from changes in general economic, financial, regulatory or political conditions; (iv) changes affecting the industry or market sector in which such party operates; and (v) the events disclosed in Section 1 of the Disclosure Schedule.

“OCCUPATIONAL SAFETY AND HEALTH LAW”—any legal or governmental requirement or obligation relating to safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

“OCEAN”— as defined in the first paragraph of this Agreement.

“OCEAN WEST COMMON STOCK” - as defined in the preamble of this Agreement and which shall also include the stock of any successor to Ocean in the event Ocean changes its name as contemplated in the preamble.

“ORGANIZATIONAL DOCUMENTS”—(a) the articles or certificate of incorporation and the bylaws or code of regulations of a corporation; (b) the certificate of formation and operating agreement of a limited liability company; (c) the partnership agreement of a partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; and (e) any amendment to any of the foregoing.

“PERMITTED ENCUMBRANCES”— all (a) liens for current Taxes not yet due, (b) workman’s, common carrier and other similar liens arising in the ordinary course of business, and (c) with respect to real property, (i) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of the Company and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

“PERSON”—any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body.

“PROCEEDING”—as defined in Section 4.14.

“RELATED PERSON”—as defined in Section 4.23.

“SEC”—the United States Securities and Exchange Commission.

“SECURITIES ACT”—the Securities Act of 1933, as amended, or any successor law.

“SUBSIDIARY”—means any corporation, joint venture, limited liability company, partnership, association or other business entity of which more than 50% of the total voting power of stock or other equity entitled to vote in the election of directors or managers thereof is owned or controlled, directly or indirectly, by the Company or Ocean, as the case may be.

“SURVIVING CORPORATION”—as defined in Section 2.1(a).

“TAX” —as defined in Section 4.6.

“TAX RETURN” shall mean all returns (whether federal, state, local or otherwise) and reports (including elections, declarations, disclosures, schedules, estimates and information returns (including Form 1099 and corporate returns filed on Form 1120)) required to be supplied to a Tax authority relating to Taxes.

2.	SECURITIES EXCHANGE AND REORGANIZATION

2.1	EXCHANGE AND CANCELLATION OF SECURITIES

Subject to the terms and upon the conditions set forth herein, each Stockholder agrees to assign, transfer and deliver to Ocean, and Ocean agrees to acquire from each Stockholder, one hundred percent (100%) of the Company Common Stock owned by the respective Stockholder as set forth on Exhibit A attached hereto, in exchange for the transfer, at the Closing, by Ocean, of 6,000,000 newly-issued shares of Ocean West Common Stock to be apportioned amongst the Stockholders in proportion to their ownership of the Company Common Stock immediately prior to the Closing (excluding the shares issued pursuant to the offering contemplated in Section 8.1). In addition, each share issued in the private placement contemplated in Section 8.1 will be exchanged for one newly-issued share of Ocean West Common Stock. Furthermore, each warrant to purchase shares of common stock of the Company will be converted into a three (3) year warrant to purchase shares of common stock of the Surviving Company (not to exceed 483,123 underlying shares) at a price of $2.00 per share so long as such exercise can not be reduced after the Closing and the exercise can not be a “cashless exercise”. Post Closing, Ocean is hereinafter referred to as the “Surviving Corporation”.

2.2	INSTRUMENTS OF TRANSFER

(a) Company Common Stock. Each Stockholder shall deliver to Ocean original certificates evidencing the Company Common Stock along with executed stock powers, in form and substance satisfactory to Ocean, for purposes of assigning and transferring all of their right, title and interest in and to the Company Common Stock. From time to time after the Closing Date, and without further consideration, the Stockholders will execute and deliver such other instruments of transfer and take such other actions as Ocean may reasonably request in order to facilitate the transfer to Ocean of the securities intended to be transferred hereunder.

(b) Ocean West Common Stock. The Surviving Corporation shall deliver to the Stockholders within five days of the Closing Date, original certificates evidencing the Ocean West Common Stock, in form and substance satisfactory to the Stockholders, in order to effectively vest in the Stockholders all right, title and interest in and to the Ocean West Common Stock. From time to time after the Closing Date, and without further consideration, the Surviving Corporation will execute and deliver such other instruments and take such other actions as the Stockholders may reasonably request in order to facilitate the issuance to them of the Ocean West Common Stock.

2.3	CLOSING.

Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 9.1 and subject to the satisfaction or waiver of the conditions set forth in Sections 7 and 8, the closing of the Exchange will take place as promptly as practicable (and in any event within five Business Days) after satisfaction or waiver of the conditions set forth in Sections 8, 9 and 10 at the offices of Adorno & Yoss, LLP, 350 East Las Olas Blvd., Suite 1700, Fort Lauderdale, FL 33301 (the “Closing”), unless another date, time or place is agreed to in writing by the parties hereto, but in no event later than May 30, 2005 (the “Closing Date”).

2.4	TAX FREE REORGANIZATION

The parties intend that the transactions under this Agreement qualify as a tax-free re-organization under Section 368(a) (1) (B) of the Code.

3.	POST-CLOSING COVENANTS.

3.1	NO REVERSE SPLIT FOR ONE YEAR

The parties hereto agree that there shall be no reverse split of the Common Stock of the Surviving Corporation for at least one year following the Closing Date.

3.2	RESTRICTION ON FUTURE SHARE ISSUANCE

The parties hereto agree that in the event the Surviving Corporation desires to issues additional shares of stock of the Surviving Corporation in connection with an offer to sell equity in the Surviving Corporation during the period that begins on the Closing Date and ends one (1) year after the Closing Date, VCP (as defined in Section 8.2) will be provided with a right of first refusal to purchase any such shares at the same price and on the terms as would be offered to third party purchasers.

3.3	OCEAN AUDITS; Reports to securities and exchange commission

Ocean’s current fiscal year ends on September 30, 2004 and periodic reports for the quarters ended December 31, 2004 and March 31, 2005. Ocean will have the responsibility and shall have completed its financial audit and filing an annual report and any required interim reports with Form 10-K filing for the fiscal years ended September 30, 2003, and September 30, 2004. The Surviving Corporation shall have the responsibility for completing all financial statements for periods ending after March 31, 2005. The current officers and directors of Ocean shall cooperate with the officers and directors of the Surviving Corporation in completing this work. Ocean represents that it currently owes no money to its auditors or company counsel to date and through the Closing Date, it is further agreed that if the Company decides not to utilize the services of De Joya & Company, certified public accountants, that the books and records of Ocean through and including March 31, 2005 will be delivered to a place as requested by the Surviving Corporation and that De Joya & Company, if required, will consent to the inclusion of its financial statements in the Company’s reports.

3.4	STOCK OPTION PLANS

The Surviving Corporation shall be permitted to establish an employee stock option plan which may provide for the issuance of non-qualified options, incentive stock options, stock grants, stock appreciation rights or other forms of equity based compensation as determined by the management of the Surviving Corporation. The number of shares that may be issued pursuant to such plans is Two Million (2,000,000) shares. However, such share shall be restricted from sale or registration for a period of no less than four (4) months following the Closing Date.

3.5	EMPLOYMENT CONTRACTS AND STOCK GRANTS

The Surviving Corporation shall be permitted to enter into employment contracts with employees of the Surviving Corporation on such terms and conditions as are deemed appropriate by management of the Surviving Corporation. In connection with such employment contracts the Surviving Corporation may issue shares to certain employees in such amounts and on such terms as management deems appropriate. However, the Company may not register any of the W-2 employee’s stock grants or the stock of any other person in an S-8 registration until the date that is four (4) months following the date of the Closing.

3.6	REGISTRATION RIGHTS

The Surviving Corporation shall file a registration statements with the Securities and Exchange Commission for the Common Shares of the company sold in the offering referenced herein within 180 days of the Closing. All cost of such registration shall be borne by the Company including any legal opinion necessary to effectuate such registration. Any Stockholder selling pursuant to such registration shall bear the costs of any commissions incurred as a result of such sale.

3.7	FLOOR ON SHARE PRICE FOR FUTURE OFFERINGS

The parties agree that for at least one year following the Closing Date, the Surviving Corporation shall not offer, sell, exchange, transfer or engage in any other transaction with respect to its common stock or Convertible Securities at an effective price of less than $.45 per share of common stock.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Ocean as follows.

4.1	ORGANIZATION AND GOOD STANDING

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own its properties and to carry on its business as it is now being conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. True, correct and complete copies of the certificate of incorporation and by-laws of the Company and all amendments thereto have been delivered to Ocean. The corporate minutes and corporate records of the Company that have been made available to Ocean are true, correct and complete in all material respects.

4.2	AUTHORITY; NO CONFLICT

(a) The Company has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the Exchange and the other transactions contemplated hereby and to perform its obligations under this Agreement.

(b) Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both):

(i) contravene, conflict with or result in a violation or breach of (A) any provision of the Organizational Documents of the Company, (B) any resolution adopted by the Board of Directors, or any committee thereof, or the stockholders of the Company, (C) any legal requirement or any Governmental Order to which the Company or any of the properties or assets owned or used by the Company may be subject, or (D) any authorization, license or permit of any Governmental Authority, including any private investigatory license or other similar license, which is held by the Company or that otherwise relates to the business of, or any of the assets owned or used by, the Company;

(ii) result in a violation or breach of or constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit or require the consent or approval of or any notice to or filing with any third party under any Contract to which the Company is a party or to which it or its properties or assets may be bound, or require the consent or approval of or any notice to or filing with any Governmental Authority to which the Company or its properties or assets may be subject; or

(iii) result in the imposition or creation of any Encumbrance (other than Permitted Encumbrances) upon or with respect to any of the properties or assets owned or used by the Company;

except, with respect to clauses (i)(C) or (D), (ii) or (iii) of this Section 4.2, where any such contravention, conflict, violation, breach, default, termination right, cancellation or acceleration right or Encumbrance would not have a Material Adverse Effect or would not adversely affect the ability of the Company to consummate the Exchange or the other transactions contemplated by this Agreement.

4.3	CAPITALIZATION

The authorized equity securities of the Company consist solely of 15,000,000 shares of common stock, par value $0.001 per share, of which 3,269,790 shares are issued and outstanding and 3,000,000 shares of preferred stock, par value $.001 per share of which 0 shares are outstanding. In addition, there are outstanding warrants to acquire 483,123 shares of the Company’s common stock. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The authorized, issued and outstanding shares of each class of capital stock or other ownership or equity interests of each Subsidiary of the Company are accurately and completely set forth in Section 4.3(a) of the Company Disclosure Schedule attached hereto and made a part hereof. There are no voting trusts or other agreements or understandings to which the Company is a party with respect to the transfer, voting, issuance, purchase, redemption, repurchase or registration of the capital stock of the Company. Other than set forth above, there are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of the Company, and there are not outstanding any options, warrants or other securities exercisable or exchangeable for or convertible into any shares of equity securities of the Company (“CONVERTIBLE SECURITIES”). The Company does not own or have any Contract to acquire, any equity securities or other securities of any Person or any, direct or indirect, equity or ownership interest in any other business. No Person has any pre-emptive rights with respect to any security of the Company.

4.4	FINANCIAL STATEMENTS

The Company shall deliver to Ocean true, correct and complete copies of the following financial statements (“Company Financial Statements”) not later than two days prior to Closing:

(a) Audited consolidated balance sheets, consolidated statements of income, stockholders’ equity and cash flows of the Company for the period ended December 31, 2004;

(b) Audited financial statements for the fiscal year ended December 31, 2004 which reflects net sales in excess of $5,000.

(c) Audited financial statements for the fiscal year ended December 31, 2004 which reflect net losses not in excess of $1,000,000; and

(d) Unaudited pro forma balance sheets reflecting the Surviving Corporation immediately following the Closing of this Transaction.

The Company represents and warrants that the Company Financial Statements (i) shall have been prepared from the books and records of the Company in accordance with GAAP, (ii) fully reflect all liabilities and contingent liabilities of the Company required to be reflected therein on such basis as at the date(s) thereof, (iii) fairly present in all material respects the consolidated financial position of the Company as of the date(s) of the balance sheets included in the Company Financial Statements and the consolidated results of its operations and cash flows for the periods indicated and (iv) no adverse change in the financial position of the Company as reflected in the Company Financial Statements that could result in any Material Adverse Effect shall have occurred prior to the Effective Date and, as of the Effective Date, the Company has no knowledge of any future or threatened event which could have a Material Adverse Effect on the financial position of the Company as reflected in the Company Financial Statements. At the Closing, the Company’s Director and CFO shall execute and deliver to the other parties hereto a Certificate attesting to the foregoing.

4.5	NO UNDISCLOSED LIABILITIES

Except as set forth in Section 4.5 of the Company Disclosure Schedule, the Company has no material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Company Financial Statements and current liabilities incurred in the ordinary course of business since December 31, 2004, which current liabilities are consistent with the representations and warranties contained in this Agreement and will not, individually or in the aggregate, have a Material Adverse Effect.

4.6	TAXES

The Company has properly and timely filed all federal, state and local Tax returns (or properly filed for an extension with respect to such filing) and has paid all Taxes, assessments and penalties due and payable, except as set forth in Section 4.6 of the Company Disclosure Schedule. All such Tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns, except as set forth in Section 4.6 of the Company Disclosure Schedule. The provisions made for Taxes on the balance sheet of the Company included in the Company Financial Statements are sufficient in all respects for the payment of all Taxes whether disputed or not that are due or are hereafter found to have been due with respect to the conduct of the business of the Company up to and through the date of such Financial Statements. There are no present, pending, or threatened audit, investigations, assessments or disputes as to Taxes of any nature payable by the Company, nor any Tax liens whether existing or inchoate on any of the assets of the Company, except for current year Taxes not presently due and payable. The federal income Tax returns of the Company have never been audited. No IRS or foreign, state, county or local Tax audit is currently in progress. The Company has not waived the expiration of the statute of limitations with respect to any Taxes. Other than with respect to the Company, the Company is not liable for Taxes of any other Person or is currently under any contractual obligation to indemnify any Person with respect to Taxes or is a party to any Tax sharing agreement or any other agreement providing for payments by the Company with respect to Taxes.

For purposes of this Agreement, the term “TAX” shall mean (w) any and all taxes, assessments, customs, duties, levies, fees, tariffs, imposts, deficiencies and other governmental charges of any kind whatsoever (including, but not limited to, taxes on or with respect to net or gross income, franchise, profits, gross receipts, capital, sales, use, ad valorem, value added, transfer, real property transfer, transfer gains, inventory, capital stock, license, payroll, employment, social security, unemployment, severance, occupation, real or personal property, estimated taxes, rent, excise, occupancy, recordation, bulk transfer, intangibles, alternative minimum, doing business, withholding and stamp), together with any interest thereon, penalties, fines, damages costs, fees, additions to tax or additional amounts with respect thereto, imposed by the United States or any state or local or other applicable jurisdiction; (x) any liability or obligations to a governmental authority as a result of any escheat or similar law, (y) any liability for the payment of any amounts described in clause (w) or (x) as a result of being a member of an affiliated, consolidated, combined, unitary or similar group or as a result of transferor or successor liability; and (z) any liability for the payments of any amounts as a result of being a party to any tax sharing agreement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (w), (x) or (y).

4.7	ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE

(a) All accounts receivable of the Company that are reflected in the Company Financial Statements or on the accounts receivable ledgers of the Company (the “COMPANY ACCOUNTS RECEIVABLE”) represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. All of the Company Accounts Receivable are or will be current and collectible at the full recorded amount thereof, less any applicable reserves established in accordance with GAAP, in the ordinary course of business without resort to litigation, except for such Company Accounts Receivable, the failure of which to collect would not have a Material Adverse Effect.

(b) All accounts payable of the Company that are reflected in the Company Financial Statements or on the accounts payable ledgers of the Company arose in the ordinary course of business. All material items which are required by GAAP to be reflected as payables on the Financial Statements and in the books and records of the Company are so reflected and have been recorded in accordance with GAAP in a manner consistent with past practice. There has been no adverse change since September 30, 2004 in the amount or delinquency of accounts payable of the Company (either individually or in the aggregate) which would have a Material Adverse Effect.

4.8	NO MATERIAL ADVERSE CHANGE

Since the date of the Financial Statements, there has not occurred a Material Adverse Effect and no event has occurred or circumstance exists that may result in a Material Adverse Effect.

4.9	BOOKS AND RECORDS

Except as disclosed in Section 4.9 of the Company Disclosure Schedule, the books of account and other records of the Company, all of which have been made available to Ocean, are true, correct and complete. Except as disclosed in Section 4.9 of the Company Disclosure Schedule, the minute books of the Company contain true, correct and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Company. The stock books of the Company are true, correct and complete. At the Closing, all of those books and records will be in the possession of the Company.

4.10	TITLE TO PROPERTIES; ENCUMBRANCES

Section 4.10 of the Company Disclosure Schedule contains a complete and accurate list of all real property leaseholds or other interests therein held by the Company. The Company does not own, nor has owned, any real property. The Company has delivered or made available to Ocean true, correct and complete copies of the real property leases to which the Company is a party or pursuant to which it uses or occupies any real property. Section 4.10 of the Company Disclosure Schedule also contains a complete and accurate list of all licensed vehicles owned or leased by the Company and the fixed assets used in the business of the Company and carried on its books for tax purposes. Except as set forth in Section 4.10 of the Company Disclosure Schedule, the Company has good title to, or a valid leasehold, license or other interest in, all of the real and personal properties and assets, tangible and intangible, it owns or purports to own, hold or use in its business, including those reflected on their books and records and in the Financial Statements and Interim Financial Statements (except for accounts receivable collected and materials and supplies used or disposed of in the ordinary course of business consistent with past practice after the date of the Interim Financial Statements), free and clear of all Encumbrances, except Permitted Encumbrances.

4.11	CONDITION AND SUFFICIENCY OF ASSETS

Except as would not be reasonably likely to cause a Material Adverse Effect, the buildings, vehicles, furniture, fixtures and equipment and other personal property owned, held or used by the Company are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, vehicles, furniture, fixtures or equipment or other personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. Except as would not be reasonably likely to result in a Material Adverse Effect, the buildings, vehicles, furniture, fixtures and equipment or other personal property of the Company are sufficient for the continued conduct of its business after the Closing in substantially the same manner as conducted prior to the Closing.

4.12	EMPLOYEE BENEFITS

(a) Except as set forth in Section 4.12 of the Company’s Disclosure Schedule, neither the Company nor any ERISA Affiliate maintains any Employee Benefit Plans. “EMPLOYEE BENEFIT Plan” means (other than workers’ compensation required by any state or subdivision thereof) any “employee benefit plan” as defined in Section 3(3) of ERISA and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing benefits to any current or former director, employee or independent contractor (or to any dependent or beneficiary thereof) of the Company or any ERISA Affiliate, which are now or have ever been maintained by the Company or any ERISA Affiliate or under which the Company or any ERISA Affiliate has any obligation or liability, whether actual or contingent, including all incentive, bonus, deferred compensation, vacation, holiday, medical, disability, stock appreciation rights, stock option, stock purchase or other similar plans, policies, programs, practices, agreements, understandings or arrangements. “ERISA AFFILIATE” means any entity (whether or not incorporated) other than the Company that, together with the Company, is or was a member of (i) a controlled group of corporations within the meaning of Section 414(b) of the Code, (ii) a group of trades or businesses under common control within the meaning of Section 414(c), or (iii) an affiliated service group within the meaning of Section 414(m) of the Code.

(b) Neither the Company nor any ERISA Affiliate has proposed or agreed to the creation of any new Employee Benefit Plan.

4.13	COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS

(a) To the best of the Company’s knowledge, the Company is in compliance with all federal, state and local laws, authorizations, licenses and permits of any Governmental Authority and all Governmental Orders affecting the business, operations, properties or assets of the Company , including, federal, state and local: (i) Occupational Safety and Health Laws; (ii) private investigatory and other similar laws; (iii) securities laws; (iv) the Fair Credit Reporting Act and similar state and local laws; and (v) laws regarding or relating to trespass or violation of privacy rights. Except as set forth in Section 4.13 of the Company Disclosure Schedule the Company has not been charged with violating, nor to the knowledge of the Company, threatened with a charge of violating, nor, to the knowledge of the Company, is the Company under investigation with respect to a possible violation of, any provision of any federal, state or local law relating to any of their respective businesses, operations, properties or assets.

(b) Section 4.13 of the Company Disclosure Schedule contains a complete and accurate list of each governmental authorization, license or permit that is held by the Company or that otherwise relates to the business of, or to any of the properties or assets owned or used by, the Company. Each governmental authorization, license or permit listed in Section 4.13 of the Disclosure Schedule is valid and in full force and effect.

4.14	LEGAL PROCEEDINGS

Except as set forth in Section 4.14 of the Company Disclosure Schedule, there is no pending claim, action, investigation, arbitration, litigation, suit or other proceeding (“PROCEEDING”):

(i) that has been commenced by or against the Company or that otherwise relates to or may affect the business of, or any of the properties or assets owned, held or used by, the Company; or

(ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.

(iii) To the knowledge of the Company, (A) no such Proceeding has been threatened, and (B) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. The Company has made available to Ocean true, correct and complete copies of all pleadings, correspondence and other documents relating to each Proceeding listed in Section 4.14 of the Disclosure Schedule. The Proceedings listed in Section 4.14 of the Disclosure Schedule, if decided adversely to the Company or any Subsidiary, individually or in the aggregate, would not have a Material Adverse Effect, except as described in Section 4.14 of the Disclosure Schedule.

4.15	ABSENCE OF CERTAIN CHANGES AND EVENTS

Except as set forth in Section 4.15 of the Company Disclosure Schedule, since the date of the Financial Statements, the Company has conducted its business only in the ordinary course of business consistent with past practice. Without limiting the generality of the immediately preceding sentence, since September 30, 2004, there has not been any of the following on the part of the Company:

(a) declaration or payment of any dividend or other distribution or redemption or repurchase or other acquisition, directly or indirectly, in respect of shares of capital stock or Convertible Securities;

(b) issuance or sale or authorization for issuance or sale, or grant of any options or other agreements with respect to, any shares of its capital stock or Convertible Securities, or any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

(c) payment or increase of any bonuses, salaries or other compensation to any stockholder, director, officer, consultant or employee except for increases in bonus compensation to employees in the ordinary course of business or entry into any employment, severance or similar Contract with any director, officer or employee;

(d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, severance, savings, insurance, pension, retirement or other employee benefit plan for or with any employees;

(e) damage to or destruction or loss of any property or asset, whether or not covered by insurance, which may have a Material Adverse Effect;

(f) entry into, termination of, or receipt of notice of termination of, any Contract or transaction involving a total remaining commitment by or to the Company or any Subsidiary of at least $10,000, including the entry into (i) any document evidencing any indebtedness; (ii) any capital or other lease; or (iii) any guaranty (including “take-or-pay” or “keepwell” agreements);

(g) sale, lease or other disposition (other than in the ordinary course of business consistent with past practice) of any asset or property or mortgage, pledge, or imposition of any Encumbrance (other than Permitted Encumbrances) on any material property or asset;

(h) cancellation, compromise or waiver of any claims or rights with a value to the Company or any Subsidiary in excess of $10,000;

(i) material change in the method of accounting of the accounting principles or practices used by the Company in the preparation of the Financial Statements or the Interim Financial Statements, except as required by GAAP;

(j) amendment or other modification of its respective Organizational Documents;

(k) loss of services of any material Company employee or consultant or any loss of a material client;

(l) loan or advance to any Person other than travel and other similar routine advances to employees in the ordinary course of business consistent with past practice; or

(m) agreement or commitment, whether oral or written, by the Company to do any of the foregoing.

4.16	CONTRACTS; NO DEFAULTS

(a) Section 4.16(a) of the Company Disclosure Schedule contains a complete and accurate list, and the Company has delivered or made available to Ocean true, correct and complete copies, of:

(i) each Contract that involves performance of services or delivery of goods or materials by the Company of an amount or value in excess of $25,000;

(ii) each Contract that involves performance of services or delivery of goods or materials to the Company of an amount or value in excess of $25,000;

(iii) each lease, license and other Contract affecting any leasehold or other interest in, any real or personal property;

(iv) each licensing Contract with respect to Company Patents, Company Marks, Company Copyrights, Company trade secrets or other Company Intellectual Property Assets, including Contracts with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any Intellectual Property Assets;

(v) each collective bargaining Contract to or with any labor union or other employee representative of a group of employees;

(vi) each joint venture, partnership and other Contract involving a sharing of profits, losses, costs or liabilities by the Company with any other Person or requiring the Company to make a capital contribution;

(vii) each Contract containing covenants that in any way purport to restrict the business activity of the Company or limit the freedom of the Company to engage in any line of business or to compete with any Person or hire any Person;

(viii) each employment Contract providing for compensation, severance or a fixed term of employment in respect of services performed by any employees of the Company and each consulting Contract with an independent contractor;

(ix) each stock option, purchase or benefit plan for employees;

(x) each power of attorney that is currently effective and outstanding;

(xi) each Contract for capital expenditures in excess of $25,000;

(xii) each Contract with an officer or director of the Company or with any Affiliate of any of the foregoing;

(xiii) each Contract under which any money has been or may be borrowed or loaned or any note, bond, factoring agreement, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of the Company ), and each guaranty (including “take-or-pay” and “keepwell” agreements) of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

(xiv) each Contract containing restrictions with respect to the payment of dividends or other distributions in respect of the Company’s capital stock;

(xv) each other Contract having an indefinite term or a fixed term of more than one (1) year (other than those that are terminable at will or upon not more than thirty (30) days’ notice by the Company without penalty) or requiring payments by the Company of more than $25,000 per year; and

(xvi) each standard form of Contract pursuant to which the Company provides services to clients.

(b) Except as set forth in Section 4.16(b) of the Company Disclosure Schedule, each Contract identified or required to be identified in Section 4.16(a) of the Company Disclosure Schedule is in full force and effect and is valid and enforceable against the Company and, to the knowledge of the Company, against the other parties thereto in accordance with its terms.

(c) Except as set forth in Section 4.16(c) of the Company Disclosure Schedule:

(i) the Company is in full compliance with all applicable terms and requirements of each Contract under which the Company has any obligation or liability or by which the Company or any of the properties or assets owned, held or used by the Company is bound, except for such noncompliance that would not reasonably be likely to result in a Material Adverse Effect;

(ii) to the knowledge of the Company, each other Person that has or had any obligation or liability under any Contract under which the Company has any rights is in compliance in all material respects with all applicable terms and requirements of such Contract; and

(iii) no event has occurred or, to the knowledge of the Company, circumstance exists that (with or without notice or lapse of time or both) may result in a violation or breach of any Contract, which violation or breach would be reasonably likely to result in a Material Adverse Effect.

4.17	INSURANCE

Section 4.17 of the Company Disclosure Schedule sets forth the premium payments and describes all the insurance policies of the Company, which policies are now in full force and effect in accordance with their terms and expire on the dates shown on Section 4.17 of the Company Disclosure Schedule. Such insurance policies comply in all respects with the requirements of any leases to which the Company is a party, including, real property leases. There has been no default in the payment of premiums on any of such policies, and, to the knowledge of the Company, there is no ground for cancellation or avoidance of any such policies, or any increase in the premiums thereof, or for reduction of the coverage provided thereby. Such policies insure the Company in amounts and against losses and risks customary and sufficient for businesses similar to that of the Company, and, to the knowledge of the Company, such policies shall continue in full force and effect until the expiration dates shown in Section 4.17 of the Company Disclosure Schedule. Except as disclosed in Section 4.17 of the Company Disclosure Schedule, there are no pending claims for amounts greater than $10,000 with respect to the Company or its properties or assets under any such insurance policy. True, correct and complete copies of all insurance policies listed in Section 4.17 have been previously furnished to Ocean.

4.18	ENVIRONMENTAL MATTERS

The Company has at all times operated its businesses in material compliance with all Environmental Laws and all permits, licenses and registrations required under applicable Environmental Laws (“ENVIRONMENTAL PERMITS”) and, to the Company’s knowledge, no material expenditures are or will be required by the Company in order to comply with such Environmental Laws. The Company has not received any written communication from any Governmental Authority or other Person that alleges that the Company has violated or is, or may be, liable under any Environmental Law. There are no material Environmental Claims pending or, to the knowledge of the Company, threatened (a) against the Company, or (b) against any Person whose liability for any Environmental Claim the Company has retained or assumed, either contractually or by operation of law. Neither the Company has contractually retained or assumed any liabilities or obligations that could reasonably be expected to provide the basis for any material Environmental Claim.

“ENVIRONMENTAL LAWS” means-all applicable statutes, rules, regulations, ordinances, orders, decrees, judgments, permits, licenses, consents, approvals, authorizations, and governmental requirements or directives or other obligations lawfully imposed by governmental authority under federal, state or local law pertaining to the protection of the environment, protection of public health, protection of worker health and safety, the treatment, emission and/or discharge of gaseous, particulate and/or effluent pollutants, and/or the handling of hazardous materials including without limitation, the Clean Air Act, 42 U.S.C. ss. 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), 42 U.S.C. ss. 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss. 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq. (“RCRA”), and the Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq. “ENVIRONMENTAL CLAIMS” means any and all, actions, orders, decrees, suits, demands, directives, claims, liens, investigations, proceedings or notices of violation by any Governmental Authority or other Person alleging potential responsibility or liability arising out of, based on or related to (a) the presence, release or threatened release of, or exposure to, any Hazardous Materials (as defined under applicable Environmental Laws) or (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law.

4.19	EMPLOYEES

(a) Section 4.19 of the Company Disclosure Schedule contains a complete and accurate list of the following information for each employee of the Company: name; job title; current compensation; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any employee benefit plan of any nature.

(b) No employee or director of the Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition or proprietary rights agreement, between such employee or director and any other Person that in any way adversely affects or will affect (i) the performance of his or her duties as an employee or officer of the Company, or (ii) the ability of the Company to conduct its business. To the knowledge of the Company, no officer or other Ocean employee of the Company intends to terminate his or her employment with the Company.

4.20	LABOR RELATIONS

Except as set forth in Section 4.20 of the Company Disclosure Schedule:

(a) The Company has satisfactory relationships with its employees.

(b) No condition or state of facts or circumstances exists which could materially adversely affect the Company’s relations with its employees, including, to the best of the Company’s knowledge, the consummation of the transactions contemplated by this Agreement.

(c) The Company is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and none of them is engaged in any unfair labor practice.

(d) No collective bargaining agreement with respect to the business of the Company is currently in effect or being negotiated. The Company has not encountered any labor union or collective bargaining organizing activity with respect to its employees. Neither the Company has any obligation to negotiate any such collective bargaining agreement, and, to the knowledge of the Company, there is no indication that the employees of the Company desire to be covered by a collective bargaining agreement.

(e) There are no strikes, slowdowns, work stoppages or other labor trouble pending or, to the knowledge of the Company, threatened with respect to the employees of the Company , nor has any or the above occurred or, to the knowledge of the Company, been threatened.

(f) There is no representation claim or petition pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of the Company, no question concerning representation has been raised or threatened respecting the employees of the Company .

(g) There are no complaints or charges against the Company pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of the Company, no complaints or charges have been filed or threatened to be filed against the Company with any such board or agency.

(h) To the knowledge of the Company, no charges with respect to or relating to the business of the Company are pending before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices.

(i) Section 4.20 of the Company Disclosure Schedule accurately sets forth all unpaid severance which, as of the date hereof, is due or claimed, in writing, to be due from the Company to any Person whose employment with the Company was terminated.

(j) The Company has not received notice of the intent of any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation of the Company and no such investigation is in progress.

(k) Neither the Company, or to the knowledge of the Company, any employee of the Company, is in violation of any term of any employment agreement, non-disclosure agreement, non-compete agreement or any other Contract regarding an employee’s employment with the Company.

(l) The Company has paid all wages which are due and payable to each employee and has paid or accrued as a liability all amounts due to each independent contractor.

4.21	INTELLECTUAL PROPERTY

(a) INTELLECTUAL PROPERTY ASSETS—The term “COMPANY INTELLECTUAL PROPERTY ASSETS” includes: (i) the name “Info By phone”, all fictional business names, trade names, registered and unregistered trademarks, service marks and applications (collectively, “COMPANY MARKS”); (ii) all patents, patent applications and inventions and discoveries that may be patentable (collectively, “COMPANY PATENTS”); (iii) all copyrights in both published works and unpublished works, including software, training manuals and videos (collectively, “COMPANY COPYRIGHTS”); and (iv) all know-how, trade secrets, confidential information, client lists, software, technical information, data, plans, drawings and blue prints (collectively, “COMPANY TRADE SECRETS”) owned, used or licensed by the Company as licensee or licensor.

(b) AGREEMENTS—Section 4.21(b) of the Company Disclosure Schedule contains a true, correct and complete list and summary description, including any royalties paid or received by the Company, of all Contracts relating to the Intellectual Property Assets to which the Company are a party or by which the Company is bound.

(c) KNOW-HOW NECESSARY FOR THE BUSINESS—The Company Intellectual Property Assets are all those used in, or related to, the operation of the business of the Company as it is currently conducted and proposed to be conducted. The Company is the owner or exclusive licensee of all right, title and interest in and to the Company Intellectual Property Assets, free and clear of all Encumbrances and have the right to use without payment to a third party all of the Intellectual Property Assets. The Company is the owner of all right, title and interest in and to any (i) business application software and (ii) proprietary management information systems used in, or related to, the operation of the business of the Company as it is currently conducted and proposed to be conducted, free and clear of all Encumbrances, and have a right to use such software and systems without payment to a third party.

(d) COMPANY PATENTS—(i) 4.21(d) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Patents, (ii) the Company is the owner or exclusive licensee of all right, title and interest in and to the Company Patents, free and clear of all Encumbrances; (iii) all Company Patents that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements and are valid and enforceable; (iv) to the Company’s knowledge no Company Patent is infringed or, to the knowledge of the Company, has been challenged or threatened in any way, to the Company’s knowledge. None of the Company Patents used by the Company infringes or is alleged to infringe any trade name, trademark or service mark of any Person.

(e) COMPANY MARKS—(i) Section 4.21(e) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Marks; (ii) the Company is the owner of all right, title and interest in and to the Company Marks, free and clear of all Encumbrances; (iii) all Company Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements and are valid and enforceable; (iv) no Company Mark is infringed or, to the knowledge of the Company, has been challenged or threatened in any way. None of the Company Marks used by the Company infringes or is alleged to infringe any trade name, trademark or service mark of any Person.

(f) COMPANY COPYRIGHTS—(i) Section 4.21(f) of the Company Disclosure Schedule contains a true, correct and complete list of all Company Copyrights; (ii) the Company is the owner of all right, title and interest in and to the Company Copyrights, free and clear of all Encumbrances; (iii) all the Company Copyrights have been registered and are currently in compliance with formal legal requirements, and are valid and enforceable; (iv) no Company Copyright is infringed or, to the knowledge of the Company, has been challenged or threatened in any way; (v) none of the subject matter of any of the Company Copyrights infringes or is alleged to infringe any copyright of any Person or is a derivative work based on the work of a third Person; and (vi) all works encompassed by the Company Copyrights have been marked with the proper copyright notice.

(g) COMPANY TRADE SECRETS—(i) The Company has taken all reasonable precautions to protect the secrecy, confidentiality and value of the Company Trade Secrets; and (ii) the Company has good title and an absolute right to use the Company Trade Secrets. The Company Trade Secrets, to the knowledge of the Company, have not been used, divulged or appropriated either for the benefit of any Person (other than the Company) or to the detriment of the Company. No Company Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

4.22	ABSENCE OF CERTAIN PAYMENTS

Neither the Company nor any director, officer, agent or employee of the Company or, to the knowledge of the Company, any other Person associated with or acting for or on behalf of the Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

4.23	RELATIONSHIPS WITH RELATED PERSONS

Except as set forth in Section 4.23 of the Company Disclosure Schedule, no officer, director or employee of the Company, nor any spouse or child of any of them or any Affiliate of, or any Person associated with, any of them (“RELATED PERSON”), has any interest in any property or asset used in or pertaining to the business of the Company that would be required to be disclosed under Item 404 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. Except as set forth in Section 4.23 of the Company Disclosure Schedule, no Related Person has owned or presently owns an equity interest or any other financial or profit interest in a Person that has (i) had business dealings with the Company, or (ii) engaged in competition with the Company that would be required to be disclosed under Item 404 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. Except as set forth in Section 4.23 of the Company Disclosure Schedule, no Related Person is a party to any Contract with, or has any claim or right against, the Company, except for employment agreements listed in Section 4.16 of the Company Disclosure Schedule.

4.24	BROKERS OR FINDERS

Except for VCP, there are no brokers or finders and as such VCP shall be issued 500,000 shares on Closing from the Surviving Company and such shares shall have piggyback registration rights. During the period beginning on the Closing Date and ending on the date that is six (6) months from the Closing Date, the Surviving Corporation shall be permitted to issue up to One Million Five Hundred Thousand (1,500,000) Common Shares of Ocean West Common Stock to consultants provided such shares are not registered under a Form S-8 and are restricted from public sale for a period of no less than six (6) months. From the period beginning six (6) months after the Closing Date and ending on the date that is one (1) year after the Closing Date, the Surviving Corporation shall be permitted to issue an additional Five Hundred Thousand (500,000) Common Shares of Ocean West Common Stock. Beginning on the date that is one (1) year after the Closing Date, the Surviving Corporation shall be permitted issue Common Shares of Ocean West Common Stock as the board of directors of the Company deems appropriate. Notwithstanding the above, the management, officers and directors of the Company hereby represent under penalty of perjury that there are no other agreements in writing or otherwise that promise the issuance of any shares to any individual, corporation or other entity in the future or which has not been disclosed herein.

4.25	DEPOSIT ACCOUNTS

Section 4.25 of the Company Disclosure Schedule contains a true, correct and complete list of (a) the name of each financial institution in which the Company has an account or safe deposit box, (b) the names in which each account or box is held, (c) the type of account, and (d) the name of each Person authorized to draw on or have access to each account or box. No Person holds any power of attorney from the Company or any Subsidiary, except as listed in Section 4.25 of the Company Disclosure Schedule.

4.26	CONDUCT OF BUSINESS

The business carried on by the Company has been conducted by the Company directly and not through any Affiliate or associate of any stockholder, officer, director or employee of the Company or through any other Person.

4.27	RESTRICTIONS ON BUSINESS ACTIVITIES

Except as set forth in section 4.27 of the Company Disclosure Schedule there is no Contract or Governmental Order binding upon the Company or, to the knowledge of the Company, threatened that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or the Company (either individually or in the aggregate), any acquisition of property by the Company or the Company (either individually or in the aggregate), providing of any service by the Company of the Company or the hiring of employees or the conduct of business by the Company of the Company (either individually or in the aggregate) as currently conducted or proposed to be conducted.

4.28	OUTSTANDING INDEBTEDNESS

Section 4.28 of the Company Disclosure Schedule sets forth as of a date no earlier than three (3) days prior to the date hereof and will be amended two days prior to Closing to reflect at such date (a) the amount of all indebtedness of the Company then outstanding and the interest rate applicable thereto, (b) any Encumbrances which relate to such indebtedness, and (c) the name of the lender or the other payee of each such indebtedness.

4.29	VOTING REQUIREMENTS

The affirmative vote or consent of a majority of the outstanding shares of Company Common Stock is the only vote or consent of the holders of any class or series of equity securities of the Company necessary to adopt this Agreement and approve the share exchange and the other transactions contemplated by this Agreement.

4.30	DISCLOSURE

No representation or warranty by the Company in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement, and no statement in the Company Disclosure Schedule, contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

5.	REPRESENTATIONS AND WARRANTIES OF OCEAN

Ocean hereby represents and warrants to Company as follows:

5.1	ORGANIZATION AND GOOD STANDING

(a) Ocean is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Ocean has full corporate power and authority to own its properties and to carry on its business as it is now being conducted. Ocean is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. True, correct and complete copies of the certificate of incorporation and by-laws of Ocean and all amendments thereto have been delivered to the Company. The corporate minutes and corporate records of Ocean that have been made available to the Company and are true, correct and complete in all material respects.

(b) Section 5.1 of the Ocean Disclosure Schedule sets forth a true, correct and complete list of each Subsidiary of Ocean. Each Subsidiary is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction or incorporation or organization indicated in Section 5.1 of the Disclosure Schedule. Each such Subsidiary has full corporate or other power and authority to own its properties and to carry on its business as it is now being conducted. Each Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. All such subsidiaries will be spun off or terminated prior to the Closing. True, correct and complete copies of the certificate of incorporation and by-laws (or other Organizational Documents) of each such Subsidiary and all amendments thereto have been delivered to the Company.

5.2	AUTHORITY; NO CONFLICT

(a) Ocean has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the Exchange and to perform its obligations under this Agreement.

(b) Neither the execution, delivery or performance of this Agreement by Ocean nor the consummation by Ocean of the Exchange or any of the other transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both):

(i) contravene, conflict with or result in a violation or breach of (A) any provision of the Organizational Documents of Ocean, (B) any resolution adopted by the Board of Directors, or any committee thereof, or the stockholders of Ocean, (C) any legal requirement or any Governmental Order to which Ocean or any of the properties or assets owned or used by Ocean may be subject, or (D) any authorization, license or permit of any Governmental Authority, including any private investigatory license or other similar license, which is held by Ocean or that otherwise relates to the business of, or any of the assets owned or used by, Ocean ;

(ii) result in a violation or breach of or constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit or require the consent or approval of or any notice to or filing with any third party under any Contract to which the Company is a party or to which they or their respective properties or assets may be bound, or require the consent or approval of or any notice to or filing with any Governmental Authority to which either the Company or their respective properties or assets may be subject; or

(iii) result in the imposition or creation of any Encumbrance (other than Permitted Encumbrances) upon or with respect to any of the properties or assets owned or used by the Company ;

except, with respect to clauses (i) (C) or (D), (ii) or (iii) of this Section 5.2, where any such contravention, conflict, violation, breach, default, termination right, cancellation or acceleration right or Encumbrance would not have a Material Adverse Effect or would not adversely affect the ability of the Company to consummate the Exchange or the other transactions contemplated by this Agreement.

5.3	CAPITALIZATION

The authorized equity securities of Ocean shall consist solely of 30,000,000 shares of common stock, par value $0.01 per share, of which 5,586,104 shares shall be issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which 0 shares are issued and outstanding. There are no outstanding warrants for the purchase of shares of common stock of Ocean. All of the outstanding equity securities of Ocean have been duly authorized and validly issued and are fully paid and non-assessable. The authorized, issued and outstanding shares of each class of capital stock or other ownership or equity interests of each Subsidiary of Ocean are accurately and completely set forth in Section 5.3(a) of the Ocean Disclosure Schedule. All of the outstanding shares of capital stock or other ownership or equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and owned beneficially and of record by Ocean free and clear of any and all Encumbrances. No options to purchase shares of Ocean have been granted. There are no voting trusts or other agreements or understandings to which the Ocean is a party with respect to the transfer, voting, issuance, purchase, redemption, repurchase or registration of the capital stock of Ocean. There are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of Ocean, and there are not outstanding any convertible securities of Ocean. Ocean does not own or has any Contract to acquire, any equity securities or other securities of any Person (other than a Subsidiary) or any, direct or indirect, equity or ownership interest in any other business. No Person has any pre-emptive rights with respect to any security of Ocean.

5.3A	FINANCIAL STATEMENTS

Ocean has made available to Company public filings of Ocean which are true, complete and correct. Not later than two days prior to the Closing, by reason of the spin-off or other divesture of the assets of its sole Subsidiary, Ocean West Enterprises, Ocean shall provide un-audited consolidated balance sheets of the Ocean dated as of March 31, 2005, which shall reflect net tangible assets of $0.

Ocean represents and warrants that these financial statements (i) shall have been prepared from the books and records of Ocean in accordance with GAAP, (ii) fully reflect all liabilities and contingent liabilities of Ocean required to be reflected therein on such basis as at the date(s) thereof, (iii) fairly present in all material respects the consolidated financial position of Ocean as of the date(s) of the balance sheets included in the financial statements and the consolidated results of its operations and cash flows for the periods indicated and (iv) no adverse change in the financial position of Ocean as reflected in the financial statements that could result in any Material Adverse Effect shall have occurred prior to the Effective Date and, as of the Effective Date, Ocean has no knowledge of any future or threatened event which could have a Material Adverse Effect on the financial position of Ocean as reflected in the financial statements. At the Closing, Ocean’s Director and CFO shall execute and deliver to the other parties hereto a certificate attesting to the foregoing.

5.4	SEC DOCUMENTS; FINANCIAL STATEMENTS

Ocean has filed or furnished (i) all reports, schedules, forms, statements, prospectuses and other documents required to be filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by Ocean since September 30, 2004 except as set forth in Section 5.4 of the Ocean Disclosure Schedule (all such documents, as amended or supplemented, are referred to collectively as, the “Ocean SEC Documents”) and (ii) all certifications and statements required by (x) Rule 13a-14 or 15d-14 under the Exchange Act, or (y) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any applicable Ocean SEC Document (collectively, the “SOX Certifications”). Ocean has made available to the Company all SOX Certifications and comment letters received by Ocean from the staff of the SEC since July 1, 2002 and all responses to such comment letters by or on behalf of the Company. None of Ocean’s Subsidiaries currently is, and no such Subsidiary has been, required to file or otherwise furnish any reports, schedules, forms, statements, prospectuses or other documents with or to the SEC. Since September 30, 2004, Ocean has complied in all respects with its SEC filing obligations under the Exchange Act and the Securities Act, except as set forth in Section 5.4 of the Ocean Disclosure Schedule. Each of the audited financial statements and related schedules and notes thereto and unaudited interim financial statements of Ocean (collectively, the “Ocean Financial Statements”) contained in the Ocean SEC Documents (or incorporated therein by reference) were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except in the case of interim unaudited financial statements) except as noted therein, and fairly present in all respects the consolidated financial position of Ocean and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders’ equity for the periods then ended, subject (in the case of interim unaudited financial statements) to normal year-end audit adjustments (the effect of which will not, individually or in the aggregate, be adverse) and, such financial statements complied as to form as of their respective dates in all respects with applicable rules and regulations of the SEC. The financial statements referred to herein reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person not already included in such financial statements are required by GAAP to be included in the consolidated financial statements of Ocean. As of their respective dates, each Ocean SEC Document was prepared in accordance with and complied with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder, and the Ocean SEC Documents (including all financial statements included therein and all exhibits and schedules thereto and all documents incorporated by reference therein) did not, as of the date of effectiveness in the case of a registration statement, the date of mailing in the case of a proxy or information statement and the date of filing in the case of other Ocean SEC Documents, contain any untrue statement of a fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither Ocean nor, to Ocean’s knowledge, any of its officers has received notice from the SEC or any other Governmental Entity questioning or challenging the accuracy, completeness, content, form or manner of filing or furnishing of the SOX Certifications.

5.5	NO UNDISCLOSED LIABILITIES

Except as set forth in Section 5.5 of the Ocean Disclosure Schedule, Ocean has no material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements and the Interim Financial Statements and current liabilities incurred in the ordinary course of business since the date of the Interim Financial Statements, which current liabilities are consistent with the representations and warranties contained in this Agreement and will not, individually or in the aggregate, have a Material Adverse Effect.

5.6	TAXES

Ocean has properly and timely filed all federal, state and local Tax returns and has paid all Taxes, assessments and penalties due and payable. All such Tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns, except as set forth in Section 5.6 of the Ocean Disclosure Schedule. The provisions made for Taxes on the balance sheets of Ocean included in the Ocean Financial Statements and the Ocean Interim Financial Statements are sufficient in all respects for the payment of all Taxes whether disputed or not that are due or are hereafter found to have been due with respect to the conduct of the business of Ocean and its Subsidiaries up to and through the date of the Closing, as well as any Taxes due as a result of any spin-off or other divesture of the stock of any Subsidiary or the sale of any assets of Ocean or any Subsidiary by Ocean prior to the Closing as contemplated in this Agreement or otherwise. There are no present, pending, or threatened audit, investigations, assessments or disputes as to Taxes of any nature payable by Ocean or any Subsidiary, nor any Tax liens whether existing or inchoate on any of the assets of Ocean or any Subsidiary, except for current year Taxes not presently due and payable. The federal income Tax returns of Ocean have never been audited. No IRS or foreign, state, county or local Tax audit is currently in progress. Neither Ocean nor any Subsidiary has waived the expiration of the statute of limitations with respect to any Taxes. There are no outstanding requests by Ocean or any Subsidiary for any extension of time within which to file any Tax return or to pay Taxes shown to be due on any Tax return. Other than with respect to the Company, neither Ocean nor any Subsidiary is liable for Taxes of any other Person (including each other) or is currently under any contractual obligation to indemnify any Person with respect to Taxes or is a party to any Tax sharing agreement or any other agreement providing for payments by Ocean or any Subsidiary with respect to Taxes. Ocean represents that to the extent tax-loss carry-forwards have been accrued on account of the operation of Ocean’s Subsidiaries, such carry-forward amounts will be retained on the books of such Subsidiaries. Ocean has complied in all material respects with all applicable laws relating to the payment, collection or withholding of any Tax, and the remittance thereof, including, but not limited to, Sections 1441, 1442, 1445 and 3402 of the Code

5.7	ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE

(a) All accounts receivable of Ocean that are reflected on the Ocean Financial Statements, the Ocean Interim Financial Statements or on the accounts receivable ledgers of Ocean (collectively, the “OCEAN ACCOUNTS RECEIVABLE”) represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. All of the Ocean Accounts Receivable are or will be current and collectible at the full recorded amount thereof, less any applicable reserves established in accordance with GAAP, in the ordinary course of business without resort to litigation, except for such Accounts Receivable, the failure of which to collect would not have a Material Adverse Effect.

(b) All accounts payable of Ocean that are reflected on the Ocean Financial Statements, the Ocean Interim Financial Statements or on the accounts payable ledgers of Ocean arose in the ordinary course of business. All material items which are required by GAAP to be reflected as payables on the Ocean Financial Statements and on the Ocean Interim Financial Statements and in the books and records of Ocean are so reflected and have been recorded in accordance with GAAP in a manner consistent with past practice. There has been no adverse change since the date of the Ocean Interim Financial Statements in the amount or delinquency of accounts payable of Ocean (either individually or in the aggregate) which would have a Material Adverse Effect.

5.8	NO MATERIAL ADVERSE CHANGE

Since the date of the Ocean Interim Financial Statements, there has not been any Material Adverse Effect in the business, operations, properties, prospects, liabilities, results of operations, assets or condition (financial or otherwise) of Ocean taken as a whole and no event has occurred or circumstance exists that may result in a Material Adverse Effect.

5.9	BOOKS AND RECORDS

Except as disclosed in Section 5.9 of the Ocean Disclosure Schedule, the books of account and other records of Ocean are true, correct and complete. Except as disclosed in Section 5.9 of the Ocean Disclosure Schedule, the minute books of Ocean Company contain true, correct and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of Ocean . The stock books of the Company are true, correct and complete.

5.10	TITLE TO PROPERTIES; ENCUMBRANCES

Section 5.10 of the Disclosure Schedule contains a complete and accurate list of all real property leaseholds or other interests therein held by Ocean. Ocean owns, or has owned, any real property. Ocean has delivered or made available to Ocean true, correct and complete copies of the real property leases to which the Company is a party or pursuant to which any of them uses or occupies any real property. Section 5.10 of the Ocean Disclosure Schedule also contains a complete and accurate list of all licensed vehicles owned or leased by Ocean and the fixed assets used in the business of the Company and carried on their books for tax purposes. Except as set forth in Section 5.10 of the Ocean Disclosure Schedule, Ocean has good title to, or a valid leasehold, license or other interest in, all of the real and personal properties and assets, tangible and intangible, they own or purport to own, hold or use in their respective businesses, including those reflected on their books and records and in the Financial Statements and Interim Financial Statements (except for accounts receivable collected and materials and supplies used or disposed of in the ordinary course of business consistent with past practice after the date of the Interim Financial Statements), free and clear of all Encumbrances, except Permitted Encumbrances.

5.11	CONDITION AND SUFFICIENCY OF ASSETS

The buildings, vehicles, furniture, fixtures and equipment and other personal property owned, held or used by Ocean are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, vehicles, furniture, fixtures or equipment or other personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, vehicles, furniture, fixtures and equipment or other personal property of Ocean are sufficient for the continued conduct of their respective businesses after the Closing in substantially the same manner as conducted prior to the Closing.

5.12	EMPLOYEE BENEFITS

(a) Neither Ocean nor any ERISA Affiliate maintains any Employee Benefit Plans.

(b) Neither Ocean nor any ERISA Affiliate has proposed or agreed to the creation of any new Employee Benefit Plan.

5.13	COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS

(a) To the best of Ocean’s knowledge, Ocean is in compliance with all federal, state and local laws, authorizations, licenses and permits of any Governmental Authority and all Governmental Orders affecting the business, operations, properties or assets of Ocean , including, federal, state and local: (i) Occupational Safety and Health Laws; (ii) private investigatory and other similar laws; (iii) securities laws; (iv) the Fair Credit Reporting Act and similar state and local laws; and (v) laws regarding or relating to trespass or violation of privacy rights. Neither Ocean nor its Subsidiaries have been charged with violating, nor to the knowledge of Ocean, threatened with a charge of violating, nor, to the knowledge of Ocean, is Ocean or any of its Subsidiaries under investigation with respect to a possible violation of, any provision of any federal, state or local law relating to any of their respective businesses, operations, properties or assets.

(b) Section 5.13 of the Ocean Disclosure Schedule contains a complete and accurate list of each governmental authorization, license or permit that is held by Ocean or that otherwise relates to the business of, or to any of the properties or assets owned or used by, Ocean or any of its Subsidiaries. Each governmental authorization, license or permit listed in Section 5.13 of the Ocean Disclosure Schedule is valid and in full force and effect.

5.14	LEGAL PROCEEDINGS AGAINST OCEAN

Except as set forth in Section 5.14 of the Ocean Disclosure Schedule, there is no pending claim, action, investigation, arbitration, litigation, suit or other proceeding (“PROCEEDING”):

(i) that has been commenced by or against Ocean or any of its Subsidiaries or that otherwise relates to or may affect the business of, or any of the properties or assets owned, held or used by, Ocean; or

(ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.

To the knowledge of Ocean, (A) no such Proceeding has been threatened, and (B) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. Ocean has made available to Ocean true, correct and complete copies of all pleadings, correspondence and other documents relating to each Proceeding listed in Section 5.14 of the Disclosure Schedule. The Proceedings listed in Section 5.14 of the Ocean Disclosure Schedule, if decided adversely to Ocean or any Subsidiary, individually or in the aggregate, would not have a Material Adverse Effect, except as described in Section 5.14 of the Ocean Disclosure Schedule.

5.15	ABSENCE OF CERTAIN CHANGES AND EVENTS

Except as set forth in Section 5.15 of the Ocean Disclosure Schedule, since March 31, 2005, Ocean has conducted its business only in the ordinary course of business consistent with past practice. Without limiting the generality of the immediately preceding sentence, since March 31, 2005, there has not been any of the following on the part of Ocean:

(a) declaration or payment of any dividend or other distribution or redemption or repurchase or other acquisition, directly or indirectly, in respect of shares of capital stock or Convertible Securities;

(b) issuance or sale or authorization for issuance or sale, or grant of any options or other agreements with respect to, any shares of its capital stock or Convertible Securities, or any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

(c) payment or increase of any bonuses, salaries or other compensation to any stockholder, director, officer, consultant or employee except for increases in bonus compensation to employees in the ordinary course of business or entry into any employment, severance or similar Contract with any director, officer or employee;

(d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, severance, savings, insurance, pension, retirement or other employee benefit plan for or with any employees;

(e) damage to or destruction or loss of any property or asset, whether or not covered by insurance, which may have a Material Adverse Effect;

(f) entry into, termination of, or receipt of notice of termination of, any Contract or transaction involving a total remaining commitment by or to Ocean of at least $25,000, including the entry into (i) any document evidencing any indebtedness; (ii) any capital or other lease; or (iii) any guaranty (including “take-or-pay” or “keepwell” agreements);

(g) sale, lease or other disposition (other than in the ordinary course of business consistent with past practice) of any asset or property or mortgage, pledge, or imposition of any Encumbrance (other than Permitted Encumbrances) on any material property or asset;

(h) cancellation, compromise or waiver of any claims or rights with a value to Ocean or any Subsidiary in excess of $10,000;

(i) material change in the method of accounting of the accounting principles or practices used by Ocean in the preparation of the Financial Statements or the Interim Financial Statements, except as required by GAAP;

(j) amendment or other modification of its respective Organizational Documents;

(k) loss of services of any Ocean employee or consultant or any loss of a material client;

(l) loan or advance to any Person other than travel and other similar routine advances to employees in the ordinary course of business consistent with past practice; or

(m) agreement or commitment, whether oral or written, by Ocean to do any of the foregoing.

5.16	CONTRACTS OF OCEAN; NO DEFAULTS

(a) Section 5.16(a) of the Ocean Disclosure Schedule contains a complete and accurate list, and Ocean has delivered to the Company true, correct and complete copies, of:

(i) each Contract that involves performance of services or delivery of goods or materials by Ocean or any Subsidiary of Ocean of an amount or value in excess of $10,000;

(ii) each Contract that involves performance of services or delivery of goods or materials to Ocean of an amount or value in excess of $10,000;

(iii) each lease, license and other Contract affecting any leasehold or other interest in, any real or personal property;

(iv) each licensing Contract with respect to Ocean Patents, Ocean Trade Marks, Ocean Copyrights, Ocean trade secrets or other Ocean Intellectual Property Assets, including Contracts with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any Intellectual Property Assets;

(v) each collective bargaining Contract to or with any labor union or other employee representative of a group of employees;

(vi) each joint venture, partnership and other Contract involving a sharing of profits, losses, costs or liabilities by Ocean with any other Person or requiring Ocean to make a capital contribution;

(vii) each Contract containing covenants that in any way purport to restrict the business activity of Ocean or limit the freedom of Ocean to engage in any line of business or to compete with any Person or hire any Person;

(viii) each employment Contract providing for compensation, severance or a fixed term of employment in respect of services performed by any employees of Ocean and each consulting Contract with an independent contractor;

(ix) each stock option, purchase or benefit plan for employees;

(x) each power of attorney that is currently effective and outstanding;

(xi) each Contract for capital expenditures in excess of $10,000;

(xii) each Contract with an officer or director of Ocean or with any Affiliate of any of the foregoing;

(xiii) each Contract under which any money has been or may be borrowed or loaned or any note, bond, factoring agreement, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of Ocean ), and each guaranty (including “take-or-pay” and “keepwell” agreements) of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

(xiv) each Contract containing restrictions with respect to the payment of dividends or other distributions in respect of Ocean’s capital stock;

(xv) each Contract containing a change of control provision;

(xvi) each other Contract having an indefinite term or a fixed term of more than one (1) year (other than those that are terminable at will or upon not more than thirty (30) days’ notice by Ocean without penalty) or requiring payments by Ocean of more than $10,000 per year; and

(xvii) each standard form of Contract pursuant to which Ocean provides services to clients.

(b) Except as set forth in Section 5.16(b) of the Ocean Disclosure Schedule, each Contract identified or required to be identified in Section 5.16(a) of the Ocean Disclosure Schedule is in full force and effect and is valid and enforceable against Ocean and, to the knowledge of Ocean, against the other parties thereto in accordance with its terms.

(c) Except as set forth in Section 5.16(c) of the Disclosure Schedule:

(i) Ocean is in full compliance with all applicable terms and requirements of each Contract under which Ocean has any obligation or liability or by which Ocean or any of the properties or assets owned, held or used by Ocean is bound, except for such noncompliance that would not have a Material Adverse Effect;

(ii) to the knowledge of Ocean, each other Person that has or had any obligation or liability under any Contract under which Ocean has any rights is in compliance in all material respects with all applicable terms and requirements of such Contract; and

(iii) no event has occurred or, to the knowledge of Ocean, circumstance exists that (with or without notice or lapse of time or both) may result in a violation or breach of any Contract, which violation or breach would have a Material Adverse Effect.

5.17	INSURANCE

Section 5.17 of the Ocean Disclosure Schedule sets forth the premium payments and describes all the insurance policies of Ocean, which policies are now in full force and effect in accordance with their terms and expire on the dates shown on Section 5.17 of the Ocean Disclosure Schedule. Such insurance policies comply in all respects with the requirements of any leases to which Ocean is a party, including, real property leases. There has been no default in the payment of premiums on any of such policies, and, to the knowledge of Ocean, there is no ground for cancellation or avoidance of any such policies, or any increase in the premiums thereof, or for reduction of the coverage provided thereby. Such policies insure Ocean in amounts and against losses and risks customary and sufficient for businesses similar to that of Ocean, and, to the knowledge of the Company, such policies shall continue in full force and effect until the expiration dates shown in Section 5.17 of the Ocean Disclosure Schedule. There are no pending claims with respect to Ocean or its properties or assets under any such insurance policy. True, correct and complete copies of all insurance policies listed in Section 5.17 have been previously furnished to Ocean.

5.18	ENVIRONMENTAL MATTERS

Ocean has at all times operated its businesses in material compliance with all Environmental Laws and all permits, licenses and registrations required under applicable Environmental Laws (“ENVIRONMENTAL PERMITS”) and, to Ocean’s knowledge, no material expenditures are or will be required by Ocean in order to comply with such Environmental Laws. Ocean has not received any written communication from any Governmental Authority or other Person that alleges that Ocean has violated or is, or may be, liable under any Environmental Law. There are no material Environmental Claims pending or, to the knowledge of Ocean, threatened (a) against Ocean, or (b) against any Person whose liability for any Environmental Claim Ocean has retained or assumed, either contractually or by operation of law. Neither Ocean nor any of its Subsidiaries has contractually retained or assumed any liabilities or obligations that could reasonably be expected to provide the basis for any material Environmental Claim.

5.19	EMPLOYEES

(a) Section 5.19 of the Ocean Disclosure Schedule contains a complete and accurate list of the following information for each employee of Ocean: name; job title; current compensation; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any employee benefit plan of any nature.

(b) No employee or director of Ocean is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, non-competition or proprietary rights agreement, between such employee or director and any other Person that in any way adversely affects or will affect (i) the performance of his or her duties as an employee or officer of the Company, or (ii) the ability of the Company to conduct its business. To the knowledge of Ocean, no officer or other Ocean employee of Ocean intends to terminate his or her employment with Ocean.

5.20	LABOR RELATIONS

Except as set forth in Section 5.20 of the Ocean Disclosure Schedule:

(a) Ocean has satisfactory relationships with their respective employees.

(b) No condition or state of facts or circumstances exists which could materially adversely affect Ocean’s relations with its employees, including, to the best of the Company’s knowledge, the consummation of the transactions contemplated by this Agreement.

(c) Ocean is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and none of them is engaged in any unfair labor practice.

(d) No collective bargaining agreement with respect to the business of Ocean is currently in effect or being negotiated. Ocean has not encountered any labor union or collective bargaining organizing activity with respect to its employees. Ocean has no obligation to negotiate any such collective bargaining agreement, and, to the knowledge of Ocean, there is no indication that the employees of Ocean desire to be covered by a collective bargaining agreement.

(e) There are no strikes, slowdowns, work stoppages or other labor trouble pending or, to the knowledge of Ocean, threatened with respect to the employees of Ocean, nor has any or the above occurred or, to the knowledge of Ocean, been threatened.

(f) There is no representation claim or petition pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of Ocean, no question concerning representation has been raised or threatened respecting the employees of Ocean.

(g) There are no complaints or charges against Ocean pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of Ocean, no complaints or charges have been filed or threatened to be filed against Ocean with any such board or agency.

(h) To the knowledge of Ocean, no charges with respect to or relating to the business of Ocean or any of its Subsidiaries are pending before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices.

(i) Section 5.20 of the Disclosure Schedule accurately sets forth all unpaid severance which, as of the date hereof, is due or claimed, in writing, to be due from Ocean to any Person whose employment with Ocean was terminated.

(j) Ocean has not received notice of the intent of any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation of Ocean and no such investigation is in progress.

(k) Neither Ocean, or to the knowledge of Ocean, any employee of Ocean, is in violation of any term of any employment agreement, non-disclosure agreement, non-compete agreement or any other Contract regarding an employee’s employment with Ocean.

(l) Ocean has paid all wages which are due and payable to each employee and each independent contractor.

5.21	INTELLECTUAL PROPERTY

(a) INTELLECTUAL PROPERTY ASSETS--The term “OCEANINTELLECTUAL PROPERTY ASSETS” includes: (i) the name Ocean West Holding Corp., all fictional business names, trade names, registered and unregistered trademarks, service marks and applications (collectively, “OCEAN MARKS”); (ii) all patents, patent applications and inventions and discoveries that may be patentable (collectively, “OCEAN PATENTS”); (iii) all copyrights in both published works and unpublished works, including software, training manuals and videos (collectively, “Copyrights”); and (iv) all know-how, trade secrets, confidential information, client lists, software, technical information, data, plans, drawings and blue prints (collectively, “OCEAN TRADE SECRETS”) owned, used or licensed by Ocean as licensee or licensor.

(b) AGREEMENTS--Section 5.21(b) of the Ocean Disclosure Schedule contains a true, correct and complete list and summary description, including any royalties paid or received by Ocean, of all Contracts relating to the Ocean Intellectual Property Assets to which Ocean is a party or by which Ocean is bound.

(c) KNOW-HOW NECESSARY FOR THE BUSINESS--The Ocean Intellectual Property Assets are all those used in, or related to, the operation of the business of Ocean as it is currently conducted and proposed to be conducted. Ocean is the owner of all right, title and interest in and to the Ocean Intellectual Property Assets, free and clear of all Encumbrances and have the right to use without payment to a third party all of the Intellectual Property Assets. Ocean is the owner of all right, title and interest in and to any (i) business application software and (ii) proprietary management information systems used in, or related to, the operation of the business of Ocean as it is currently conducted and proposed to be conducted, free and clear of all Encumbrances, and have a right to use such software and systems without payment to a third party.

(d) TRADEMARKS--(i) Section 5.21(d) of the Ocean Disclosure Schedule contains a true, correct and complete list of all Ocean Trademarks; (ii) Ocean is the owner of all right, title and interest in and to the Ocean Trademarks, free and clear of all Encumbrances; (iii) all Ocean Trademarks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements and are valid and enforceable; (iv) no Ocean Trademark is infringed or, to the knowledge of the Company, has been challenged or threatened in any way. None of the Ocean Trademarks used by Ocean infringes or is alleged to infringe any trade name, trademark or service mark of any Person.

(e) COPYRIGHTS--(i) Section 5.21(e) of the Ocean Disclosure Schedule contains a true, correct and complete list of all Ocean Copyrights; (ii) Ocean is the owner of all right, title and interest in and to the Copyrights, free and clear of all Encumbrances; (iii) all the Ocean Copyrights have been registered and are currently in compliance with formal legal requirements, and are valid and enforceable; (iv) no Ocean Copyright is infringed or, to the knowledge of Ocean, has been challenged or threatened in any way; (v) none of the subject matter of any of the Ocean Copyrights infringes or is alleged to infringe any copyright of any Person or is a derivative work based on the work of a third Person; and (vi) all works encompassed by the Ocean Copyrights have been marked with the proper copyright notice.

(f) TRADE SECRETS--(i) Ocean has taken all reasonable precautions to protect the secrecy, confidentiality and value of the Ocean Trade Secrets; and (ii) Ocean has good title and an absolute right to use the Trade Secrets. The Ocean Trade Secrets, to the knowledge of Ocean, have not been used, divulged or appropriated either for the benefit of any Person (other than Ocean ) or to the detriment of Ocean. No Ocean Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

5.22	ABSENCE OF CERTAIN PAYMENTS

Neither Ocean nor any director, officer, agent or employee of Ocean or, to the knowledge of Ocean, any other Person associated with or acting for or on behalf of Ocean has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of Ocean or any Affiliate of Ocean, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of Ocean.

5.23	RELATIONSHIPS WITH RELATED PERSONS

Except as set forth in Section 5.23 of the Ocean Disclosure Schedule, no officer, director or employee of Ocean, nor any spouse or child of any of them or any Affiliate of, or any Person associated with, any of them (“RELATED PERSON”), has any interest in any property or asset used in or pertaining to the business of Ocean. Except as set forth in Section 5.23 of the Ocean Disclosure Schedule, no Related Person has owned or presently owns an equity interest or any other financial or profit interest in a Person that has (i) had business dealings with Ocean, or (ii) engaged in competition with Ocean. Except as set forth in Section 5.23 of the Ocean Disclosure Schedule, no Related Person is a party to any Contract with, or has any claim or right against, Ocean, except for employment agreements listed in Section 5.16 of the Disclosure Schedule.

5.24	BROKERS OR FINDERS

Neither Ocean nor any Subsidiary nor any of their respective directors, officers or agents on their behalf has incurred any obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or financial advisory services or other similar payment in connection with this Agreement, except as listed in Section 5.24 of the Ocean Disclosure Schedule for the consideration reflected thereon.

5.25	DEPOSIT ACCOUNTS

Section 5.25 of the Ocean Disclosure Schedule contains a true, correct and complete list of (a) the name of each financial institution in which Ocean has an account or safe deposit box, (b) the names in which each account or box is held, (c) the type of account, and (d) the name of each Person authorized to draw on or have access to each account or box. No Person holds any power of attorney from the Company or any Subsidiary, except as listed in Section 5.25 of the Ocean Disclosure Schedule.

5.26	CONDUCT OF BUSINESS; USE OF NAME

The business carried on by Ocean has been conducted by Ocean directly and not through any Affiliate or associate of any stockholder, officer, director or employee of Ocean or through any other Person. To the best of the Ocean’s knowledge, Ocean owns and has the exclusive right, title and interest in and to the name Ocean Command Corp.” and no other Person has the right to use the same, or any confusing derivative thereof, as its corporate name or otherwise in connection with the operation of any business similar or related to the business conducted by the Company.

5.27	RESTRICTIONS ON BUSINESS ACTIVITIES

There is no Contract or Governmental Order binding upon Ocean or, to the knowledge of Ocean, threatened that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Ocean or the Company (either individually or in the aggregate), any acquisition of property by Ocean or the Company (either individually or in the aggregate), providing of any service by Ocean of Ocean or the hiring of employees or the conduct of business by Ocean of Ocean(either individually or in the aggregate) as currently conducted or proposed to be conducted.

5.28	OUTSTANDING INDEBTEDNESS

Section 5.28 of the Ocean Disclosure Schedule sets forth as of a date no earlier than three (3) days prior to the date hereof (a) the amount of all indebtedness of Ocean then outstanding and the interest rate applicable thereto, (b) any Encumbrances which relate to such indebtedness, and (c) the name of the lender or the other payee of each such indebtedness.

5.29	CLIENTS AND CONTRACTORS

Section 5.29 of Ocean Disclosure Schedule contains a complete list of all the material clients of Ocean which relate to the operations or business of Ocean and not to the operations or business of Ocean’s subsidiaries. Section 5.29 of the Disclosure Schedule contains a complete list of all material contractors and subcontractors used by Ocean which relate to the operations or business of Ocean and not to the operations or business of Ocean’s subsidiaries. To the knowledge of Ocean, there are no facts or circumstances, including the consummation of the transactions contemplated by this Agreement, that are likely to result in the loss of any material client of the Company or a material change in the relationship of Ocean with such a client.

5.30	VOTING REQUIREMENTS

The affirmative vote or consent of a majority of the outstanding shares of Ocean West Common Stock is the only vote or consent of the holders of any class or series of equity securities of the Company necessary to adopt this Agreement and approve Exchange and the other transactions contemplated by this Agreement.

5.31	EMPLOYEE STOCK PURCHASE PLAN

Ocean does not have an Employee Stock Option Plan.

5.32	DISCLOSURE

No representation or warranty by Ocean in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement, and no statement in the Disclosure Schedule, contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

6.	COVENANTS OF THE COMPANY

The Company hereby covenants and agrees as follows:

6.1	NORMAL COURSE

From the date hereof until the Closing, the Company will: (a) maintain its corporate existence in good standing; (b) maintain the general character of its business; (c) use all reasonable best efforts to maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage), preserve its business organization substantially intact, keep the services of its present principal employees and preserve its present business relationships with its material suppliers and clients; (d) permit Ocean, its accountants, its legal counsel and its other representatives full access to its management, minute books and stock transfer records, other books and records, Contracts, properties and operations at all reasonable times and upon reasonable notice; and (e) in all respects conduct its business in the usual and ordinary manner consistent with past practice and perform in all material respects all Contracts with banks, clients, suppliers, employees and others.

6.2	CONDUCT OF BUSINESS

Without limiting the provisions of Section 6.1, from the date hereof until the Closing, the Company will not, without the prior written consent of Ocean, which consent shall not be unreasonably withheld:

(a) amend or otherwise modify its Organizational Documents except to create necessary classes of securities for the surviving corporation;

(b) issue or sell or authorize for issuance or sale, or grant any options or make other agreements of the type referred to in Section 4.3 with respect to, any shares of its capital stock or Convertible Securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock, Convertible Securities or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

(c) mortgage, pledge or grant any security interest in any of its assets, except security interests solely in tangible personal property granted pursuant to any purchase money agreement, conditional sales contract or capital lease under which there exists an aggregate future liability not in excess of $10,000 (which amount is not more than the purchase price for such personal property and which security interest does not extend to any other item or items of personal property);

(d) declare, set aside, make or pay any dividend or other distribution to any

(e) stockholder with respect to its capital stock;

(f) redeem, purchase or otherwise acquire, directly or indirectly, any capital stock;

(g) increase the bonus, salary or other compensation of any of its employees who hold management positions or any director or consultant except for increases in the ordinary course of business, consistent with past practice;

(h) adopt or (except as otherwise required by law) amend any employee benefit

(i) plan or severance plan or enter into any collective bargaining agreement;

(j) terminate or modify any Contract, except for terminations of Contracts upon their expiration during such period in accordance with their terms;

(k) incur or assume any indebtedness for borrowed money or guarantee any obligation or the net worth (either directly or through a “take-or-pay” or “keepwell” agreement) of any Person in an aggregate amount in excess of $10,000, except for endorsements of negotiable instruments for collection in the ordinary course of business;

(l) discharge or satisfy any Encumbrance other than those which are required to be discharged or satisfied during such period in accordance with their original terms;

(m) pay any material obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except for any current liabilities, and the current portion of any long term liabilities, shown on the Financial Statements (or not required as of the date thereof to be shown thereon in accordance with GAAP) or incurred in the ordinary course of business consistent with past practice;

(n) sell, transfer, lease to others or otherwise dispose of any of its properties or assets having a fair market value in the aggregate in excess of $10,000, except in the ordinary course of business consistent with past practice;

(o) cancel, compromise or waive any material debt or claim;

(p) make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquire any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

(q) make any capital expenditure or capital addition or betterment in amounts which exceed $10,000 in the aggregate, except as contemplated in capital budgets in effect on the date of this Agreement;

(r) change its method of accounting or the accounting principles or practices utilized in the preparation of the Financial Statements, other than as required by GAAP;

(s) institute or settle any litigation or any legal, administrative or arbitration action or proceeding before any Governmental Authority relating to it or its property;

(t) except in the ordinary course of business consistent with past practice, commit to provide services for an indefinite period or a period of more than twelve months; or

(u) make any tax election inconsistent with past practice or settle or compromise any material Tax liability, except to discharge any Tax liabilities set forth in Section 4.6 of the Disclosure Schedule.

(v) enter into any Contract that would have been required to be disclosed

(w) pursuant to Section 4.16 if it had existed on the date hereof; or

(x) enter into any commitment to do any of the foregoing.

6.3	FINANCIAL COVENANTS

As a condition to the obligations of Ocean hereunder:

The Company shall deliver to Ocean true, correct and complete copies of the following Company Financial Statements not later than two days prior to Closing:

(a) Balance sheets, statements of income, stockholders’ equity and cash flows of the Company, audited by Webb and Company, P.A. for the period ended December 31, 2004;

(b) Unaudited balance sheets, statements of income, stockholders’ equity and cash flows of the Company dated as of the most recent monthly end;

(c) Unaudited pro-forma balance sheets reflecting the Surviving Corporation immediately following the Closing of this Transaction; and

(d) Projected monthly cash flow statements of the Surviving Company for a period of twelve (12) months following the Closing.

The Company Financial Statements shall show the following:

(i) As of February 15, 2005 accounts payable not to exceed $150,000; and

(ii) Net sales not less than $7,000 for the Company’s fiscal year ended December 31, 2004.

The Company Financial Statements (i) shall have been prepared from the books and records of the Company in accordance with GAAP, (ii) fully reflect all liabilities and contingent liabilities of the Company required to be reflected therein on such basis as at the date thereof, and (iii) fairly present in all material respects the consolidated financial position of the Company as of the dates of the balance sheets included in the Company Financial Statements and the consolidated results of its operations and cash flows for the periods indicated

6.4	CERTAIN FILINGS

The Company agrees to cooperate with Ocean with respect to all filings with regulatory authorities that are required to be made by the Ocean to carry out the transactions contemplated by this Agreement, including the timely filing of the Notice and FIRPTA certificate as set forth in Section 8.8, with the IRS pursuant to Treasury Regulation section 1.897-2(h) (2) and the preparation and filing of any proxy statement, information statement or other filings with the SEC.

6.5	CONSENTS AND APPROVALS

The Company shall use its reasonable best efforts to obtain as promptly as practicable all consents, authorizations, approvals and waivers required in connection with the consummation of the transactions contemplated by this Agreement, including but not limited to the approval by its Board of Directors and its shareholders to the Exchange.

6.6	BEST EFFORTS TO SATISFY CONDITIONS

The Company shall use its reasonable best efforts to cooperate with Ocean for purposes of satisfying the conditions set forth in Sections 8 and 9 that are within its control.

6.7	NOTIFICATION OF CERTAIN MATTERS

From the date hereof until the Closing, the Company shall promptly notify Ocean of (a) the occurrence or non-occurrence of any fact or event of which the Company has knowledge which would be reasonably likely (i) to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date or (ii) to cause any covenant, condition or agreement of the Company in this Agreement not to be complied with or satisfied in any material respect and (b) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; PROVIDED, HOWEVER, that no such notification shall affect the other representations or warranties of the Company, or the right of Ocean to rely thereon, or the conditions to the obligations of Ocean. The Company shall give prompt notice to Ocean of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

6.8	NO SOLICITATION

The Company, its Affiliates and their respective officers, directors, employees, representatives and agents shall immediately terminate any discussions or negotiations with any third party concerning an Acquisition Offer. The Company and its Affiliates shall not, directly or indirectly, through any officer, director, employee, stockholder, financial advisor, attorney, representative, subsidiary or agent of such Person (i) take any action to solicit, initiate, facilitate, continue or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock or other securities (including by way of a tender offer) or similar transaction involving the Company , (except with respect to the spin off or sale thereof prior to the Closing) other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to as an “ACQUISITION OFFER”), (ii) engage in discussions or negotiations (whether such discussions or negotiations are initiated by the Company, such other Person or otherwise) concerning, or provide any non-public information to any Person relating to, any possible Acquisition offer, or (iii) agree to, enter into a letter of intent or similar document or recommend any Acquisition Offer.

7.	COVENANTS OF OCEAN

Ocean, hereby, covenants and agrees as follows:

7.1	CERTAIN FILINGS

Ocean agrees to make or cause to be made all filings with regulatory authorities that are required to be made by Ocean or its Affiliates to carry out the transactions contemplated by this Agreement, including but not limited to any proxy statement, information statement or other filings with the SEC and the Notice and FIRPTA certificate as set forth in Section 9.8 with the IRS pursuant to Treasury Regulation section 1.897-2(h)(2).

7.2	NORMAL COURSE

Except with respect to the proposed spin off of its Subsidiaries, from the date hereof until the Closing, Ocean will: (a) maintain its corporate existence in good standing; (b) maintain the general character of its business; (c) use all reasonable best efforts to maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage), preserve its business organization substantially intact, keep the services of its present principal employees and preserve its present business relationships with its material suppliers and clients; (d) permit the Company, its accountants, its legal counsel and its other representatives full access to its management, minute books and stock transfer records, other books and records, Contracts, properties and operations at all reasonable times and upon reasonable notice; and (e) in all respects conduct its business in the usual and ordinary manner consistent with past practice and perform in all material respects all Contracts with banks, clients, suppliers, employees and others.

7.3	CONDUCT OF BUSINESS

Without limiting the provisions of Section 7.2, from the date hereof until the Closing, Ocean will not, without the prior written consent of the Company, which consent shall not be unreasonably withheld:

(a) amend or otherwise modify its Organizational Documents except in accordance with the terms of this agreement;

(b) issue or sell or authorize for issuance or sale, or grant any options or make other agreements with respect to, any shares of its capital stock or Convertible Securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock, Convertible Securities or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

(c) mortgage, pledge or grant any security interest in any of its assets, except security interests solely in tangible personal property granted pursuant to any purchase money agreement, conditional sales contract or capital lease under which there exists an aggregate future liability not in excess of $10,000 (which amount is not more than the purchase price for such personal property and which security interest does not extend to any other item or items of personal property);

(d) declare, set aside, make or pay any dividend or other distribution to any stockholder with respect to its capital stock;

(e) redeem, purchase or otherwise acquire, directly or indirectly, any capital stock;

(f) increase the bonus, salary or other compensation of any of its employees who hold management positions or any director or consultant, except for increases in the ordinary course of business, consistent with past practice;

(g) adopt or (except as otherwise required by law) amend any employee benefit

(h) plan or severance plan or enter into any collective bargaining agreement;

(i) terminate or modify any Contract, except for terminations of Contracts upon their expiration during such period in accordance with their terms;

(j) incur or assume any indebtedness for borrowed money or guarantee any obligation or the net worth (either directly or through a “take-or-pay” or “keepwell” agreement) of any Person in an aggregate amount in excess of $10,000, except for endorsements of negotiable instruments for collection in the ordinary course of business;

(k) discharge or satisfy any Encumbrance other than those which are required to be discharged or satisfied during such period in accordance with their original terms;

(l) pay any material obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except for any current liabilities, and the current portion of any long term liabilities, shown on the Financial Statements (or not required as of the date thereof to be shown thereon in accordance with GAAP) or incurred in the ordinary course of business consistent with past practice;

(m) cancel, compromise or waive any material debt or claim;

(n) make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquire any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

(o) make any capital expenditure or capital addition or betterment in amounts which exceed $10,000 in the aggregate, except as contemplated in capital budgets in effect on the date of this Agreement;

(p) change its method of accounting or the accounting principles or practices utilized in the preparation of the Financial Statements, other than as required by GAAP;

(q) institute or settle any litigation or any legal, administrative or arbitration action or proceeding before any Governmental Authority relating to it or its property;

(r) except in the ordinary course of business consistent with past practice, commit to provide services for an indefinite period or a period of more than twelve months;

(s) make any tax election inconsistent with past practice or settle or compromise any material Tax liability, except to discharge any Tax liabilities set forth in Section 5.6 of the Disclosure Schedule;

(t) enter into any Contract that would have been required to be disclosed pursuant to Section 3.16 if it had existed on the date hereof; or

(u) enter into any commitment to do any of the foregoing.

7.4	PREPARATION OF THE INFORMATION STATEMENT

Within 7 days following the execution of this Agreement, Ocean shall prepare and file with the SEC an Information Statement meeting the requirements of Regulation 14c and Rule 14c-101 under the Exchange Act relating to (i) the adoption of this Agreement and the approval of the Exchange and the other transactions contemplated hereby; (ii) approval of the change of Ocean’s name to Info By Phone, Inc.

(a) Ocean shall use its best efforts to respond to all SEC comments with respect to the Information Statement and to cause the Information Statement to be mailed to Ocean’s stockholders at the earliest practicable date. Ocean shall promptly notify Company of the receipt of any SEC comments or any request from the SEC for amendments or supplements to the Information Statement and shall promptly provide the Company with copies of all correspondence between it and its representatives, on the one hand, and the SEC and its staff, on the other hand.

(b) Notwithstanding the foregoing, prior to filing or mailing the Information Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, Ocean (i) shall provide the Company with a reasonable opportunity to review and comment on such document or response, (ii) shall include in such document or response all comments reasonably proposed by Company, and (iii) shall not file or mail such document or respond to the SEC prior to receiving approval of Company, which approval shall not be unreasonably withheld or delayed.

(c) Ocean shall ensure that the Information Statement does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statement made, under the circumstances under which it is made, not misleading. If at any time prior to the Closing any event or information should be discovered by the Company that should be set forth in an amendment or a supplement to the Information Statement, the Company shall promptly inform Ocean of such discovery.

(d) Ocean shall use its reasonable best efforts to obtain the requisite approval of the stockholders of Ocean, which approval shall be in accordance with the applicable requirements of the NGCL and the Organizational Documents of the Ocean, to enable the Exchange and the other transactions contemplated hereby to be effective on the Closing Date (determined without regard to the condition to closing in the first sentence of Section 9.8) by obtaining the written consent of a majority of the stockholders of Ocean West Common Stock as promptly as practicable after the date hereof, but in no event later than the Closing Date.

7.5	INTENTIONALLY DELETED

7.6	CONSENTS AND APPROVALS

Ocean shall use its reasonable best efforts to obtain as promptly as practicable all consents, authorizations, approvals and waivers required in connection with the consummation of the transactions contemplated by this Agreement, including but not limited to the approval of its Board of Directors and its Stockholders to the Exchange and to the Amendment of the Bylaws and to the amendment of the Certificate of Incorporation of Ocean.

7.7	AMENDMENT OF BY LAWS AND OF CERTIFICATE OF INCORPORATION

Prior to the Closing, Ocean shall cause its By Laws and its Certificate of Incorporation each to be amended as referenced in the Information Statement described in Section 7.4 above, such documents to be appended to this Agreement prior to Closing.

7.8	SPIN OFF OR SALE OF SUBSIDIARIES OR SALE OF ASSETS

Prior to the Closing, Ocean shall spin off or sell all of the assets or stock of all Subsidiaries or other holdings as well as all assets held by directly by the Company on terms reasonably satisfactory to the Company, in transactions in which the purchaser or transferee of such Subsidiaries shall indemnify and hold harmless Ocean and the Surviving Corporation from any and all liabilities arising out of the business or operations of such Subsidiaries and/or the transaction transferring the ownership thereof to a third party including any Taxes resulting from such transaction not covered by Ocean pursuant to Section 5.6.

7.9	BEST EFFORTS TO SATISFY CONDITIONS

Ocean shall use its reasonable best efforts to cooperate with the Company for purposes of satisfying the conditions set forth in Sections 7 and 8 that are within its control.

7.10	INTERCOMPANY PAYMENTS

All outstanding liabilities of Ocean, including, but not limited to, loans, payables and other amounts due to or from Ocean and its Affiliates as listed in Section 7.10 of the Ocean Disclosure Schedule, shall be paid in full, written off or adjusted to zero balances at or prior to the Closing.

7.11	NOTIFICATION OF CERTAIN MATTERS

From the date hereof until the Closing, Ocean shall promptly notify the Company of (a) the occurrence or non-occurrence of any fact or event of which Ocean has knowledge which would be reasonably likely (i) to cause any representation or warranty of Ocean contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date or (ii) to cause any covenant, condition or agreement of Ocean in this Agreement not to be complied with or satisfied in any material respect and (b) any failure of Ocean to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; PROVIDED, HOWEVER, that no such notification shall affect the other representations or warranties of the Company, or the right of Ocean to rely thereon, or the conditions to the obligations of Ocean. The Company shall give prompt notice to Ocean of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

7.12	NO SOLICITATION

(a) Ocean, its Affiliates and their respective officers, directors, employees, representatives and agents shall immediately terminate any discussions or negotiations with any third party concerning an Acquisition Offer. Ocean and its Affiliates shall not, directly or indirectly, through any officer, director, employee, stockholder, financial advisor, attorney, representative, subsidiary or agent of such Person (i) take any action to solicit, initiate, facilitate, continue or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock or other securities (including by way of a tender offer) or similar transaction involving Ocean , (except with respect to the spin off or sale thereof prior to the Closing) other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to as an “ACQUISITION OFFER”), (ii) engage in discussions or negotiations (whether such discussions or negotiations are initiated by Ocean, such other Person or otherwise) concerning, or provide any non-public information to any Person relating to, any possible Acquisition Offer, or (iii) agree to, enter into a letter of intent or similar document or recommend any Acquisition Offer; PROVIDED, HOWEVER, that nothing contained in this Agreement shall prevent Ocean, or its Board of Directors, to the extent such Board of Directors determines, in good faith and on a reasonable basis by a majority vote (after consultation with independent legal advisors), that such Board of Directors’ fiduciary duties under applicable law require it to do so, from (A) furnishing non-public information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited, bona fide, written Acquisition Offer by such Person or recommending an unsolicited, bona fide, written Acquisition Offer by such Person to the stockholders of Ocean, if and only to the extent that (1) the Board of Directors of Ocean determines in good faith and on a reasonable basis by majority vote (after consultation with independent financial and legal advisors) that such Acquisition Offer is reasonably capable of being completed on the terms proposed and would, if consummated, result in a transaction more favorable to Ocean’s stockholders from a financial point of view than the Exchange and the other transactions contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a “SUPERIOR PROPOSAL”) and the Board of Directors of Ocean determines in good faith and on a reasonable basis by majority vote (after consultation with independent legal advisors) that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such Person, (x) such Board of Directors receives form such Person an executed confidentiality agreement, (y) such non-public information has been previously delivered to Ocean, and (z) Ocean advises the Company in writing of such disclosure or discussions or negotiations, including the Person to whom disclosed or with whom discussions or negotiations will occur; or (B) complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Offer. Ocean shall use its best efforts to ensure that the officers, directors, and Affiliates of Ocean and its subsidiaries and any investment banker or other financial advisor or representative retained by Ocean or any of its subsidiaries are aware of the restrictions described in this Section 7.12 Without limiting the foregoing, it is understood that any violations of the restrictions set forth in this Section 7.12 by any officer, director, employee, financial advisor, attorney, representative, subsidiary, agent or Affiliate of the Company, when acting on behalf of Ocean or any of its subsidiaries, shall be deemed to be a breach of this Section 7.12 by Ocean.

(b) Ocean shall notify the Company immediately after receipt by Ocean (or its advisors) of any Acquisition Offer or any request for non-public information in connection with an Acquisition Offer or for access to the properties, books or records of Ocean or any of its subsidiaries by any Person that informs such party that it is considering making, or has made, an Acquisition Offer. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the Person and the terms and conditions of such proposal, inquiry or contact. Ocean shall continue to keep the Company informed, on a current basis, of the status of any such discussions or negotiations and the terms being discussed or negotiated.

(c) In addition to the foregoing, Ocean shall not accept or enter into any agreement, letter of intent or similar document concerning an Acquisition Offer for a period of not less than seventy-two (72) hours after Ocean’s receipt of a notice of the material terms of such Acquisition Offer and the identity of the Person making such Acquisition Offer, and during such seventy-two (72) hour period Ocean shall negotiate with the Company in good faith any proposal submitted to Ocean by the Company which addresses such Acquisition Offer.

7.13	TERMINATION OF STOCK OPTIONS

Ocean shall obtain the written consent or agreement of each holder of options to purchase capital stock of Ocean. Each such holder shall agree that all such stock options shall terminate as of the Closing Date at no cost or expense to Ocean, and that Ocean shall thereafter have no further obligation or liability whatsoever to such holder in respect of any such options.

8.	CONDITIONS TO OBLIGATIONS OF OCEAN AND OF THE COMPANY

The obligation of Ocean and the Company under this Agreement to consummate the Exchange each shall be subject to the satisfaction on or before the Closing Date, of each of the following conditions, any of which may be waived jointly by the parties;

8.1	CLOSING FUNDING.

In conjunction with the Closing the Company shall prepare a Company Offered Private Placement Memorandum for the sale of no less than 2,500,000 shares and no more than 6,666,667 shares at a price of $0.30 per share (for a minimum raise of $750,000 and a maximum raise of $2,000,000). At least $750,000, less applicable offering expenses, shall be placed in escrow on or before the Closing with such funds being released as a condition of Closing and the offering closed at such time.

8.2	RETENTION OF INVESTMENT ADVISORS AND INVESTOR RELATIONS

The Surviving Corporation shall have entered into an agreement with Vertical Capital Partners, Inc. (“VCP”) pursuant to which VCP will have a right of first refusal to act as the exclusive Placement Agent to the Surviving Corporation for one year on terms to be agreed by such bankers and the parties hereto.

8.3	COMPLETION OF LEGAL DOCUMENTATION

The parties shall be satisfied that all legal documentation necessary or advisable for completion of the transactions contemplated by this Agreement have been concluded.

8.4	CONVERTIBLE SECURITIES

The Surviving Corporation shall have no convertible debt or preferred stock outstanding at closing.

9.	CONDITIONS TO OBLIGATIONS OF OCEAN

In addition to the conditions set forth in Section 8 hereof, the obligations of Ocean under this Agreement to consummate the Exchange shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived by Ocean in its sole discretion:

9.1	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The representations and warranties of the Company contained in this Agreement or in the Company Disclosure Schedule or any certificate delivered pursuant hereto which are not qualified as to materiality shall be complete and correct in all material respects as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and, shall then be complete and correct in all material respects (except that representations made as of a specific date shall be required to be true as of such date only). The representations and warranties of the Company contained in this Agreement or in the Company Disclosure Schedule or any certificate delivered pursuant hereto which are qualified as to materiality shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct in all respects (except that representations made as of a specific date shall be required to be true as of such date only).

9.2	PERFORMANCE OF COVENANTS

The Company shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

9.3	LACK OF ADVERSE CHANGE

There shall not have occurred any event or circumstance which, individually or in the aggregate, has had or may result in a Material Adverse Effect, including the loss of significant business from any of clients of the Company or the loss of any significant clients of the Company.

9.4	UPDATE CERTIFICATE

Ocean shall have received favorable certificates, dated the Closing Date, signed by the president and chief executive officer of the Company as to the matters set forth in Sections 8.1, 8.2 and 8.3.

9.5	NO PROCEEDING; NO LITIGATION

No order of any Governmental Authority shall be in effect that restrains or prohibits any transaction contemplated hereby or that would limit or affect the Surviving Corporation’s ownership or operation of the business of the Company; no Proceeding by any Governmental Authority or any other Person shall be pending or threatened against Ocean, or the Company that challenges the validity or legality, or that seeks to restrain the consummation, of the transactions contemplated hereby or that seeks to limit or otherwise affect Ocean, or the Company’s right to own or operate the business of the Company; and no written advice shall have been received by Ocean, or the Company or by any of their respective counsel from any Governmental Authority, and remain in effect, stating that a Proceeding will, if the Exchange is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Exchange or limit or otherwise affect Ocean’s ownership or operation of the business of the Company.

9.6	APPROVALS AND CONSENTS

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the authorization, execution and delivery of this Agreement, the consummation by it of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of the Company shall have been obtained and made by the Company, except where the failure to receive such consents, waivers, approvals, authorizations or orders would not reasonably be expected to have a Material Adverse Effect.

9.7	STOCKHOLDER APPROVAL

This Agreement shall have been duly executed at or prior to the Effective Time by the holders of all issued and outstanding Common Stock of the Company.

9.8	FIRPTA CERTIFICATE

Ocean shall have received from the Company an executed copy of a certification and notice, meeting the requirements of Sections 897 and 1445 of the Code and the treasury regulations promulgated thereunder, substantially in the form attached hereto as EXHIBIT 9.8, dated as of the Closing Date, that the Company has not been a United States real property holding corporation at any time during the five year period prior to the Closing Date, and the stock of the Company is not a United States real property interest.

9.9	LEGAL OPINION

Ocean shall have received the legal opinion Lynn Boldue of the law firm ________________, counsel to the Company, as to matters reasonably specified by legal counsel for Ocean.

9.10	COMPLETION OF DUE DILIGENCE

Ocean and its legal counsel shall be satisfied with the completion of due diligence.

10.	CONDITIONS TO OBLIGATIONS OF THE COMPANY

In addition to the conditions set forth in Section 8 hereof, the obligations of the Company under this Agreement to consummate the Exchange shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived by the Company in its sole discretion:

10.1	REPRESENTATIONS AND WARRANTIES OF OCEAN

The representations and warranties of Ocean contained in this Agreement or in the Ocean Disclosure Schedule or any certificate delivered pursuant hereto which are not qualified as to materiality shall be complete and correct as of the date when made in all material respects, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and, shall then be complete and correct in all material respects (except that representations made as of a specific date shall be required to be true as of such date only). The representations and warranties of Ocean contained in this Agreement or in the Ocean Disclosure Schedule or any certificate delivered pursuant hereto which are qualified as to materiality shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct in all respects (except that representations made as of a specific date shall be required to be true as of such date only).

10.2	PERFORMANCE OF COVENANTS

Ocean shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

10.3	LACK OF ADVERSE CHANGE

There shall not have occurred any event or circumstance which, individually or in the aggregate, has had or may result in a Material Adverse Effect, including the loss of significant business from any of clients of Ocean or the loss of any significant clients of Ocean .

10.4	UPDATE CERTIFICATE

The Company shall have received favorable certificates, dated the Closing Date, signed by the president and chief executive officer of Ocean as to the matters reasonably requested by the Company.

10.5	NO PROCEEDING; NO LITIGATION

No order of any Governmental Authority shall be in effect that restrains or prohibits any transaction contemplated hereby or that would limit or affect the Surviving Corporation’s ownership or operation of the business of Ocean; no Proceeding by any Governmental Authority or any other Person shall be pending or threatened against Ocean, that challenges the validity or legality, or that seeks to restrain the consummation, of the transactions contemplated hereby or that seeks to limit or otherwise affect Ocean’s right to own or operate the business of Ocean; and no written advice shall have been received by Ocean or by its counsel from any Governmental Authority, and remain in effect, stating that a Proceeding will, if the Exchange is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Exchange or limit or otherwise affect the Company’s ownership or operation of the business of Ocean. There shall exist no litigation against Ocean and none shall have been threatened

10.6	APPROVALS AND CONSENTS

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Ocean for the authorization, execution and delivery of this Agreement, the consummation by it of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of Ocean shall have been obtained and made by Ocean, except where the failure to receive such consents, waivers, approvals, authorizations or orders would not reasonably be expected to have a Material Adverse Effect.

10.7	BOARD APPROVAL

This Agreement shall have been duly adopted at or prior to the Effective Time by the requisite vote of the Board of Directors of Ocean.

10.8	RESIGNATIONS

Company shall have received form the Ocean the resignations of all officers and directors of the Ocean from their positions with the Ocean

10.9	FIRPTA CERTIFICATE

The Company shall have received from Ocean an executed copy of a certification and notice, meeting the requirements of Sections 897 and 1445 of the Code and the treasury regulations promulgated thereunder, substantially in the form attached hereto as EXHIBIT 9.8, dated as of the Closing Date, that Ocean has not been a United States real property holding corporation at any time during the five year period prior to the Closing Date, and the stock of the Company is not a United States real property interest.

10.10	LIABILITIES AND PREFERRED STOCK.

At the Closing, Ocean shall have no liabilities and issued and outstanding Series A Preferred shall have been converted into Common Stock in accordance with its terms.

10.11	NO PROCEEDING

No order of any Governmental Authority shall be in effect that restrains or prohibits the Exchange; and no written advice shall have been received by Ocean, or the Company or by any of their respective counsel from any Governmental Authority, and remain in effect, stating that a Proceeding will, if the Exchange is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Exchange.

10.12	SPIN OFF OR DIVESTITURE OF SUBSIDIARIES.

Prior to the Closing, Ocean shall spin off or sell, or enter agreements to Spin off or sell, any Subsidiary (or its assets) or on terms reasonably satisfactory to the Company, in a transaction in which the purchaser or transferee of such Subsidiaries shall indemnify and hold harmless Ocean and the Surviving Corporation from any and all liabilities arising out of the business or operations of such Subsidiaries and/or the transaction transferring the ownership thereof to a third party.

In addition, Ocean shall provide Company with complete details of any such spin-off or divestiture and shall represent that such spin off or divestiture results in no Tax liability to Ocean or that if it does result in a Tax liability that a provision for such liability shall be maintained by Ocean as set forth in Section 5.6 of this Agreement.

10.13	CHANGE OF NAME

Effective at the Closing the name of Ocean shall be changed to AskMeNow, Inc. which should be effective upon the effective date of the charter amendment referred to in the Information Statement described in Section 7.4 above.

10.14	LEGAL OPINION

The Company shall have received the legal opinion of Lynn Bolduc, counsel to Ocean, as to matters reasonably specified by legal counsel for the Company.

10.15	completion of due diligence

The Company and its legal counsel shall be satisfied with the completion of due diligence.

11.	TERMINATION

11.1	TERMINATION OF AGREEMENT

This Agreement may be terminated:

(a) At any time prior to the Effective Time, by mutual consent of Ocean and the Company.

(b) By Ocean or the Company if the Effective Time shall not have occurred by May 30, 2005, unless such failure shall be due to a material breach of any representation or warranty, or the nonfulfillment in a material respect, and failure to cure such nonfulfillment within five (5) Business Days following receipt by such party of notice of such breach or nonfulfillment, of any covenant or agreement contained herein on the part of the party or parties seeking to terminate this Agreement.

(c) By Ocean or the Company alone, by means of a written notice to the other, if there has been a material misrepresentation on the part of the other, or a material breach on the part of the other of any of its warranties, covenants or agreements set forth herein, or a material failure on the part of the other to comply with any of its other obligations hereunder. No such termination shall relieve any party of the consequences of any such misrepresentation, breach or failure.

(d) By either Ocean or the Company if a Governmental Authority shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in any case, having the effect of permanently restraining, enjoining or otherwise prohibiting the Exchange.

(e) By either Ocean or the Company if the requisite vote of the stockholders of the Company or Ocean, in favor of the Exchange shall not have been obtained; PROVIDED, THAT, the right to terminate this Agreement under this Section 10(e) shall not be available to the Company or Ocean, as the case may be where the failure to obtain such stockholder approval shall have been caused by the action or failure to act of the Company or Ocean, as the case may be and such action or failure to act constitutes a material breach by the Company or Ocean of this Agreement.

(f) By Ocean if it proposes to accept a Superior Proposal; (as defined in Section 7.12 above)

(g) By Ocean if the Board of Directors of Ocean shall have withdrawn or modified its approval or recommendation of the Exchange or the adoption of this Agreement.

11.2	EFFECT OF TERMINATION

In the event of termination of this Agreement as provided in Section 11.1, this Agreement shall forthwith become void, the Exchange shall be abandoned and there shall be no liability or obligation on the part of Ocean or the Company or their respective officers, directors, stockholders or Affiliates, except to the extent that such termination results from the breach by a party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement or in the Disclosure Schedule (in which case the non-breaching party may seek any and all remedies available to it under applicable law); PROVIDED, THAT, the provision of Sections 13.1, 13.2, 13.3, 13.4 and 13.11 and this Section 11.2 shall remain in full force and effect and survive any termination of this Agreement.

12.	INDEMNIFICATION OF DIRECTORS, OFFICERS AND STOCKHOLDERS

12.1	RIGHT TO INDEMNIFICATION

The Bylaws and Certificate of Incorporation of the Surviving Corporation shall contain provisions with respect to indemnification of present and former directors, officers and employees of the Company and Ocean to the maximum degree permitted by the laws of the State of Delaware, which provisions shall not be amended, repealed or otherwise modified for a period of three (3) years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time are present or former directors, officers or employees of the Company, unless such modification is required after the Effective Time by applicable law.

12.2	INSURANCE

For a period of three (3) years after the Effective Time, the Surviving Corporation shall use commercially reasonable efforts to cause to be maintained in effect directors and officers liability insurance covering those persons who are on the date hereof covered by directors and officers liability insurance policies maintained by the Company or by Ocean on terms substantially similar to those applicable under such current policies with respect to claims arising from and related to facts or events which occurred at or before the Effective Time. Notwithstanding the foregoing, Ocean may substitute therefore policies of substantially the same coverage containing terms and conditions which are no less advantageous, in any material respect, to the Indemnified Parties.

12.3	SUCCESSORS

In the event Ocean, the Surviving Corporation or any successor to Ocean or the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, proper provision shall be made so that the successors of the Ocean or the Surviving Corporation honor the obligations of the Ocean and the Surviving Corporation set forth in this Section 11.

12.4	SURVIVAL

The provisions of this Section 12 shall survive the Closing and expressly are intended to benefit each director, officer or employee of the Company contemplated by this Section 12.

13.	GENERAL PROVISIONS

13.1	EXPENSES

Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement, including all fees and expenses of agents, representatives, counsel and accountants.

13.2	PUBLIC ANNOUNCEMENTS

Any public announcement or similar publicity with respect to this Agreement, the Closing or the transactions contemplated hereby will be issued at such time and in such manner as Ocean and the Company agree in writing and shall be made in accordance with Regulation FD promulgated by the SEC. The Company and Ocean will in good faith consult with each other concerning the means by which the Company’s employees, clients and suppliers and others having dealings with the Company will be informed of this Agreement, the Closing and the transactions contemplated hereby, and representatives of Ocean may at its option be present for any such communication.

13.3	NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by fax (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and fax numbers set forth below (or to such other address, person’s attention or fax number as a party may designate by notice to the other parties given in accordance with this Section 13.3):

If to Ocean:

Ocean West Holding Corporation
15991 Redhill Avenue, Suite 110
Tustin California 92780
Attention: Daryl Meddings, Director
Wayne Bailey, CFO

With copies to:

Joseph A. Cosio-Barron
6330 South Sandhill Road
Las Vegas, Nevada 89120
Tel (702) 851-5607
Fax (702) 851-5646

If to the Company:

Info By Phone, Inc.
PO Box 64-3569
Vero Beach, Florida 32963
Attention: Darryl Cohen, President

With a copy to:

Adorno & Yoss LLP
Attn: Charles B. Pearlman
350 East Las Olas Blvd., Suite 1700
Fort Lauderdale, FL 33301

13.4	JURISDICTION; SERVICE OF PROCESS

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New York, County of New York or the United States District Court for the Southern District of New York, and each of the parties consent to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Service of process or any other papers in any such action or procedure may be made by registered or certified mail, return receipt requested, pursuant to the provisions of Section 12.3.

13.5	FURTHER ASSURANCES

The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

13.6	WAIVER

Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege.

13.7	ENTIRE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including any correspondence, written and oral among Ocean, and the Company and constitutes (along with the documents referred to in this Agreement) the entire agreement among the parties with respect to its subject matter. This Agreement may not be amended, nor may any provision hereof or default hereunder be waived, except by a written agreement executed by the party to be charged with the amendment or waiver.

13.8	ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

No party may assign any of its rights under this Agreement without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and the Persons contemplated by Article 11 any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

13.9	SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part will remain in full force and effect to the extent not held invalid or unenforceable.

13.10	SECTION HEADINGS, CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. In this Agreement (i) words denoting the singular include the plural and vice versa, (ii) “it” or “its” or words denoting any gender include all genders, (iii) the word “including” shall mean “including without limitation,” whether or not expressed, (iv) any reference to a law shall mean the statute and any rules and regulations thereunder in force as of the date of this Agreement or the Closing Date, as applicable, unless otherwise expressly provided, (v) any reference herein to a Section, Article, Schedule or Exhibit refers to a Section or Article of or a Schedule or Exhibit to this Agreement, unless otherwise stated, and (vi) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day. Each party acknowledges that it has been advised and represented by counsel in the negotiation, execution and delivery of this Agreement and accordingly agrees that if an ambiguity exists with respect to any provision of this Agreement, such provision shall not be construed against any party because such party or its representatives drafted such provision.

13.11	GOVERNING LAW

This Agreement will be governed by the internal laws of the State of New York without regard to principles of conflict of laws.

13.12	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

OCEAN WEST HOLDING CORP.

By: /s/ Daryl Meddings
Name: Daryl Meddings Title: Director

By: /s/ Wayne Bailey
Name: Wayne Bailey Title: CFO

INFO BY PHONE, INC.

By: /s/ Darryl Cohen
Darryl Cohen Title: Chief Executive Officer

[The Following page is the Stockholder signature page]

STOCKHOLDER SIGNATURE PAGE

IN WITNESS WHEREOF, each Stockholder has executed and delivered this Agreement as of the date first written above.

[The shareholders’ signatures have been omitted from this conformed copy and are on file with the Company.]

Name:

4.30	DISCLOSURE	19
5. REPRESENTATIONS AND WARRANTIES OF OCEAN		20
5.1	ORGANIZATION AND GOOD STANDING	20
5.2	AUTHORITY; NO CONFLICT	20
5.3	CAPITALIZATION	21
5.3A	FINANCIAL STATEMENTS	21
5.4	SEC DOCUMENTS; FINANCIAL STATEMENTS	22
5.5	NO UNDISCLOSED LIABILITIES	22
5.6	TAXES	23
5.7	ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE	23
5.8	NO MATERIAL ADVERSE CHANGE	24
5.9	BOOKS AND RECORDS	24
5.10	TITLE TO PROPERTIES; ENCUMBRANCES	24
5.11	CONDITION AND SUFFICIENCY OF ASSETS	24
5.12	EMPLOYEE BENEFITS	24
5.13	COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS	25
5.14	LEGAL PROCEEDINGS AGAINST OCEAN	25
5.15	ABSENCE OF CERTAIN CHANGES AND EVENTS	25
5.16	CONTRACTS OF OCEAN; NO DEFAULTS	27
5.17	INSURANCE	28
5.18	ENVIRONMENTAL MATTERS	28
5.19	EMPLOYEES	29
5.20	LABOR RELATIONS	29
5.21	INTELLECTUAL PROPERTY	30
5.22	ABSENCE OF CERTAIN PAYMENTS	31
5.23	RELATIONSHIPS WITH RELATED PERSONS	31
5.24	BROKERS OR FINDERS	31
5.25	DEPOSIT ACCOUNTS	32
5.26	CONDUCT OF BUSINESS; USE OF NAME	32
5.27	RESTRICTIONS ON BUSINESS ACTIVITIES	32
5.28	OUTSTANDING INDEBTEDNESS	32
5.29	CLIENTS AND CONTRACTORS	32
5.30	VOTING REQUIREMENTS	32
5.31	EMPLOYEE STOCK PURCHASE PLAN	33
5.32	DISCLOSURE	32
6. COVENANTS OF THE COMPANY		33
6.1	NORMAL COURSE	33
6.2	CONDUCT OF BUSINESS	33
6.3	FINANCIAL COVENANTS	35
6.4	CERTAIN FILINGS	35
6.5	CONSENTS AND APPROVALS	36
6.6	BEST EFFORTS TO SATISFY CONDITIONS	36
6.7	NOTIFICATION OF CERTAIN MATTERS	36
6.8	NO SOLICITATION	36
7. COVENANTS OF OCEAN		37
7.1	CERTAIN FILINGS	37
7.2	NORMAL COURSE	37
7.3	CONDUCT OF BUSINESS	37

7.4	PREPARATION OF THE INFORMATION STATEMENT	39
7.5	INTENTIONALLY DELETED	39
7.6	CONSENTS AND APPROVALS	39
7.7	AMENDMENT OF BY LAWS AND OF CERTIFICATE OF INCORPORATION	39
7.8	SPIN OFF OR SALE OF SUBSIDIARIES OR SALE OF ASSETS	40
7.9	BEST EFFORTS TO SATISFY CONDITIONS	40
7.10	INTERCOMPANY PAYMENTS	40
7.11	NOTIFICATION OF CERTAIN MATTERS	40
7.12	NO SOLICITATION	40
7.13	TERMINATION OF STOCK OPTIONS	41
8. CONDITIONS TO OBLIGATIONS OF OCEAN AND OF THE COMPANY		42
8.1	CLOSING FUNDING.	42
8.2	RETENTION OF INVESTMENT ADVISORS AND INVESTOR RELATIONS	42
8.3	COMPLETION OF LEGAL DOCUMENTATION	42
8.4	CONVERTIBLE SECURITIES	42
9. CONDITIONS TO OBLIGATIONS OF OCEAN		42
9.1	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	42
9.2	PERFORMANCE OF COVENANTS	43
9.3	LACK OF ADVERSE CHANGE	43
9.4	UPDATE CERTIFICATE	43
9.5	NO PROCEEDING; NO LITIGATION	43
9.6	APPROVALS AND CONSENTS	43
9.7	STOCKHOLDER APPROVAL	43
9.8	FIRPTA CERTIFICATE	43
9.9	LEGAL OPINION	44
9.10	COMPLETION OF DUE DILIGENCE	44
10. CONDITIONS TO OBLIGATIONS OF THE COMPANY		44
10.1	REPRESENTATIONS AND WARRANTIES OF OCEAN	44
10.2	PERFORMANCE OF COVENANTS	44
10.3	LACK OF ADVERSE CHANGE	44
10.4	UPDATE CERTIFICATE	44
10.5	NO PROCEEDING; NO LITIGATION	44
10.6	APPROVALS AND CONSENTS	45
10.7	BOARD APPROVAL	45
10.8	RESIGNATIONS	45
10.9	FIRPTA CERTIFICATE	45
10.10	LIABILITIES AND PREFERRED STOCK.	45
10.11	NO PROCEEDING	45
10.12	SPIN OFF OR DIVESTITURE OF SUBSIDIARIES.	46
10.13	CHANGE OF NAME	46
10.14	LEGAL OPINION	46
10.15	completion of due diligence	46
11. TERMINATION		46
11.1	TERMINATION OF AGREEMENT	46
11.2	EFFECT OF TERMINATION	47

12. INDEMNIFICATION OF DIRECTORS, OFFICERS AND STOCKHOLDERS		47
12.1	RIGHT TO INDEMNIFICATION	47
12.2	INSURANCE	47
12.3	SUCCESSORS	48
12.4	SURVIVAL	48
13. GENERAL PROVISIONS		48
13.1	EXPENSES	48
13.2	PUBLIC ANNOUNCEMENTS	48
13.3	NOTICES	48
13.4	JURISDICTION; SERVICE OF PROCESS	49
13.5	FURTHER ASSURANCES	49
13.6	WAIVER	49
13.7	ENTIRE AGREEMENT AND MODIFICATION	49
13.8	ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS	50
13.9	SEVERABILITY	50
13.10	SECTION HEADINGS, CONSTRUCTION	50
13.11	GOVERNING LAW	50
13.12	COUNTERPARTS	50